UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10549
                                                     ---------------------

             Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: April 30
                                           ------------------

                  Date of reporting period: October 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT      |       Nuveen Investments
  October 31, 2008      |       MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                            NUVEEN NEW JERSEY
                                                            INVESTMENT QUALITY
                                                            MUNICIPAL FUND, INC.
                                                            NQJ

                                                            NUVEEN NEW JERSEY
                                                            PREMIUM INCOME
                                                            MUNICIPAL FUND, INC.
                                                            NNJ

                                                            NUVEEN NEW JERSEY
                                                            DIVIDEND ADVANTAGE
                                                            MUNICIPAL FUND
                                                            NXJ

                                                            NUVEEN NEW JERSEY
                                                            DIVIDEND ADVANTAGE
                                                            MUNICIPAL FUND 2
                                                            NUJ

                                                            NUVEEN PENNSYLVANIA
                                                            INVESTMENT QUALITY
                                                            MUNICIPAL FUND
                                                            NQP

                                                            NUVEEN PENNSYLVANIA
                                                            PREMIUM INCOME
                                                            MUNICIPAL FUND 2
                                                            NPY

                                                            NUVEEN PENNSYLVANIA
                                                            DIVIDEND ADVANTAGE
                                                            MUNICIPAL FUND
                                                            NXM

                                                            NUVEEN PENNSYLVANIA
                                                            DIVIDEND ADVANTAGE
                                                            MUNICIPAL FUND 2
                                                            NVY

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Robert P. Bremner

Chairman's
LETTER TO SHAREHOLDERS


|  Robert P. Bremner  |  Chairman of the Board


Dear Shareholders,

I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to welcome two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has replaced Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also added Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Fourth, again on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many difficulties involved.

Finally, I urge you to take the time to review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
December 23, 2008

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds | NQJ, NNJ, NXJ, NUJ,
                                                NQP, NPY, NXM, NVY

Portfolio manager Cathryn Steeves discusses key investment strategies and the six-month performance of the Nuveen New Jersey and Pennsylvania Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for these eight Funds in 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN NEW JERSEY AND PENNSYLVANIA FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2008?

During this period, stress in the financial markets resulted in increased price volatility for many securities, reduced liquidity and a general flight to quality. In this turbulent environment, we took a defensive approach to managing the Funds, focusing on managing duration(1) risk, preserving and enhancing liquidity, as appropriate, and remaining invested for the long term.

As events unfolded, we carefully monitored the municipal bond market for attractive purchase opportunities, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term. One area of focus in the New Jersey Funds was buying high-quality bonds with longer maturities that could help to maintain and extend the Funds' durations and had the potential to enhance yields and returns overtime. In the Pennsylvania Funds, we purchased both higher and lower quality health care bonds and higher coupon housing securities that were very attractively priced.

To provide liquidity for purchases, we selectively sold holdings with shorter durations. We also monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell such bonds into solid retail demand. In addition, some of our new purchases were funded by reinvesting the proceeds from called or matured bonds, especially in the Pennsylvania Funds.

As a key dimension of risk management, we employed a disciplined approach to duration positioning as an important component of our overall strategy. As part of this approach, we used inverse floating rate securities(2) in all of the Funds except NUJ, NVY and NXM during this period. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. NNJ and NVY also invested in certain types of




(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

derivative instruments in an effort to lengthen duration and help manage common share net asset value (NAV) volatility while trying to minimize any negative impact on income streams or common share dividends over the short term. As of October 31, 2008, we continued to use inverse floaters in NQJ, NNJ, NXJ, NQP and NPY, and the derivatives remained in place in NNJ and NVY.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen New Jersey and Pennsylvania Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Annualized Total Returns on Common Share Net Asset Value*
For periods ended 10/31/08

                            Six-Month       1-Year       5-Year       10-Year
New Jersey Funds
NQJ                           -12.43%      -12.56%        1.55%        3.66%
NNJ                           -10.59%      -10.28%        1.57%        3.92%
NXJ                           -13.62%      -14.28%        1.32%         N/A
NUJ                           -13.79%      -14.38%        1.66%         N/A

Pennsylvania Funds
NQP                           -13.60%      -14.11%        0.58%        3.09%
NPY                           -15.21%      -16.57%       -0.04%        3.07%
NXM                           -14.66%      -15.32%        0.93%         N/A
NVY                           -12.52%      -13.26%        1.39%         N/A

Lipper Other States
Municipal Debt Funds
Average(3)                    -13 01%      -13.59%        1.15%        3.31%

Barclays Capital
Municipal Bond Index(4)        -4.70%      - 3.30%        2.73%        4.14%

S&P National Municipal
Bond Index(5)                  -5.19%       -4.15%        2.75%         N/A


For the six months ended October 31, 2008, the cumulative returns on common share NAV for NQJ, NNJ and NVY exceeded the average return for the Lipper Other States Municipal Debt Funds Average, while the remaining five Funds lagged this return. All of the Funds underperformed the Barclays Capital Municipal Bond Index and Standard & Poor's (S&P) National Municipal Bond Index.




*Six-month returns are cumulative; returns for one-year, five-year and ten-year are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6 months, 46 funds; 1 year, 46 funds; 5 years, 46 funds; and 10 years, 18 funds. Fund and Lipper returns assume reinvestment of dividends. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from 10 different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

(4) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(5) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

Key management factors that influenced the Funds' returns during this period included duration positioning, the use of inverse floaters, credit exposure and sector allocations. In addition, a major factor affecting each Fund's performance over this period was the use of leverage. The impact of leverage is discussed in more detail on page seven.

Over the course of this reporting period, we saw the yield curve steepen, as interest rates at the short end of the curve declined and longer-term rates generally rose, especially during September and October. Given these changes in the interest rate environment, bonds in the Barclays Capital Municipal Bond Index with maturities of ten years or less generally outperformed the market as a whole and bonds maturing in one to four years benefited the most. In general, these shorter bonds outperformed credits with longer maturities, while bonds having the longest maturities (twenty-two years and longer) posted the worst returns. Among the New Jersey Funds, NQJ and NNJ had shorter durations than NXJ and NUJ, which benefited their performances relative to the latter two Funds. In NPY, which had the longest duration among the four Pennsylvania Funds, the impact of duration positioning caused the performance of this Fund to trail that of the other three.

As mentioned earlier, all of the Funds except NUJ, NXM and NVY used inverse floaters during this period to help bring their durations closer to our strategic target and enhance income-generation capabilities. In general, these inverse floaters had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

Credit exposure was also an important factor in performance during these past six months. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality ratings typically performed very well. At the same time, bonds rated BBB or below and non-rated bonds generally posted poor returns. As of October 31, 2008, the New Jersey Funds had weightings of bonds rated BBB or lower and non-rated bonds ranging from 13% to 22%, while the Pennsylvania Funds' allocations totaled approximately 10% to 20%. While the exposure to lower-rated credits had a negative impact on the Funds for this period, the overall higher credit quality of NNJ and NQP was a relatively positive factor in these Funds' six-month performances.

Sectors of the market that generally contributed positively to the Funds' performances included general and limited tax obligation issues and resource recovery credits. Pre-refunded bonds(6), which are usually backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. Among these Funds, NQP and NVY had the largest allocations of pre-refunded bonds as of October 31, 2008, while NXM held the smallest allocation.


(6) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

In general, bonds that carried any credit risk, regardless of sector, posted weak performance. Revenue bonds as a whole, and the industrial development and housing sectors in particular, underperformed the general municipal market. The performance of the New Jersey Funds was helped during this period by the fact that they had underweighted the housing sector. Next to the industrial development revenue sector, zero coupon bonds were among the worst performing categories in the municipal market. The health care sector also performed poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors mentioned above, one of the primary factors negatively impacting the six-month returns of these Funds relative to those of the unleveraged Barclays Capital Municipal Bond Index and S&P National Municipal Bond Index was the Funds'use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the six-month period, the Funds' borrowing costs were relatively high, negatively impacting their total returns.

RECENT DEVELOPMENTS IN THE MARKET ENVIRONMENT

Beginning in October, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms'capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This de-leveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang as a large amount of new issues were postponed would cause selling pressure to persist for a period of time. In addition to falling prices, these market conditions resulted in greater price volatility of municipal bonds; wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, and although liquidity improved considerably over ensuing weeks, it may reoccur if financial turmoil persists or worsens.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned earlier, another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions while AGCand FSA received their first rating reduction by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bond's were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one Funds. As of October 31, 2008, none of the Funds included in this shareholder report had issued par redemption notices for their auction rate preferred shares.

On August 7, 2008, four Nuveen municipal Funds (none of which are included in this shareholder report) issued par redemption notices for all outstanding shares of their auction rate preferred shares totaling $569.9 million. These redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION



During the six-month period ended October 31, 2008, there was one dividend increase in NQP, NPY, NXM and NVY, while the dividends of NQJ, NXJ and NUJ remained stable throughout the reporting period. In NNJ, however, the cost of leverage-related borrowing remained higher than in the other Funds. This impacted the incremental income available for dividends and led to one dividend cut in this Fund, effective October 2008.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2008, all of the Funds in this report except NPY had negative UNII balances for financial statement purposes and positive UNII balances, based upon our best estimate, for tax purposes. NPY had a positive UNII balance for financial statement purposes and a positive UNII balance, based upon our best estimate, for tax purposes.

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 10, 2007, for NQP and NPY and on July 30, 2008, for NQJ, NNJ, NXJ, NUJ, NXM and NVY under which each Fund may repurchase up to 10% of its common shares. As of October 31, 2008, NQP and NPY had cumulatively repurchased 139,900 and 156,100 common shares, respectively, representing approximately 0.9% and 1.0% of each Fund's' total common shares outstanding, respectively.

As of October 31, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                             10/31/08                 Six-Month
                             Discount          Average Discount

NQJ                           -15.42%                  - 10.19%
NNJ                           -15.09%                  - 10.36%
NXJ                           -14.89%                  - 10.30%
NUJ                           -10.45%                   - 7.06%
NQP                           -15.17%                  - 12.12%
NPY                           -17.84%                  - 12.91%
NXM                           -10.63%                   - 9.40%
NVY                           -16.42%                   - 9.79%

NQJ
Performance
OVERVIEW

Nuveen New Jersey
Investment Quality
Municipal Fund, Inc.
        as of October 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              32%
AA                               40%
A                                10%
BBB                              11%
BB or Lower                       1%
N/R                               6%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Nov                           0.0545
Dec                           0.0545
Jan                           0.0545
Feb                           0.0545
Mar                           0.0545
Apr                           0.0545
May                           0.0545
Jun                           0.0545
Jul                           0.0545
Aug                           0.0545
Sep                           0.0545
Oct                           0.0545

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                      13.19
                              13.19
                              13.03
                              12.46
                              12.63
                              12.89
                              13.0601
                              12.79
                              12.62
                              12.94
                              13.382
                              13.59
                              13.33
                              13.67
                              13.68
                              13.7
                              12.85
                              12.78
                              12.59
                              13
                              12.65
                              12.61
                              12.99
                              12.89
                              12.99
                              12.97
                              13.13
                              13.1
                              13.248
                              13.24
                              13.36
                              13.25
                              13.37
                              13.08
                              12.94
                              12.8799
                              12.76
                              12.83
                              12.85
                              12.44
                              12.59
                              12.67
                              12.68
                              12.71
                              12.76
                              12.76
                              12.66
                              12.15
                              11.2
                              10.79
                              8.1
                              9.54
                              10.7101
10/31/08                      10.31

FUND SNAPSHOT
------------------------------------
Common Share Price            $10.31
------------------------------------
Common Share
Net Asset Value               $12.19
------------------------------------
Premium/(Discount) to NAV    -15.42%
------------------------------------
Market Yield                   6.34%
------------------------------------
Taxable-Equivalent Yield(2)    9.41%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $249,796
------------------------------------
Average Effective
Maturity on Securities (Years) 15.95
------------------------------------
Leverage-Adjusted Duration     13.22
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)  -19.07%       -12.43%
------------------------------------
1-Year        -17.65%       -12.56%
------------------------------------
5-Year         -1.94%         1.55%
------------------------------------
10-Year         0.61%         3.66%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        22.6%
------------------------------------
Transportation                16.8%
------------------------------------
U.S. Guaranteed               14.2%
------------------------------------
Health Care                   14.0%
------------------------------------
Education and Civic
   Organizations              10.9%
------------------------------------
Water and Sewer                5.6%
------------------------------------
Tax Obligation/General         4.8%
------------------------------------
Other                         11.1%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0299 per share.

NNJ
Performance
OVERVIEW

Nuveen New Jersey
Premium Income
Municipal Fund, Inc.
        as of October 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1),(2)
AAA/U.S. Guaranteed              33%
AA                               42%
A                                12%
BBB                               9%
BB or Lower                       1%
N/R                               3%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Nov                           0.0545
Dec                           0.0545
Jan                           0.0545
Feb                           0.0545
Mar                           0.0545
Apr                           0.0545
May                           0.0545
Jun                           0.0545
Jul                           0.0545
Aug                           0.0545
Sep                           0.0545
Oct                           0.0515

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                      13.6
                              13.52
                              13.27
                              12.95
                              12.92
                              13.196
                              13.35
                              13.34
                              13.05
                              13.3
                              13.85
                              14.08
                              13.71
                              14.1
                              13.96
                              14.05
                              13.3
                              13.14
                              13.12
                              13.21
                              12.97
                              13.09
                              13.14
                              13.3
                              13.28
                              13.34
                              13.48
                              13.48
                              13.6
                              13.58
                              13.64
                              13.61
                              13.597
                              13.21
                              13.01
                              13.01
                              13
                              13.07
                              12.95
                              12.85
                              12.78
                              12.977
                              12.97
                              12.8
                              13.14
                              13.12
                              12.85
                              12.86
                              11.75
                              11.15
                              8.24
                              9.78
                              10.85
10/31/08                      10.86

FUND SNAPSHOT
------------------------------------
Common Share Price            $10.86
------------------------------------
Common Share
Net Asset Value               $12.79
------------------------------------
Premium/(Discount) to NAV    -15.09%
------------------------------------
Market Yield                   5.69%
------------------------------------
Taxable-Equivalent Yield(3)    8.44%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $154,101
------------------------------------
Average Effective
Maturity on Securities (Years) 14.35
------------------------------------
Leverage-Adjusted Duration     12.69
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)  -17.31%       -10.59%
------------------------------------
1-Year        -15.32%       -10.28%
------------------------------------
5-Year         -1.47%         1.57%
------------------------------------
10-Year         1.82%         3.92%
------------------------------------

INDUSTRIES
(as a % of total investments)(2)
------------------------------------
Tax Obligation/Limited         27.0%
------------------------------------
U.S. Guaranteed                17.2%
------------------------------------
Health Care                    12.7%
------------------------------------
Transportation                 12.3%
------------------------------------
Education and Civic
   Organizations                9.8%
------------------------------------
Water and Sewer                 9.0%
------------------------------------
Tax Obligation/General          6.5%
------------------------------------
Other                           5.5%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)  Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0413 and $0.0008 per share, respectively.

NXJ
Performance
OVERVIEW

Nuveen New Jersey
Dividend Advantage
Municipal Fund
        as of October 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              25%
AA                               37%
A                                16%
BBB                              16%
BB or Lower                       2%
N/R                               4%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Nov                            0.055
Dec                            0.055
Jan                            0.055
Feb                            0.055
Mar                            0.055
Apr                            0.055
May                            0.055
Jun                            0.055
Jul                            0.055
Aug                            0.055
Sep                            0.055
Oct                            0.055

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                      13.52
                              13.41
                              13.08
                              12.7
                              12.88
                              12.95
                              13.15
                              12.92
                              12.89
                              12.93
                              13.64
                              13.7
                              13.46
                              13.74
                              13.5
                              13.7
                              12.9
                              12.9
                              12.6
                              12.98
                              12.62
                              12.39
                              12.798
                              12.96
                              13.02
                              13
                              13
                              13.2
                              13.36
                              13.25
                              13.27
                              13.37
                              13.3
                              12.94
                              12.85
                              12.65
                              12.65
                              12.63
                              12.62
                              12.5
                              12.58
                              12.55
                              12.55
                              12.44
                              12.68
                              12.56
                              12.48
                              11.95
                              11.03
                              10.618
                              8.1
                              9.74
                              10.3
10/31/08                      10.23


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.23
------------------------------------
Common Share
Net Asset Value               $12.02
------------------------------------
Premium/(Discount) to NAV    -14.89%
------------------------------------
Market Yield                   6.45%
------------------------------------
Taxable-Equivalent Yield(2)    9.57%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $79,085
------------------------------------
Average Effective
Maturity on Securities (Years) 16.01
------------------------------------
Leverage-Adjusted Duration     14.35
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)  -19.78%       -13.62%
------------------------------------
1-Year        -20.26%       -14.28%
------------------------------------
5-Year         -1.96%         1.32%
------------------------------------
Since
Inception       0.68%         3.38%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        23.2%
------------------------------------
U.S. Guaranteed               16.0%
------------------------------------
Health Care                   14.4%
------------------------------------
Water and Sewer               13.3%
------------------------------------
Transportation                12.2%
------------------------------------
Education and Civic
   Organizations              12.0%
------------------------------------
Other                          8.9%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0269 per share.

NUJ
Performance
OVERVIEW

Nuveen New Jersey
Dividend Advantage
Municipal Fund 2
        as of October 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              30%
AA                               33%
A                                19%
BBB                              12%
BB or Lower                       4%
N/R                               2%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Nov                           0.0575
Dec                           0.0575
Jan                           0.0575
Feb                           0.0575
Mar                           0.0575
Apr                           0.0575
May                           0.0575
Jun                           0.0575
Jul                           0.0575
Aug                           0.0575
Sep                           0.0575
Oct                           0.0575

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                      13.98
                              13.94
                              13.66
                              13.45
                              13.3499
                              13.58
                              13.81
                              13.49
                              13.34
                              13.26
                              13.95
                              14.2
                              13.98
                              14.12
                              14.4599
                              14.24
                              13.4999
                              13.27
                              13.05
                              13.2
                              12.99
                              12.99
                              13.34
                              13.45
                              13.43
                              13.49
                              13.51
                              13.6
                              13.6
                              13.7
                              13.96
                              13.87
                              14.35
                              13.5
                              13.4
                              13.4
                              13.059
                              13.42
                              13.26
                              13.01
                              13.04
                              12.98
                              13.15
                              13.25
                              13.57
                              13.55
                              13.18
                              12.85
                              11.9
                              11.2
                              8.25
                              9.78
                              10.8
10/31/08                      10.8


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.80
------------------------------------
Common Share
Net Asset Value               $12.06
------------------------------------
Premium/(Discount) to NAV    -10.45%
------------------------------------
Market Yield                   6.39%
------------------------------------
Taxable-Equivalent Yield(2)    9.48%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $54,539
------------------------------------
Average Effective
Maturity on Securities (Years) 15.97
------------------------------------
Leverage-Adjusted Duration     13.96
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)  -18.32%       -13.79%
------------------------------------
1-Year        -18.36%       -14.38%
------------------------------------
5-Year         -0.68%         1.66%
------------------------------------
Since
Inception       0.98%         3.37%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    19.4%
------------------------------------
Tax Obligation/Limited         19.0%
------------------------------------
U.S. Guaranteed                18.4%
------------------------------------
Transportation                 15.4%
------------------------------------
Education and Civic
   Organizations                9.9%
------------------------------------
Long-Term Care                  5.9%
------------------------------------
Other                          12.0%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.1515 per share.

NQP
Performance
OVERVIEW

Nuveen Pennsylvania
Investment Quality
Municipal Fund
        as of October 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              40%
AA                               42%
A                                 8%
BBB                               9%
N/R                               1%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Nov                            0.055
Dec                            0.055
Jan                            0.055
Feb                            0.055
Mar                            0.055
Apr                            0.055
May                            0.055
Jun                            0.055
Jul                            0.055
Aug                            0.055
Sep                            0.057
Oct                            0.057

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                      13.39
                              13.46
                              12.96
                              12.65
                              12.64
                              12.74
                              13.01
                              12.95
                              12.64
                              12.93
                              13.54
                              13.72
                              13.42
                              13.67
                              13.57
                              13.52
                              12.92
                              12.73
                              12.39
                              12.88
                              12.57
                              12.38
                              12.76
                              12.9
                              12.92
                              13.23
                              13.09
                              13.154
                              13.11
                              13.16
                              13.19
                              13.05
                              12.93
                              12.7
                              12.57
                              12.57
                              12.63
                              12.59
                              12.4401
                              12.25
                              12.25
                              12.25
                              12.19
                              12.105
                              12.23
                              12.35
                              12.24
                              11.58
                              10.67
                              10.25
                              7.66
                              9.03
                              10.29
10/31/08                      10.286


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.29
------------------------------------
Common Share
Net Asset Value               $12.13
------------------------------------
Premium/(Discount) to NAV    -15.17%
------------------------------------
Market Yield                   6.65%
------------------------------------
Taxable-Equivalent Yield(2)    9.53%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $196,081
------------------------------------
Average Effective
Maturity on Securities (Years) 15.40
------------------------------------
Leverage-Adjusted Duration     15.13
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)  -19.21%       -13.60%
------------------------------------
1-Year        -19.51%       -14.11%
------------------------------------
5-Year         -1.96%         0.58%
------------------------------------
10-Year         0.50%         3.09%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                21.4%
------------------------------------
Education and Civic
Organizations                  19.2%
------------------------------------
Tax Obligation/General         16.3%
------------------------------------
Health Care                     8.2%
------------------------------------
Transportation                  7.8%
------------------------------------
Tax Obligation/Limited          6.0%
------------------------------------
Housing/Single Family           5.6%
------------------------------------
Water and Sewer                 4.1%
------------------------------------
Other                          11.4%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NPY
Performance
OVERVIEW

Nuveen Pennsylvania
Premium Income
Municipal Fund 2
        as of October 31, 2008


Pie Chart:
Credit Quality (as a % of total investments(1)
AAA/U.S. Guaranteed              34%
AA                               39%
A                                 9%
BBB                              11%
BB or Lower                       3%
N/R                               4%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Nov                           0.0495
Dec                           0.0495
Jan                           0.0495
Feb                           0.0495
Mar                           0.0495
Apr                           0.0495
May                           0.0495
Jun                           0.0495
Jul                           0.0495
Aug                           0.0495
Sep                            0.052
Oct                            0.052

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                      12.63
                              12.64
                              12.34
                              11.94
                              12.13
                              12.31
                              12.41
                              12.21
                              12.07
                              12.34
                              12.77
                              12.93
                              12.71
                              12.84
                              12.85
                              12.87
                              12.23
                              12.23
                              11.83
                              12.1
                              11.92
                              11.8
                              12.05
                              12.25
                              12.15
                              12.35
                              12.35
                              12.26
                              12.28
                              12.4
                              12.36
                              12.32
                              12.37
                              12.13
                              11.83
                              11.8999
                              12.06
                              11.93
                              11.71
                              11.48
                              11.53
                              11.53
                              11.53
                              11.537
                              11.59
                              11.73
                              11.52
                              11.26
                              10.14
                              9.89
                              7.2
                              8.36
                              9.39
10/31/08                      9.35


FUND SNAPSHOT
------------------------------------
Common Share Price             $9.35
------------------------------------
Common Share
Net Asset Value               $11.38
------------------------------------
Premium/(Discount) to NAV    -17.84%
------------------------------------
Market Yield                   6.67%
------------------------------------
Taxable-Equivalent Yield(2)    9.56%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $178,257
------------------------------------
Average Effective
Maturity on Securities (Years) 16.28
------------------------------------
Leverage-Adjusted Duration     15.38
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)  -21.86%       -15.21%
------------------------------------
1-Year        -21.85%       -16.57%
------------------------------------
5-Year         -3.28%        -0.04%
------------------------------------
10-Year         1.96%         3.07%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               15.4%
------------------------------------
Education and Civic
   Organizations              15.1%
------------------------------------
Transportation                12.8%
------------------------------------
Tax Obligation/General        10.6%
------------------------------------
Utilities                      8.9%
------------------------------------
Health Care                    8.7%
------------------------------------
Water and Sewer                7.8%
------------------------------------
Tax Obligation/Limited         5.8%
------------------------------------
Other                         14.9%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0439 per share.

NXM
Performance
OVERVIEW

Nuveen Pennsylvania
Dividend Advantage
Municipal Fund
        as of October 31, 2008


Pie Chart:
Credit Quality (as a % of total investments(1)
AAA/U.S. Guaranteed              26%
AA                               41%
A                                13%
BBB                              10%
BB or Lower                       5%
N/R                               5%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Nov                            0.057
Dec                            0.057
Jan                            0.057
Feb                            0.057
Mar                            0.057
Apr                            0.057
May                            0.057
Jun                            0.057
Jul                            0.057
Aug                            0.057
Sep                           0.0585
Oct                           0.0585

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                      13.52
                              13.5006
                              13.43
                              12.93
                              12.95
                              13.1399
                              13.45
                              13.03
                              12.92
                              13.16
                              13.76
                              13.92
                              13.8
                              13.77
                              13.82
                              13.72
                              13.33
                              13.59
                              13.0101
                              13.07
                              12.82
                              13
                              13.3
                              13.2
                              13.27
                              13.63
                              13.79
                              13.7
                              13.96
                              13.85
                              13.65
                              13.58
                              13.48
                              13.1
                              13.06
                              12.99
                              13.1
                              12.94
                              13.24
                              13.05
                              12.78
                              12.67
                              12.51
                              12.51
                              12.67
                              12.84
                              12.61
                              11.84
                              11.476
                              11.56
                              9.43
                              9.63
                              10.69
10/31/08                      10.76


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.76
------------------------------------
Common Share
Net Asset Value               $12.04
------------------------------------
Premium/(Discount) to NAV    -10.63%
------------------------------------
Market Yield                   6.52%
------------------------------------
Taxable-Equivalent Yield(2)    9.34%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $40,117
------------------------------------
Average Effective
Maturity on Securities (Years) 17.15
------------------------------------
Leverage-Adjusted Duration     14.15
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)  -18.70%       -14.66%
------------------------------------
1-Year        -16.34%       -15.32%
------------------------------------
5-Year         -0.77%         0.93%
------------------------------------
Since
Inception       1.92%         4.00%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations              18.1%
------------------------------------
Health Care                   14.3%
------------------------------------
Long-Term Care                11.5%
------------------------------------
U.S. Guaranteed               10.7%
------------------------------------
Tax Obligation/Limited         9.5%
------------------------------------
Tax Obligation/General         9.0%
------------------------------------
Transportation                 7.8%
------------------------------------
Housing/Single Family          5.1%
------------------------------------
Other                         14.0%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0516 per share.

NVY
Performance
OVERVIEW

Nuveen Pennsylvania
Dividend Advantage
Municipal Fund 2
        as of October 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1),(2)
AAA/U.S. Guaranteed              28%
AA                               46%
A                                 9%
BBB                               8%
BB or Lower                       4%
N/R                               5%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share(4)
Nov                           0.0575
Dec                           0.0575
Jan                           0.0575
Feb                           0.0575
Mar                           0.0575
Apr                           0.0575
May                           0.0575
Jun                           0.0575
Jul                           0.0575
Aug                           0.0575
Sep                           0.0585
Oct                           0.0585

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07                      13.6
                              13.58
                              13.23
                              13.18
                              13.15
                              13.32
                              13.5001
                              13.06
                              13.29
                              13.18
                              13.81
                              14.02
                              14.22
                              14.22
                              14.64
                              14.4
                              13.92
                              14
                              13.2
                              13.7
                              13.17
                              13.16
                              13.42
                              13.68
                              13.48
                              13.52
                              13.64
                              13.51
                              13.82
                              13.85
                              13.58
                              13.59
                              13.58
                              13.04
                              12.82
                              12.78
                              13.06
                              12.71
                              12.69
                              12.78
                              12.76
                              12.56
                              12.51
                              12.63
                              12.7
                              12.82
                              12.86
                              11.85
                              11.05
                              11.139
                              7.8
                              9.73
                              10.17
10/31/08                      10.33


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.33
------------------------------------
Common Share
Net Asset Value               $12.36
------------------------------------
Premium/(Discount) to NAV    -16.42%
------------------------------------
Market Yield                   6.80%
------------------------------------
Taxable-Equivalent Yield(3)    9.74%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $46,056
------------------------------------
Average Effective
Maturity on Securities (Years) 14.37
------------------------------------
Leverage-Adjusted Duration     12.68
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)  -20.67%       -12.52%
------------------------------------
1-Year        -19.85%       -13.26%
------------------------------------
5-Year         -1.33%         1.39%
------------------------------------
Since
Inception       0.28%         3.53%
------------------------------------

INDUSTRIES
(as a % of total investments)(2)
------------------------------------
U.S. Guaranteed                21.1%
------------------------------------
Tax Obligation/Limited         15.8%
------------------------------------
Tax Obligation/General         13.9%
------------------------------------
Education and Civic
   Organizations               12.3%
------------------------------------
Health Care                     9.6%
------------------------------------
Water and Sewer                 5.8%
------------------------------------
Long-Term Care                  4.4%
------------------------------------
Industrials                     4.1%
------------------------------------
Other                          13.0%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)  Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0487 per share.

NQJ

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                    October 31, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center
                Project, Series 2005A:
$         800    5.000%, 1/01/32                                                      1/15 at 100.00        Baa3        $   513,720
          690    5.125%, 1/01/37                                                      1/15 at 100.00        Baa3            436,625

------------------------------------------------------------------------------------------------------------------------------------
        1,490   Total Consumer Discretionary                                                                                950,345
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 3.1% (2.0% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2007-1A:
        4,300    4.750%, 6/01/34                                                      6/17 at 100.00         BBB          2,367,666
       10,000    5.000%, 6/01/41                                                      6/17 at 100.00         BBB          5,404,000

------------------------------------------------------------------------------------------------------------------------------------
       14,300   Total Consumer Staples                                                                                    7,771,666
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 17.1% (10.9% OF TOTAL INVESTMENTS)

        1,000   New Jersey Economic Development Authority, Revenue Bonds,             6/15 at 100.00          AA            981,540
                 The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 -
                 AMBAC Insured

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00         N/R          1,452,840
                 Fairleigh Dickinson University, Series 2002D,
                 5.250%, 7/01/32 - ACA Insured

          500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            417,755
                 Fairleigh Dickinson University, Series 2004C,
                 5.500%, 7/01/23

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/17 at 100.00        BBB+            841,920
                 Georgian Court University, Series 2007D, 5.000%, 7/01/27

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Kean University, Series 2007D:
        3,555    5.000%, 7/01/32 - FGIC Insured                                       7/17 at 100.00          A-          3,242,196
        2,295    5.000%, 7/01/39 - FGIC Insured                                       7/17 at 100.00          A-          2,012,371

          120   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00          AA            114,266
                 Montclair State University, Series 2004L, 5.125%, 7/01/22 -
                 MBIA Insured

        1,225   New Jersey Educational Facilities Authority, Revenue Bonds,           7/15 at 100.00          A2          1,227,671
                 Montclair State University, Series 2005F, 5.000%, 7/01/16 -
                 FGIC Insured

        2,770   New Jersey Educational Facilities Authority, Revenue Bonds,           7/16 at 100.00         Aa3          2,490,812
                 Montclair State University, Series 2006A, 5.000%, 7/01/36 -
                 AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2001G:
        1,000    5.250%, 7/01/20 - MBIA Insured                                       7/11 at 100.00          AA          1,003,130
        1,945    5.250%, 7/01/21 - MBIA Insured                                       7/11 at 100.00          AA          1,943,074

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2004B:
        1,260    5.000%, 7/01/19 - AMBAC Insured                                      1/14 at 100.00          AA          1,265,897
        2,510    4.750%, 7/01/20 - AMBAC Insured                                      1/14 at 100.00          AA          2,435,453
          185    4.250%, 7/01/24 - AMBAC Insured                                      1/14 at 100.00          AA            159,372

        1,495   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00          A-          1,508,111
                 Ramapo College, Series 2004H, 5.000%, 7/01/16 -
                 FGIC Insured

          610   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00          A3            562,573
                 Rider University, Series 2004A, 5.500%, 7/01/23 -
                 RAAI Insured


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         510   New Jersey Educational Facilities Authority, Revenue Bonds,           7/12 at 100.00          A3        $   396,918
                 Rider University, Series 2007C, 5.000%, 7/01/37 -
                 RAAI Insured

        1,430   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00          AA          1,350,249
                 William Paterson University, Series 2004A, 5.125%, 7/01/21 -
                 FGIC Insured

        1,050   New Jersey Educational Facilities Authority, Revenue                  7/12 at 100.00          A3            998,823
                 Refunding Bonds, Rider University, Series 2002A,
                 5.000%, 7/01/17 - RAAI Insured

        2,115   New Jersey Higher Education Assistance Authority,                    12/08 at 101.00         Aaa          2,117,030
                 Student Loan Revenue Bonds, New Jersey Class Loan
                 Program, Series 1997A, 5.800%, 6/01/16 - MBIA Insured
                 (Alternative Minimum Tax)

        2,000   New Jersey Higher Education Assistance Authority, Student             6/10 at 101.00         Aaa          2,010,380
                 Loan Revenue Bonds, Series 2000A, 6.125%, 6/01/17 -
                 MBIA Insured (Alternative Minimum Tax)

        2,000   New Jersey Higher Education Assistance Authority, Student             6/18 at 100.00         AAA          1,829,460
                 Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 -
                 AGC Insured (Alternative Minimum Tax)

        4,235   Puerto Rico Industrial, Tourist, Educational, Medical and             9/11 at 100.00         BBB          3,559,729
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, University of the Sacred Heart,
                 Series 2001, 5.250%, 9/01/21

                University of Medicine and Dentistry of New Jersey, Certificates
                of Participation, Child Health Institute, LLC, Series 2003:
        1,945    5.000%, 4/15/20 - AMBAC Insured                                      4/13 at 100.00          AA          1,816,494
        1,370    5.000%, 4/15/22 - AMBAC Insured                                      4/13 at 100.00          AA          1,330,777

                University of Medicine and Dentistry of New Jersey, Revenue
                Bonds, Series 2002A:
        2,100    5.000%, 12/01/24 - AMBAC Insured                                    12/12 at 100.00          AA          2,010,372
        4,000    5.500%, 12/01/27 - AMBAC Insured                                    12/12 at 100.00          AA          3,659,760

------------------------------------------------------------------------------------------------------------------------------------
       46,225   Total Education and Civic Organizations                                                                  42,738,973
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 1.6% (1.0% OF TOTAL INVESTMENTS)

        5,000   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3          3,999,100
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 21.9% (14.0% OF TOTAL INVESTMENTS)

                Camden County Improvement Authority, New Jersey,
                Revenue Bonds, Cooper Health System, Series 2004A:
          200    5.000%, 2/15/25                                                      2/15 at 100.00         BBB            153,248
        1,000    5.750%, 2/15/34                                                      8/14 at 100.00         BBB            820,210

        1,920   New Jersey Health Care Facilities Finance Authority,                  7/18 at 100.00          A+          1,619,251
                 Revenue Bonds, AHS Hospital Corporation, Series 2008A,
                 5.000%, 7/01/27

        5,750   New Jersey Health Care Facilities Financing Authority,                8/11 at 100.00          AA          5,002,960
                 FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
                 Center, Series 2001, 5.000%, 8/01/41 - AMBAC Insured

        2,000   New Jersey Health Care Facilities Financing Authority,                7/18 at 100.00        Baa2          1,555,100
                 New Jersey, Revenue Bonds, Saint Peters University Hospital,
                 Series 2007, 5.750%, 7/01/37

        3,750   New Jersey Health Care Facilities Financing Authority,                7/17 at 100.00          A+          2,876,138
                 Revenue Bonds, Atlanticare Regional Medical Center,
                 Series 2007, 5.000%, 7/01/37

        2,840   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa1          2,199,892
                 Revenue Bonds, Capital Health System Obligated Group,
                 Series 2003A, 5.375%, 7/01/33

        1,265   New Jersey Health Care Facilities Financing Authority,                7/17 at 100.00         Aaa          1,118,222
                 Revenue Bonds, CentraState Medical Center, Series 2006A,
                 5.000%, 7/01/30 - AGC Insured

          400   New Jersey Health Care Facilities Financing Authority,                7/15 at 100.00        Baa3            307,576
                 Revenue Bonds, Children's Specialized Hospital,
                 Series 2005A, 5.500%, 7/01/36

          650   New Jersey Health Care Facilities Financing Authority,                7/16 at 100.00          A-            504,270
                 Revenue Bonds, Hunterdon Medical Center, Series 2006B,
                 5.000%, 7/01/36

          615   New Jersey Health Care Facilities Financing Authority,                7/16 at 100.00          A-            494,343
                 Revenue Bonds, Hunterdon Medical Center, Series 2006,
                 5.125%, 7/01/35


                                       21

NQJ

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       3,000   New Jersey Health Care Facilities Financing Authority,                7/11 at 100.00          A2        $ 2,814,810
                 Revenue Bonds, Kennedy Health System Obligated Group,
                 Series 2001, 5.500%, 7/01/21

        3,500   New Jersey Health Care Facilities Financing Authority,                7/09 at 101.00         AAA          2,737,000
                 Revenue Bonds, Meridian Health System Obligated Group,
                 Series 1999, 5.250%, 7/01/29 - FSA Insured

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Robert Wood Johnson University Hospital, Series 2000:
        3,850    5.750%, 7/01/25                                                      7/10 at 100.00          A2          3,621,695
        2,000    5.750%, 7/01/31                                                      7/10 at 100.00          A2          1,846,500

        1,600   New Jersey Health Care Facilities Financing Authority,                7/15 at 100.00        BBB+          1,139,952
                 Revenue Bonds, RWJ Health Care Corporation, Series 2005B,
                 5.000%, 7/01/35 - RAAI Insured

        1,885   New Jersey Health Care Facilities Financing Authority,                1/17 at 100.00        Baa2          1,388,925
                 Revenue Bonds, Saint Barnabas Health Care System,
                 Series 2006A, 5.000%, 7/01/29

        2,850   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        BBB+          2,322,095
                 Revenue Bonds, Shore Memorial Health System,
                 Series 2003, 5.000%, 7/01/23 - RAAI Insured

        5,040   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00          AA          3,928,226
                 Revenue Bonds, Society of the Valley Hospital Obligated
                 Group, Series 2000, 5.375%, 7/01/31 - AMBAC Insured

        3,300   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00         Ba2          1,911,525
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/33

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, South Jersey Hospital System, Series 2006:
        2,160    5.000%, 7/01/36                                                      7/16 at 100.00          A3          1,699,121
        1,965    5.000%, 7/01/46                                                      7/16 at 100.00          A3          1,475,892

        2,000   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00        Baa2          1,978,460
                 Revenue Bonds, St. Peter's University Hospital,
                 Series 2000A, 6.875%, 7/01/20

        3,135   New Jersey Health Care Facilities Financing Authority,                1/12 at 100.00        BBB+          2,326,766
                 Revenue Refunding Bonds, Bayshore Community Hospital,
                 Series 2002, 5.125%, 7/01/32 - RAAI Insured

        2,605   New Jersey Health Care Facilities Financing Authority,                1/09 at 101.00          A2          2,232,251
                 Revenue Refunding Bonds, St. Barnabas Healthcare
                 System - West Hudson Hospital Obligated Group,
                 Series 1998A, 5.000%, 7/01/23 - MBIA Insured

        3,600   New Jersey Health Facilities Financing Authority, Revenue             7/18 at 100.00         AAA          3,241,044
                 Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 -
                 AGC Insured

        3,700   Newark, New Jersey, GNMA Collateralized Healthcare                    6/12 at 102.00         Aaa          3,463,015
                 Facility Revenue Bonds, New Community Urban Renewal
                 Corporation, Series 2001A, 5.200%, 6/01/30

------------------------------------------------------------------------------------------------------------------------------------
       66,580   Total Health Care                                                                                        54,778,487
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

          500   Long Branch Housing Finance Corporation New Jersey,                   4/09 at 100.00         N/R            501,775
                 Housing Revenue Bonds, Washington Manor Associates Ltd.
                 Section 8 Assisted Elderly Project, Series 1980,
                 10.000%, 10/01/11

        2,743   Newark Housing Authority, New Jersey, GNMA Collateralized            10/09 at 102.00         Aaa          2,531,475
                 Housing Revenue Bonds, Fairview Apartments Project,
                 Series 2000A, 6.400%, 10/20/34 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,243   Total Housing/Multifamily                                                                                 3,033,250
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.6% (2.3% OF TOTAL INVESTMENTS)

        2,545   New Jersey Housing and Mortgage Finance Agency,                       4/09 at 100.75         Aaa          2,257,542
                 Home Buyer Program Revenue Bonds, Series 1997U,
                 5.850%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

        2,085   New Jersey Housing and Mortgage Finance Agency,                      10/10 at 100.00         Aaa          2,085,334
                 Home Buyer Program Revenue Bonds, Series 2000CC,
                 5.875%, 10/01/31 - MBIA Insured (Alternative Minimum Tax)

          350   New Jersey Housing and Mortgage Finance Agency,                       4/17 at 100.00          AA            238,511
                 Single Family Housing Revenue Bonds, Series 2007T,
                 4.700%, 10/01/37 (Alternative Minimum Tax)

        2,545   Puerto Rico Housing Finance Corporation, Mortgage-Backed              6/11 at 100.00         AAA          2,249,576
                 Securities Home Mortgage Revenue Bonds, Series 2001A,
                 5.200%, 12/01/33


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$       2,545   Puerto Rico Housing Finance Corporation, Mortgage-Backed              6/11 at 100.00         AAA        $ 2,147,191
                 Securities Home Mortgage Revenue Bonds, Series 2001B,
                 5.300%, 12/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,070   Total Housing/Single Family                                                                               8,978,154
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.4% (0.3% OF TOTAL INVESTMENTS)

          980   Gloucester County Improvement Authority, New Jersey,                    No Opt. Call         BBB            983,763
                 Solid Waste Resource Recovery Revenue Refunding Bonds,
                 Waste Management Inc. Project, Series 1999B,
                 6.850%, 12/01/29 (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.9% (1.8% OF TOTAL INVESTMENTS)

        1,870   Burlington County Bridge Commission, New Jersey,                      1/18 at 100.00         N/R          1,266,084
                 Economic Development Revenue Bonds, The Evergreens
                 Project, Series 2007, 5.625%, 1/01/38

        1,125   New Jersey Economic Development Authority, First Mortgage            11/14 at 100.00         N/R            955,395
                 Revenue Bonds, Winchester Gardens at Wards Homestead,
                 Series 2004A, 5.750%, 11/01/24

        2,800   New Jersey Economic Development Authority, GNMA                      12/11 at 103.00         Aaa          2,557,296
                 Collateralized Mortgage Revenue Bonds, Victoria Health
                 Corporation, Series 2001A, 5.200%, 12/20/36

          595   New Jersey Economic Development Authority, Revenue                    6/11 at 102.00          A-            598,356
                 Bonds, Masonic Charity Foundation of New Jersey,
                 Series 2001, 5.875%, 6/01/18

        1,100   New Jersey Economic Development Authority, Revenue                    6/13 at 102.00          A-            945,824
                 Bonds, Masonic Charity Foundation of New Jersey,
                 Series 2002, 5.250%, 6/01/32

        1,000   New Jersey Health Care Facilities Financing Authority,                7/11 at 100.00        BBB+            850,110
                 Revenue Bonds, House of the Good Shepherd Obligated
                 Group, Series 2001, 5.100%, 7/01/21 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,490   Total Long-Term Care                                                                                      7,173,065
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 7.6% (4.8% OF TOTAL INVESTMENTS)

                Clifton, New Jersey, General Obligation Bonds, Series 2002:
        1,700    5.000%, 1/15/21 - FGIC Insured                                       1/11 at 100.00          AA          1,699,881
        1,625    5.000%, 1/15/22 - FGIC Insured                                       1/11 at 100.00          AA          1,614,031

        4,300   Jersey City, New Jersey, General Obligation Bonds,                    9/16 at 100.00          AA          4,232,275
                 Series 2006A, 5.000%, 9/01/22 - AMBAC Insured

        1,500   Middletown Township Board of Education, Monmouth                      8/10 at 100.00         AAA          1,431,375
                 County, New Jersey, Refunding School Bonds, Series 2001,
                 5.000%, 8/01/27 - FSA Insured

        5,000   New Jersey, General Obligation Bonds, Series 1992D,                     No Opt. Call          AA          5,336,050
                 6.000%, 2/15/11

          915   Ocean City Board of Education, Cape May County,                       4/16 at 100.00         Aa2            928,725
                 New Jersey, General Obligation Bonds, Series 2005,
                 5.000%, 4/01/20 - MBIA Insured

                West Deptford Township, New Jersey, General Obligation
                Bonds, Series 2004:
        1,690    5.000%, 9/01/16 - AMBAC Insured                                      9/14 at 100.00         Aa3          1,749,218
        1,865    4.750%, 9/01/18 - AMBAC Insured                                      9/14 at 100.00         Aa3          1,871,192

------------------------------------------------------------------------------------------------------------------------------------
       18,595   Total Tax Obligation/General                                                                             18,862,747
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 35.4% (22.6% OF TOTAL INVESTMENTS)

        1,775   Bergen County Improvement Authority, New Jersey,                        No Opt. Call         Aaa          1,793,939
                 Guaranteed Lease Revenue Bonds, County Administration
                 Complex Project, Series 2005, 5.000%, 11/15/26

        1,965   Essex County Improvement Authority, New Jersey,                         No Opt. Call         Aa3          1,992,314
                 Project Consolidation Revenue Bonds, Series 2007,
                 5.250%, 12/15/22 - AMBAC Insured

        2,650   Garden State Preservation Trust, New Jersey,                            No Opt. Call         AAA          2,778,287
                 Open Space and Farmland Preservation Bonds,
                 Series 2005C, 5.125%, 11/01/18 - FSA Insured

                Gloucester County Improvement Authority, New Jersey,
                Lease Revenue Bonds, Series 2005A:
        1,000    5.000%, 9/01/21 - MBIA Insured                                       9/15 at 100.00         AA+          1,007,820
        1,420    5.000%, 9/01/22 - MBIA Insured                                       9/15 at 100.00         AA+          1,427,242


                                       23

NQJ

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Hudson County Improvement Authority, New Jersey, County Secured
                Lease Revenue Bonds, County Services Building Project, Series 2005:
$       1,090    5.000%, 4/01/25 - AMBAC Insured                                      4/15 at 100.00          AA        $ 1,079,122
        2,525    5.000%, 4/01/35 - AMBAC Insured                                      4/15 at 100.00          AA          2,340,170

        1,445   Lower Township Municipal Utilities Authority, Cape                      No Opt. Call         N/R          1,445,390
                 May County, New Jersey, Revenue Bonds, Series 2003D,
                 5.000%, 12/01/16 - FGIC Insured

                Middlesex County Improvement Authority, New Jersey,
                County Guaranteed Open Space Trust Fund
                Revenue Bonds, Series 2003:
        1,000    5.250%, 9/15/16                                                      9/13 at 100.00         AAA          1,046,090
        2,000    5.250%, 9/15/18                                                      9/13 at 100.00         AAA          2,069,280

        5,700   New Jersey Building Authority, State Building Revenue Bonds,          6/16 at 100.00         AA-          5,448,744
                 Series 2007A, 5.000%, 6/15/26

                New Jersey Economic Development Authority, Cigarette
                Tax Revenue Bonds, Series 2004:
        1,965    5.500%, 6/15/24                                                      6/12 at 100.00         BBB          1,565,240
        4,000    5.750%, 6/15/34                                                      6/14 at 100.00         BBB          3,002,160

        4,675   New Jersey Economic Development Authority, Lease Revenue              3/15 at 100.00         AAA          4,597,535
                 Bonds, Liberty State Park Project, Series 2005C,
                 5.000%, 3/01/27 - FSA Insured

        5,000   New Jersey Economic Development Authority, Revenue                    7/14 at 100.00          AA          5,264,600
                 Bonds, Motor Vehicle Surcharge, Series 2004A,
                 5.250%, 7/01/15 - MBIA Insured

                New Jersey Economic Development Authority, Revenue
                Bonds, Newark Downtown District Management
                Corporation Project, Series 2007:
          205    5.125%, 6/15/27                                                      6/17 at 100.00        Baa3            158,588
          345    5.125%, 6/15/37                                                      6/17 at 100.00        Baa3            245,595

                New Jersey Economic Development Authority, School
                Facilities Construction Financing Program Bonds, Series 2007U:
        1,965    5.000%, 9/01/37 - AMBAC Insured                                      9/17 at 100.00          AA          1,786,716
        3,930    5.000%, 9/01/37                                                      9/17 at 100.00         AA-          3,573,431

        1,925   New Jersey Educational Facilities Authority, Revenue                    No Opt. Call         AAA          2,049,182
                 Bonds, Higher Education Capital Improvement Fund,
                 Series 2005A, 5.000%, 9/01/15 - FSA Insured

        2,500   New Jersey Health Care Facilities Financing Authority,                9/13 at 100.00         AA-          2,210,175
                 Lease Revenue Bonds, Department of Human Services -
                 Greystone Park Psychiatric Hospital, Series 2003,
                 5.000%, 9/15/25

                New Jersey Health Care Facilities Financing Authority, Lease
                Revenue Bonds, Department of Human Services - Greystone Park
                Psychiatric Hospital, Series 2005:
        2,885    5.000%, 9/15/18 - AMBAC Insured                                      9/15 at 100.00          AA          2,883,038
        4,455    5.000%, 9/15/24 - AMBAC Insured                                      9/15 at 100.00          AA          4,229,933

          850   New Jersey Health Care Facilities Financing Authority,               10/18 at 100.00         AA-            738,608
                 State Contract Bonds, Hospital Asset Transformation
                 Program, Series 2008A, 5.250%, 10/01/38

        3,405   New Jersey Transit Corporation, Lease Appropriation Bonds,            9/15 at 100.00          A2          3,353,755
                 Series 2005A, 5.000%, 9/15/18 - FGIC Insured

                New Jersey Transportation Trust Fund Authority, Federal
                Highway Aid Grant Anticipation Bonds, Series 2006:
        1,075    5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00          A1          1,095,952
        1,900    5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00          A1          1,912,825

        4,200   New Jersey Transportation Trust Fund Authority,                         No Opt. Call          AA          4,507,398
                 Transportation System Bonds, Series 2004B,
                 5.500%, 12/15/16 - MBIA Insured

        3,890   New Jersey Transportation Trust Fund Authority,                       6/15 at 100.00         AAA          3,902,176
                 Transportation System Bonds, Series 2005D,
                 5.000%, 6/15/19 - FSA Insured

        4,300   New Jersey Transportation Trust Fund Authority,                         No Opt. Call         AA-          4,384,452
                 Transportation System Bonds, Series 2006A,
                 5.500%, 12/15/22

                New Jersey Transportation Trust Fund Authority,
                Transportation System Bonds, Series 2006C:
       13,755    0.000%, 12/15/28 - AMBAC Insured                                       No Opt. Call          AA          4,178,219
       10,000    0.000%, 12/15/32 - FSA Insured                                         No Opt. Call         AAA          2,372,400
       15,310    0.000%, 12/15/34 - FSA Insured                                         No Opt. Call         AAA          3,184,633


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,500   New Jersey Transportation Trust Fund Authority,                      12/17 at 100.00          AA        $ 2,374,075
                 Transportation System Bonds, Series 2007A,
                 5.000%, 12/15/26 - AMBAC Insured

        1,625   Passaic County Improvement Authority, New Jersey,                     5/15 at 100.00         Aa3          1,468,269
                 Lease Revenue Bonds, Preakness Healthcare Center
                 Project, Series 2005, 5.000%, 5/01/30 - AMBAC Insured

        1,315   Puerto Rico Convention Center District Authority, Hotel               7/16 at 100.00        BBB+            965,894
                 Occupancy Tax Revenue Bonds, Series 2006A,
                 4.500%, 7/01/36 - CIFG Insured

------------------------------------------------------------------------------------------------------------------------------------
      120,545   Total Tax Obligation/Limited                                                                             88,433,247
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 26.3% (16.8% OF TOTAL INVESTMENTS)

        2,250   Casino Reinvestment Development Authority, New Jersey,                6/15 at 100.00          AA          2,145,645
                 Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 -
                 MBIA Insured

                Delaware River and Bay Authority, Delaware and New Jersey,
                Revenue Bonds, Series 2005:
        2,000    5.000%, 1/01/25 - MBIA Insured                                       1/15 at 100.00          AA          1,922,640
        4,050    5.000%, 1/01/26 - MBIA Insured                                       1/15 at 100.00          AA          3,869,897
        1,500    5.000%, 1/01/27 - MBIA Insured                                       1/15 at 100.00          AA          1,425,990

        3,500   Delaware River Port Authority, New Jersey and Pennsylvania,           1/10 at 100.00         AAA          3,554,110
                 Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

        2,960   Delaware River Port Authority, Pennsylvania and                       1/12 at 100.00         AAA          2,853,292
                 New Jersey, Revenue Refunding Bonds, Port District
                 Project, Series 2001A, 5.200%, 1/01/27 - FSA Insured

        3,000   New Jersey Economic Development Authority, Revenue                   11/08 at 100.00        CCC+          1,263,960
                 Bonds, American Airlines Inc., Series 1991,
                 7.100%, 11/01/31 (Alternative Minimum Tax)

          160   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,             No Opt. Call          AA            181,818
                 6.500%, 1/01/16 - MBIA Insured

        9,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00          AA          9,387,614
                 5.000%, 1/01/19 - FGIC Insured

        1,265   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,             No Opt. Call         AAA          1,252,489
                 5.250%, 1/01/29 - FSA Insured

        7,000   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AA-          6,675,480
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/28 - SYNCORA GTY Insured

        1,000   Port Authority of New York and New Jersey, Consolidated               8/17 at 100.00         AAA            747,720
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 8.256%, 8/15/32 - FSA Insured (IF)

        2,000   Port Authority of New York and New Jersey, Consolidated               1/14 at 101.00         AA-          1,851,180
                 Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                 5.000%, 7/15/34

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Twenty-Fifth Series 2002:
        2,280    5.000%, 10/15/26 - FSA Insured                                       4/12 at 101.00         AAA          2,138,549
        5,000    5.000%, 4/15/32 - FSA Insured                                        4/12 at 101.00         AAA          4,699,600

                Port Authority of New York and New Jersey, Special Project
                Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
        3,500    7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)              No Opt. Call          AA          3,478,720
        6,605    5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)           12/08 at 101.00          AA          5,872,638
       12,130    5.750%, 12/01/25 - MBIA Insured (Alternative Minimum Tax)           12/08 at 100.00          AA         10,501,543

        2,000   South Jersey Port Corporation, New Jersey, Marine Terminal            1/13 at 100.00           A          1,799,920
                 Revenue Refunding Bonds, Series 2002K, 5.100%, 1/01/33

------------------------------------------------------------------------------------------------------------------------------------
       71,700   Total Transportation                                                                                     65,622,805
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 22.3% (14.2% OF TOTAL INVESTMENTS) (4)

        2,500   Bergen County Improvement Authority, New Jersey,                      9/12 at 101.00     N/R (4)          2,749,050
                 Revenue Bonds, Yeshiva Ktana of Passaic Project,
                 Series 2002, 6.000%, 9/15/27 (Pre-refunded 9/01/12)

        3,275   Delaware River and Bay Authority, Delaware and                        1/10 at 101.00      AA (4)          3,440,584
                 New Jersey, Revenue Bonds, Series 2000A,
                 5.750%, 1/01/29 (Pre-refunded 1/01/10) -
                 AMBAC Insured

        1,500   New Jersey Educational Facilities Authority, Revenue                  7/13 at 100.00      A- (4)          1,628,520
                 Bonds, Kean University, Series 2003D, 5.250%, 7/01/20
                 (Pre-refunded 7/01/13) - FGIC Insured


                                       25

NQJ

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,925   New Jersey Educational Facilities Authority, Revenue                  7/16 at 100.00      AA (4)        $ 2,076,632
                 Bonds, Kean University, Series 2005B, 5.000%, 7/01/30
                 (Pre-refunded 7/01/16) - MBIA Insured

        1,380   New Jersey Educational Facilities Authority, Revenue                  7/14 at 100.00      AA (4)          1,494,664
                 Bonds, Montclair State University, Series 2004L,
                 5.125%, 7/01/22 (Pre-refunded 7/01/14) - MBIA Insured

                New Jersey Educational Facilities Authority, Revenue
                Bonds, Montclair State University, Series 2005F:
        2,850    5.000%, 7/01/18 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00      A2 (4)          3,071,360
        1,460    5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00      A2 (4)          1,573,398

        2,000   New Jersey Educational Facilities Authority, Revenue                  7/12 at 100.00      AA (4)          2,134,600
                 Bonds, New Jersey City University, Series 2002A,
                 5.000%, 7/01/32 (Pre-refunded 7/01/12) - AMBAC Insured

        1,300   New Jersey Educational Facilities Authority, Revenue                  7/13 at 100.00      A+ (4)          1,404,403
                 Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21
                 (Pre-refunded 7/01/13) - FGIC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Rowan University, Series 2004C:
        1,195    5.000%, 7/01/20 (Pre-refunded 7/01/14) - MBIA Insured                7/14 at 100.00      AA (4)          1,286,680
        1,875    5.000%, 7/01/24 (Pre-refunded 7/01/14) - MBIA Insured                7/14 at 100.00      AA (4)          2,018,850

        7,860   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00      A3 (4)          8,571,643
                 Revenue Bonds, South Jersey Hospital System,
                 Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)

        1,690   New Jersey Health Care Facilities Financing Authority,                  No Opt. Call      A3 (4)          1,757,989
                 Revenue Bonds, St. Clare's Hospital, Series 2004A,
                 5.250%, 7/01/20 - RAAI Insured (ETM)

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          170    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA            195,843
           55    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call      AA (4)             64,293
        2,505    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA          2,795,505

        1,250   Newark Housing Authority, New Jersey, Port Authority                  1/14 at 100.00      AA (4)          1,354,050
                 Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21
                 (Pre-refunded 1/01/14) - MBIA Insured

        7,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          7,515,599
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/34

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
        1,180    5.750%, 6/01/32 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          1,258,482
        3,000    6.000%, 6/01/37 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          3,288,030

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        3,050    6.125%, 6/01/24 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          3,208,295
        2,625    6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          2,870,385

------------------------------------------------------------------------------------------------------------------------------------
       52,145   Total U.S. Guaranteed                                                                                    55,758,855
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.1% (2.6% OF TOTAL INVESTMENTS)

        3,500   Camden County Pollution Control Financing Authority,                 12/08 at 100.00        Baa3          3,505,180
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991A, 7.500%, 12/01/10
                 (Alternative Minimum Tax)

          250   Camden County Pollution Control Financing Authority,                 12/08 at 100.00        Baa3            250,488
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

        2,055   Mercer County Improvement Authority, New Jersey,                     12/13 at 100.00         AA+          2,154,380
                 Solid Waste Revenue Bonds, Regional Sludge Project,
                 Series 2003, 5.000%, 12/15/14 - FGIC Insured

        2,500   Salem County Pollution Control Financing Authority,                   4/12 at 101.00        Baa1          1,922,100
                 New Jersey, Pollution Control Revenue Refunding Bonds,
                 PSEG Power LLC Project, Series 2001A, 5.750%, 4/01/31
                 (Alternative Minimum Tax)


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       3,000   Union County Utilities Authority, New Jersey, Solid Waste            12/08 at 101.00          AA        $ 2,468,880
                 Facility Senior Lien Revenue Bonds, Ogden Martin Systems
                 of Union Inc., Series 1998A, 5.000%, 6/01/23 -
                 AMBAC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       11,305   Total Utilities                                                                                          10,301,028
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 8.8% (5.6% OF TOTAL INVESTMENTS)

        3,000   Jersey City Municipal Utilities Authority, Hudson County,             1/09 at 102.00          AA          2,587,110
                 New Jersey, Sewer Revenue Bonds, Series 2001A-2,
                 5.200%, 7/15/21 - FGIC Insured (Alternative Minimum Tax)

                Lacey Municipal Utilities Authority, Ocean County,
                New Jersey, Water Revenue Bonds, Series 2003B:
        1,750    5.000%, 12/01/17 - FGIC Insured                                     12/13 at 100.00         N/R          1,748,653
        1,835    5.000%, 12/01/18 - FGIC Insured                                     12/13 at 100.00         N/R          1,836,560
        1,000    5.000%, 12/01/19 - FGIC Insured                                     12/13 at 100.00         N/R            989,900

        7,500   New Jersey Economic Development Authority,                           11/08 at 100.00         N/R          7,511,174
                 Water Facilities Revenue Bonds, American Water
                 Company, Series 1996, 6.000%, 5/01/36 - FGIC Insured
                 (Alternative Minimum Tax)

                North Hudson Sewerage Authority, New Jersey, Sewerage
                Revenue Refunding Bonds, Series 2002A:
        3,000    5.250%, 8/01/16 - FGIC Insured                                       8/12 at 100.00         N/R          3,113,520
        3,000    5.250%, 8/01/18 - FGIC Insured                                       8/12 at 100.00         N/R          3,034,320

        1,250   Ocean County Utilities Authority, New Jersey, Wastewater              1/11 at 101.00         Aa1          1,266,338
                 Revenue Refunding Bonds, Series 2000, 5.000%, 1/01/18

------------------------------------------------------------------------------------------------------------------------------------
       22,335   Total Water and Sewer                                                                                    22,087,575
------------------------------------------------------------------------------------------------------------------------------------
$     453,003   Total Investments (cost $432,751,083) - 156.7%                                                          391,473,060
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 8.2%                                                                     20,322,871
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (64.9)% (5)                                                   (162,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $249,795,931
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 41.4%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NNJ

Nuveen New Jersey Premium Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                    October 31, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.4% (0.2% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
                Series 2005A:
$         480    5.000%, 1/01/32                                                      1/15 at 100.00        Baa3        $   308,232
          415    5.125%, 1/01/37                                                      1/15 at 100.00        Baa3            262,608

------------------------------------------------------------------------------------------------------------------------------------
          895   Total Consumer Discretionary                                                                                570,840
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.8% (1.8% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
        2,520    4.750%, 6/01/34                                                      6/17 at 100.00         BBB          1,387,562
        5,300    5.000%, 6/01/41                                                      6/17 at 100.00         BBB          2,864,120

------------------------------------------------------------------------------------------------------------------------------------
        7,820   Total Consumer Staples                                                                                    4,251,682
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 15.0% (9.8% OF TOTAL INVESTMENTS)

        1,125   New Jersey Economic Development Authority, Revenue                    6/15 at 100.00          AA          1,104,233
                 Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 -
                 AMBAC Insured

          500   New Jersey Educational Facilities Authority, Revenue                  7/13 at 100.00         N/R            363,210
                 Bonds, Fairleigh Dickinson University, Series 2002D,
                 5.250%, 7/01/32 - ACA Insured

          300   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            250,653
                 Fairleigh Dickinson University, Series 2004C,
                 5.500%, 7/01/23

                New Jersey Educational Facilities Authority, Revenue
                Bonds, Kean University, Series 2007D:
        2,090    5.000%, 7/01/32 - FGIC Insured                                       7/17 at 100.00          A-          1,906,101
        3,350    5.000%, 7/01/39 - FGIC Insured                                       7/17 at 100.00          A-          2,937,448

          100   New Jersey Educational Facilities Authority, Revenue                  7/14 at 100.00          AA             98,541
                 Bonds, Montclair State University, Series 2004L,
                 5.125%, 7/01/19 - MBIA Insured

          970   New Jersey Educational Facilities Authority, Revenue                  7/16 at 100.00         Aa3            872,234
                 Bonds, Montclair State University, Series 2006A,
                 5.000%, 7/01/36 - AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue
                Bonds, New Jersey Institute of Technology, Series 2004B:
        1,375    5.000%, 7/01/18 - AMBAC Insured                                      1/14 at 100.00          AA          1,391,748
          725    5.000%, 7/01/19 - AMBAC Insured                                      1/14 at 100.00          AA            728,393
        1,530    4.750%, 7/01/20 - AMBAC Insured                                      1/14 at 100.00          AA          1,484,559

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Ramapo College, Series 2004H:
        1,640    5.000%, 7/01/18 - FGIC Insured                                       7/14 at 100.00          A-          1,617,663
        1,040    5.000%, 7/01/23 - FGIC Insured                                       7/14 at 100.00          A-            966,254

          300   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00          A3            276,675
                 Rider University, Series 2004A, 5.500%, 7/01/23 -
                 RAAI Insured

        1,405   New Jersey Higher Education Assistance Authority,                     6/09 at 101.00         Aaa          1,333,570
                 Student Loan Revenue Bonds, Series 1999A,
                 5.250%, 6/01/18 - MBIA Insured (Alternative Minimum Tax)

          985   New Jersey Higher Education Assistance Authority,                     6/10 at 101.00         Aaa            994,939
                 Student Loan Revenue Bonds, Series 2000A,
                 6.000%, 6/01/15 - MBIA Insured (Alternative Minimum Tax)

        2,000   New Jersey Higher Education Assistance Authority,                     6/18 at 100.00         AAA          1,829,460
                 Student Loan Revenue Bonds, Series 2008A,
                 6.125%, 6/01/30 - AGC Insured (Alternative Minimum Tax)


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       2,025   University of Medicine and Dentistry of New Jersey,                   4/13 at 100.00          AA        $ 1,865,592
                 Certificates of Participation, Child Health Institute, LLC,
                 Series 2003, 5.000%, 4/15/21 - AMBAC Insured

        1,000   University of Medicine and Dentistry of New Jersey,                   6/14 at 100.00          AA            842,860
                 Certificates of Participation, University Housing Associates,
                 LLC, Series 2004, 5.000%, 6/15/29 - MBIA Insured

        2,750   University of Medicine and Dentistry of New Jersey,                  12/12 at 100.00          AA          2,280,163
                 Revenue Bonds, Series 2002A, 5.000%, 12/01/31 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,210   Total Education and Civic Organizations                                                                  23,144,296
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,500   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3          1,199,730
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 19.5% (12.7% OF TOTAL INVESTMENTS)

                Camden County Improvement Authority, New Jersey,
                Revenue Bonds, Cooper Health System, Series 2004A:
          185    5.000%, 2/15/25                                                      2/15 at 100.00         BBB            141,754
          620    5.750%, 2/15/34                                                      8/14 at 100.00         BBB            508,530

        1,120   New Jersey Health Care Facilities Finance Authority,                  7/18 at 100.00          A+            944,563
                 Revenue Bonds, AHS Hospital Corporation,
                 Series 2008A, 5.000%, 7/01/27

        1,615   New Jersey Health Care Facilities Financing Authority,                7/17 at 100.00          A+          1,238,657
                 Revenue Bonds, Atlanticare Regional Medical Center,
                 Series 2007, 5.000%, 7/01/37

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Capital Health System Obligated Group, Series 2003A:
          750    5.000%, 7/01/26                                                      7/13 at 100.00        Baa1            590,858
        1,670    5.375%, 7/01/33                                                      7/13 at 100.00        Baa1          1,293,599

          240   New Jersey Health Care Facilities Financing Authority,                7/15 at 100.00        Baa3            184,546
                 Revenue Bonds, Children's Specialized Hospital,
                 Series 2005A, 5.500%, 7/01/36

        2,900   New Jersey Health Care Facilities Financing Authority,                1/10 at 101.00          A3          2,709,325
                 Revenue Bonds, Hackensack University Medical Center,
                 Series 2000, 6.000%, 1/01/34

          700   New Jersey Health Care Facilities Financing Authority,                7/16 at 100.00          A-            543,060
                 Revenue Bonds, Hunterdon Medical Center, Series 2006B,
                 5.000%, 7/01/36

          375   New Jersey Health Care Facilities Financing Authority,                7/16 at 100.00          A-            301,429
                 Revenue Bonds, Hunterdon Medical Center, Series 2006,
                 5.125%, 7/01/35

        3,500   New Jersey Health Care Facilities Financing Authority,                7/11 at 100.00          A2          3,078,915
                 Revenue Bonds, Kennedy Health System Obligated Group,
                 Series 2001, 5.625%, 7/01/31

        1,700   New Jersey Health Care Facilities Financing Authority,                7/09 at 101.00         AAA          1,746,274
                 Revenue Bonds, Meridian Health System Obligated Group,
                 Series 1999, 5.625%, 7/01/12 - FSA Insured

          465   New Jersey Health Care Facilities Financing Authority,                7/12 at 101.00         BB+            362,021
                 Revenue Bonds, Palisades Medical Center of New York
                 Presbyterian Healthcare System, Series 2002,
                 6.625%, 7/01/31

        1,000   New Jersey Health Care Facilities Financing Authority,                7/15 at 100.00        BBB+            712,470
                 Revenue Bonds, RWJ Health Care Corporation,
                 Series 2005B, 5.000%, 7/01/35 - RAAI Insured

        1,160   New Jersey Health Care Facilities Financing Authority,                1/17 at 100.00        Baa2            854,723
                 Revenue Bonds, Saint Barnabas Health Care System,
                 Series 2006A, 5.000%, 7/01/29

        1,675   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        BBB+          1,364,740
                 Revenue Bonds, Shore Memorial Health System,
                 Series 2003, 5.000%, 7/01/23 - RAAI Insured

        2,000   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00          AA          1,968,360
                 Revenue Bonds, Society of the Valley Hospital Obligated
                 Group, Series 2000, 5.750%, 7/01/15 - AMBAC Insured

        1,875   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00         Ba2          1,086,094
                 Revenue Bonds, Somerset Medical Center,
                 Series 2003, 5.500%, 7/01/33


                                       29

NNJ

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, South Jersey Hospital System, Series 2006:
$       1,245    5.000%, 7/01/36                                                      7/16 at 100.00          A3        $   979,354
        1,155    5.000%, 7/01/46                                                      7/16 at 100.00          A3            867,509

        2,050   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00        Baa2          2,027,922
                 Revenue Bonds, St. Peter's University Hospital,
                 Series 2000A, 6.875%, 7/01/20

          630   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00          A+            588,344
                 Revenue Refunding Bonds, Atlantic City Medical Center,
                 Series 2002, 5.750%, 7/01/25

        1,710   New Jersey Health Care Facilities Financing Authority,                1/12 at 100.00        BBB+          1,413,366
                 Revenue Refunding Bonds, Bayshore Community Hospital,
                 Series 2002, 5.000%, 7/01/22 - RAAI Insured

        2,160   New Jersey Health Facilities Financing Authority, Revenue             7/18 at 100.00         AAA          1,944,626
                 Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 -
                 AGC Insured

        2,650   Puerto Rico Industrial, Tourist, Educational, Medical and            12/08 at 100.50          A3          2,612,953
                 Environmental Control Facilities Financing Authority,
                 Adjustable Rate Industrial Revenue Bonds, American
                 Home Products Corporation, Series 1983A, 5.100%, 12/01/18

------------------------------------------------------------------------------------------------------------------------------------
       35,150   Total Health Care                                                                                        30,063,992
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 0.4% (0.2% OF TOTAL INVESTMENTS)

          340   Essex County Improvement Authority, New Jersey,                      11/12 at 100.00         Aaa            277,960
                 FNMA Enhanced Multifamily Revenue Bonds, Mount
                 Carmel Towers, Series 2002, 4.750%, 11/01/22
                 (Alternative Minimum Tax)

          300   Long Branch Housing Finance Corporation New Jersey,                   4/09 at 100.00         N/R            301,065
                 Housing Revenue Bonds, Washington Manor Associates
                 Ltd. Section 8 Assisted Elderly Project, Series 1980, 10.000%,
                 10/01/11

------------------------------------------------------------------------------------------------------------------------------------
          640   Total Housing/Multifamily                                                                                   579,025
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.7% (1.1% OF TOTAL INVESTMENTS)

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Program Revenue Bonds, Series 1997U:
        1,455    5.700%, 10/01/14 - MBIA Insured (Alternative Minimum Tax)            4/09 at 100.75         Aaa          1,456,848
          385    5.850%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)             4/09 at 100.75         Aaa            341,514

          430   New Jersey Housing and Mortgage Finance Agency,                         No Opt. Call         Aaa            436,596
                 Home Buyer Program Revenue Bonds, Series 2000CC,
                 4.600%, 10/01/09 - MBIA Insured

          605   New Jersey Housing and Mortgage Finance Agency,                       4/17 at 100.00          AA            412,283
                 Single Family Housing Revenue Bonds, Series 2007T,
                 4.700%, 10/01/37 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,875   Total Housing/Single Family                                                                               2,647,241
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.4% (0.2% OF TOTAL INVESTMENTS)

          575   Gloucester County Improvement Authority, New Jersey,                    No Opt. Call         BBB            577,208
                 Solid Waste Resource Recovery Revenue Refunding Bonds,
                 Waste Management Inc. Project, Series 1999B,
                 6.850%, 12/01/29 (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.5% (1.0% OF TOTAL INVESTMENTS)

        1,095   Burlington County Bridge Commission, New Jersey,                      1/18 at 100.00         N/R            741,370
                 Economic Development Revenue Bonds, The Evergreens
                 Project, Series 2007, 5.625%, 1/01/38

          750   New Jersey Economic Development Authority,                           11/14 at 100.00         N/R            600,480
                 First Mortgage Revenue Bonds, Winchester Gardens at
                 Wards Homestead, Series 2004A, 5.800%, 11/01/31

        1,000   New Jersey Economic Development Authority, Revenue                    6/11 at 102.00          A-            955,370
                 Bonds, Masonic Charity Foundation of New Jersey,
                 Series 2001, 5.500%, 6/01/21

------------------------------------------------------------------------------------------------------------------------------------
        2,845   Total Long-Term Care                                                                                      2,297,220
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 10.0% (6.5% OF TOTAL INVESTMENTS)

        2,460   Freehold Regional High School District, Monmouth County                 No Opt. Call          AA          2,593,307
                 Board of Education, New Jersey, School District Refunding
                 Bonds, Series 2001, 5.000%, 3/01/17 - FGIC Insured

        2,500   Jersey City, New Jersey, General Obligation Bonds,                    9/16 at 100.00          AA          2,460,625
                 Series 2006A, 5.000%, 9/01/22 - AMBAC Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                New Jersey, General Obligation Bonds, Series 1992D:
$       2,580    6.000%, 2/15/11                                                        No Opt. Call          AA        $ 2,753,402
        1,560    6.000%, 2/15/13                                                        No Opt. Call          AA          1,707,982

        4,000   Passaic County, New Jersey, General Improvement                         No Opt. Call          AA          4,137,840
                 Refunding Bonds, Series 1993, 5.125%, 9/01/12 -
                 FGIC Insured

        1,780   West Deptford Township, New Jersey, General Obligation                9/14 at 100.00         Aa3          1,803,140
                 Bonds, Series 2004, 4.750%, 9/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,880   Total Tax Obligation/General                                                                             15,456,296
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 41.5% (27.0% OF TOTAL INVESTMENTS)

        1,000   Bergen County Improvement Authority, New Jersey,                        No Opt. Call         Aaa          1,010,670
                 Guaranteed Lease Revenue Bonds, County Administration
                 Complex Project, Series 2005, 5.000%, 11/15/26

        5,385   Essex County Improvement Authority, New Jersey,                      12/13 at 100.00         Aaa          5,490,276
                 Lease Revenue Bonds, Series 2003, 5.125%, 12/15/19 -
                 FSA Insured

        1,155   Essex County Improvement Authority, New Jersey,                         No Opt. Call         Aa3          1,171,055
                 Project Consolidation Revenue Bonds, Series 2007,
                 5.250%, 12/15/22 - AMBAC Insured

        1,225   Garden State Preservation Trust, New Jersey,                            No Opt. Call         AAA          1,284,302
                 Open Space and Farmland Preservation Bonds,
                 Series 2005C, 5.125%, 11/01/18 - FSA Insured

                Hudson County Improvement Authority, New Jersey, County Secured
                Lease Revenue Bonds, County Services Building Project, Series 2005:
        1,185    5.000%, 4/01/25 - AMBAC Insured                                      4/15 at 100.00          AA          1,173,174
        2,755    5.000%, 4/01/35 - AMBAC Insured                                      4/15 at 100.00          AA          2,553,334

        1,000   Middlesex County Improvement Authority, New Jersey,                   9/13 at 100.00         AAA          1,046,090
                 County Guaranteed Open Space Trust Fund Revenue Bonds,
                 Series 2003, 5.250%, 9/15/16

        3,450   New Jersey Building Authority, State Building Revenue Bonds,          6/16 at 100.00         AA-          3,314,243
                 Series 2007A, 5.000%, 6/15/25

                New Jersey Economic Development Authority, Cigarette Tax
                Revenue Bonds, Series 2004:
        1,155    5.500%, 6/15/24                                                      6/12 at 100.00         BBB            920,027
        2,540    5.750%, 6/15/34                                                      6/14 at 100.00         BBB          1,906,372

        3,200   New Jersey Economic Development Authority, Revenue                    7/14 at 100.00          AA          3,369,344
                 Bonds, Motor Vehicle Surcharge, Series 2004A,
                 5.250%, 7/01/15 - MBIA Insured

                New Jersey Economic Development Authority, Revenue
                Bonds, Newark Downtown District Management
                Corporation Project, Series 2007:
          120    5.125%, 6/15/27                                                      6/17 at 100.00        Baa3             92,832
          205    5.125%, 6/15/37                                                      6/17 at 100.00        Baa3            145,933

                New Jersey Economic Development Authority, School
                Facilities Construction Financing Program
                Bonds, Series 2007U:
        1,155    5.000%, 9/01/37 - AMBAC Insured                                      9/17 at 100.00          AA          1,050,207
        2,310    5.000%, 9/01/37                                                      9/17 at 100.00         AA-          2,100,414

        2,720   New Jersey Health Care Facilities Financing Authority,                9/13 at 100.00         AA-          2,404,670
                 Lease Revenue Bonds, Department of Human Services -
                 Greystone Park Psychiatric Hospital, Series 2003,
                 5.000%, 9/15/25

                New Jersey Health Care Facilities Financing Authority, Lease
                Revenue Bonds, Department of Human Services - Greystone Park
                Psychiatric Hospital, Series 2005:
        2,615    5.000%, 9/15/24 - AMBAC Insured                                      9/15 at 100.00          AA          2,482,890
        3,000    5.000%, 9/15/28 - AMBAC Insured                                      9/15 at 100.00          AA          2,789,040

          500   New Jersey Health Care Facilities Financing Authority,               10/18 at 100.00         AA-            434,475
                 State Contract Bonds, Hospital Asset Transformation
                 Program, Series 2008A, 5.250%, 10/01/38

        1,500   New Jersey Sports and Exposition Authority, Convention                  No Opt. Call          AA          1,462,560
                 Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 -
                 MBIA Insured

        3,000   New Jersey Transit Corporation, Certificates of                         No Opt. Call          AA          3,165,630
                 Participation, Federal Transit Administration Grants,
                 Series 2002A, 5.500%, 9/15/14 - AMBAC Insured

        1,875   New Jersey Transit Corporation, Lease Appropriation                   9/15 at 100.00          A2          1,846,781
                 Bonds, Series 2005A, 5.000%, 9/15/18 - FGIC Insured


                                       31

NNJ

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New Jersey Transportation Trust Fund Authority, Federal
                Highway Aid Grant Anticipation Bonds, Series 2006:
$         400    5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00          A1        $   407,796
          715    5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00          A1            719,826

        2,600   New Jersey Transportation Trust Fund Authority,                         No Opt. Call          AA          2,790,294
                 Transportation System Bonds, Series 2004B,
                 5.500%, 12/15/16 - MBIA Insured

        2,000   New Jersey Transportation Trust Fund Authority,                      12/15 at 100.00          AA          2,050,480
                 Transportation System Bonds, Series 2005B,
                 5.250%, 12/15/18 - FGIC Insured

        1,110   New Jersey Transportation Trust Fund Authority,                       6/15 at 100.00         AAA          1,113,474
                 Transportation System Bonds, Series 2005D,
                 5.000%, 6/15/19 - FSA Insured

        1,700   New Jersey Transportation Trust Fund Authority,                         No Opt. Call         AA-          1,733,388
                 Transportation System Bonds, Series 2006A,
                 5.500%, 12/15/22

                New Jersey Transportation Trust Fund Authority,
                Transportation System Bonds, Series 2006C:
        8,090    0.000%, 12/15/28 - AMBAC Insured                                       No Opt. Call          AA          2,457,418
        6,000    0.000%, 12/15/32 - FSA Insured                                         No Opt. Call         AAA          1,423,440
        4,000    0.000%, 12/15/34 - FSA Insured                                         No Opt. Call         AAA            832,040

        4,000   New Jersey Transportation Trust Fund Authority,                      12/17 at 100.00          AA          3,798,520
                 Transportation System Bonds, Series 2007A,
                 5.000%, 12/15/26 - AMBAC Insured

          780   Puerto Rico Convention Center District Authority,                     7/16 at 100.00        BBB+            572,926
                 Hotel Occupancy Tax Revenue Bonds, Series 2006A,
                 4.500%, 7/01/36 - CIFG Insured

        2,745   Union County Improvement Authority, New Jersey,                       3/13 at 100.00         Aaa          2,502,534
                 General Obligation Lease Revenue Bonds, Plainfield Park
                 Madison Redevelopment Project, Series 2003,
                 5.000%, 3/01/34 - FSA Insured (4)

        2,445   Union County Improvement Authority, New Jersey,                       6/13 at 100.00         Aa1          2,432,335
                 General Obligation Lease Revenue Bonds, Series 2003,
                 5.000%, 6/15/23

------------------------------------------------------------------------------------------------------------------------------------
       79,635   Total Tax Obligation/Limited                                                                             64,048,790
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 18.9% (12.3% OF TOTAL INVESTMENTS)

        2,750   Casino Reinvestment Development Authority, New Jersey,                6/15 at 100.00          AA          2,622,455
                 Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 -
                 MBIA Insured

        2,500   Delaware River and Bay Authority, Delaware and                        1/15 at 100.00          AA          2,376,650
                 New Jersey, Revenue Bonds, Series 2005,
                 5.000%, 1/01/27 - MBIA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          565    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call          AA            642,043
          345    6.500%, 1/01/16 - AMBAC Insured                                        No Opt. Call          AA            392,044

        5,750   New Jersey Turnpike Authority, Revenue Bonds,                         7/13 at 100.00          AA          5,681,977
                 Series 2003A, 5.000%, 1/01/19 - FGIC Insured

        2,750   Passaic County Improvement Authority, New Jersey,                     4/15 at 100.00         Aaa          2,516,553
                 Revenue Bonds, Paterson Parking Deck Facility,
                 Series 2005, 5.000%, 4/15/35 - FSA Insured

        4,000   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AA-          3,814,560
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/28 - SYNCORA GTY Insured

          585   Port Authority of New York and New Jersey, Consolidated               8/17 at 100.00         AAA            437,416
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 8.256%, 8/15/32 - FSA Insured (IF)

        1,000   Port Authority of New York and New Jersey, Consolidated               1/14 at 101.00         AA-            925,590
                 Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                 5.000%, 7/15/34

        2,000   Port Authority of New York and New Jersey, Consolidated               4/12 at 101.00         AAA          1,879,840
                 Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                 5.000%, 4/15/32 - FSA Insured

        8,000   Port Authority of New York and New Jersey, Special Project           12/08 at 101.00          AA          7,112,959
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)

          850   Trenton Parking Authority, Mercer County, New Jersey,                10/13 at 100.00        Baa2            752,412
                 Guaranteed Parking System Revenue Bonds, Series 2003,
                 5.000%, 10/01/24 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       31,095   Total Transportation                                                                                     29,154,499
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 26.4% (17.2% OF TOTAL INVESTMENTS) (5)

$       2,075   Egg Harbor Township School District, Atlantic County,                 4/15 at 100.00     Aa2 (5)        $ 2,241,291
                 New Jersey, General Obligation Bonds, Series 2005,
                 5.000%, 4/01/27 (Pre-refunded 4/01/15) - MBIA Insured

          130   Essex County Improvement Authority, New Jersey,                      12/13 at 100.00         Aaa            141,284
                 Lease Revenue Bonds, Series 2003, 5.125%, 12/15/19
                 (Pre-refunded 12/15/13) - FSA Insured

                Manalapan-Englishtown Regional Board of Education,
                New Jersey, General Obligation Bonds, Series 2003:
        1,000    5.000%, 10/01/27 (Pre-refunded 10/01/13) - MBIA Insured             10/13 at 100.00    Baa1 (5)          1,079,140
        1,000    5.000%, 10/01/27 (Pre-refunded 10/01/13) - MBIA Insured             10/13 at 100.00         AAA          1,079,140

        2,410   New Jersey Economic Development Authority, Revenue                      No Opt. Call     N/R (5)          2,889,952
                 Bonds, Yeshiva Ktana of Passaic, Series 1993,
                 8.000%, 9/15/18 (ETM)

          595   New Jersey Educational Facilities Authority, Revenue                  7/16 at 100.00      AA (5)            641,868
                 Bonds, Kean University, Series 2005B, 5.000%, 7/01/30
                 (Pre-refunded 7/01/16) - MBIA Insured

        1,145   New Jersey Educational Facilities Authority, Revenue                  7/14 at 100.00      AA (5)          1,240,138
                 Bonds, Montclair State University, Series 2004L,
                 5.125%, 7/01/19 (Pre-refunded 7/01/14) - MBIA Insured

        2,080   New Jersey Educational Facilities Authority, Revenue                  7/15 at 100.00      A2 (5)          2,241,554
                 Bonds, Montclair State University, Series 2005F,
                 5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured

          400   New Jersey Educational Facilities Authority, Revenue                  7/14 at 100.00      AA (5)            430,688
                 Bonds, Rowan University, Series 2004C, 5.000%, 7/01/20
                 (Pre-refunded 7/01/14) - MBIA Insured

        3,000   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00      A3 (5)          3,271,620
                 Revenue Bonds, South Jersey Hospital System,
                 Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)

        1,270   New Jersey Health Care Facilities Financing Authority,                  No Opt. Call      A3 (5)          1,321,092
                 Revenue Bonds, St. Clare's Hospital, Series 2004A,
                 5.250%, 7/01/20 - RAAI Insured (ETM)

          545   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00    BBB- (5)            594,366
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)

        4,445   New Jersey Housing and Mortgage Finance Agency,                      11/08 at 100.75         Aaa          3,852,437
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.550%, 5/01/27 - AMBAC Insured (Alternative Minimum Tax)

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          465    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA            535,689
          195    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call      AA (5)            227,947
          120    6.500%, 1/01/16 - AMBAC Insured (ETM)                                  No Opt. Call      AA (5)            140,275
        6,590    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA          7,354,241
        1,760    6.500%, 1/01/16 - AMBAC Insured (ETM)                                  No Opt. Call         AAA          1,964,107

          750   Newark Housing Authority, New Jersey, Port Authority                  1/14 at 100.00      AA (5)            812,430
                 Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21
                 (Pre-refunded 1/01/14) - MBIA Insured

        2,125   Puerto Rico Electric Power Authority, Power Revenue                   7/15 at 100.00         AAA          2,304,414
                 Bonds, Series 2005RR, 5.000%, 7/01/35
                 (Pre-refunded 7/01/15) - FGIC Insured

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        3,350    6.125%, 6/01/24 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          3,523,865
        2,250    6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          2,460,330

          350   Trenton Parking Authority, Mercer County, New Jersey,                10/13 at 100.00    Baa2 (5)            377,699
                 Guaranteed Parking System Revenue Bonds, Series 2003,
                 5.000%, 10/01/24 (Pre-refunded 10/01/13) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,050   Total U.S. Guaranteed                                                                                    40,725,567
------------------------------------------------------------------------------------------------------------------------------------


                                       33

NNJ

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 0.8% (0.5% OF TOTAL INVESTMENTS)

$       1,250   New Jersey Economic Development Authority, Pollution                    No Opt. Call        Baa1        $ 1,198,100
                 Control Revenue Refunding Bonds, Public Service Electric
                 and Gas Company, Series 2001A, 5.000%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 13.9% (9.0% OF TOTAL INVESTMENTS)

                Bayonne Municipal Utilities Authority, New Jersey, Water
                System Revenue Refunding Bonds, Series 2003A:
        1,450    5.000%, 4/01/19 - SYNCORA GTY Insured                                4/13 at 100.00         N/R          1,371,352
        1,250    5.000%, 4/01/24 - SYNCORA GTY Insured                                4/13 at 100.00         N/R          1,106,925

        1,000   Jersey City Sewer Authority, Hudson County, New Jersey,                 No Opt. Call          AA          1,068,310
                 Sewer Revenue Refunding Bonds, Series 1993,
                 6.250%, 1/01/14 - AMBAC Insured

        3,100   New Jersey Economic Development Authority,                            3/09 at 100.00          A2          2,802,648
                 Water Facilities Revenue Refunding Bonds, Hackensack
                 Water Company, Series 1994B, 5.900%, 3/01/24 -
                 MBIA Insured (Alternative Minimum Tax)

        6,950   New Jersey Environmental Infrastructure Trust,                        9/11 at 101.00         AAA          7,349,624
                 Environmental Infrastructure Bonds, Series 2001A,
                 4.750%, 9/01/20

        1,650   New Jersey Water Supply Authority, Water Supply                       8/15 at 100.00          AA          1,561,940
                 Authority Bonds, Manasquan Reservoir, Series 2005,
                 5.000%, 8/01/31 - MBIA Insured

        3,500   North Hudson Sewerage Authority, New Jersey,                          8/12 at 100.00         N/R          3,523,345
                 Sewerage Revenue Refunding Bonds, Series 2002A,
                 5.250%, 8/01/19 - FGIC Insured

        1,000   Stony Brook Regional Sewer Authority, Princeton,                        No Opt. Call         Aa2          1,040,330
                 New Jersey, Revenue Refunding Bonds, Series 1993B,
                 5.450%, 12/01/12

        1,500   Wanaque Valley Regional Sewer Authority, Passaic County,                No Opt. Call          AA          1,564,875
                 New Jersey, Sewer Revenue Refunding Bonds,
                 Series 1993B, 5.750%, 9/01/18 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,400   Total Water and Sewer                                                                                    21,389,349
------------------------------------------------------------------------------------------------------------------------------------
$     263,820   Total Investments (cost $256,180,716) - 154.0%                                                          237,303,835
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.4%                                                                      8,397,071
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (59.4)% (6)                                                    (91,600,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $154,100,906
                ====================================================================================================================

                FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2008:
                                                                                                                         UNREALIZED
                                                      CONTRACT       NUMBER OF        CONTRACT           VALUE AT      APPRECIATION
                TYPE                                  POSITION       CONTRACTS      EXPIRATION   OCTOBER 31, 2008     (DEPRECIATION)
                --------------------------------------------------------------------------------------------------------------------
                U.S. Treasury Bond                        Long              49           12/08         $5,543,125         $(213,351)
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Portion of investment has been pledged to collateralize the net payment obligations under futures contracts.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 38.6%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NXJ

Nuveen New Jersey Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                    October 31, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
                Series 2005A:
$         260    5.000%, 1/01/32                                                      1/15 at 100.00        Baa3        $   166,959
          230    5.125%, 1/01/37                                                      1/15 at 100.00        Baa3            145,542

           45   New Jersey Economic Development Authority, General                      No Opt. Call        CCC+             24,750
                 Motors Corporation, Series 1984, 5.350%, 4/01/09

------------------------------------------------------------------------------------------------------------------------------------
          535   Total Consumer Discretionary                                                                                337,251
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 3.0% (1.9% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
        1,345    4.750%, 6/01/34                                                      6/17 at 100.00         BBB            740,584
        3,000    5.000%, 6/01/41                                                      6/17 at 100.00         BBB          1,621,200

------------------------------------------------------------------------------------------------------------------------------------
        4,345   Total Consumer Staples                                                                                    2,361,784
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 18.5% (12.0% OF TOTAL INVESTMENTS)

          250   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            208,878
                 Fairleigh Dickinson University, Series 2004C,
                 5.500%, 7/01/23

          325   New Jersey Educational Facilities Authority, Revenue Bonds,           7/17 at 100.00        BBB+            264,563
                 Georgian Court University, Series 2007D, 5.250%, 7/01/37

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Kean University, Series 2007D:
        1,115    5.000%, 7/01/32 - FGIC Insured                                       7/17 at 100.00          A-          1,016,891
          735    5.000%, 7/01/39 - FGIC Insured                                       7/17 at 100.00          A-            644,485

           60   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00          AA             57,592
                 Montclair State University, Series 2004L, 5.125%, 7/01/21 -
                 MBIA Insured

          970   New Jersey Educational Facilities Authority, Revenue Bonds,           7/16 at 100.00         Aa3            872,234
                 Montclair State University, Series 2006A, 5.000%, 7/01/36 -
                 AMBAC Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 100.00          AA          1,002,860
                 New Jersey Institute of Technology, Series 2001G,
                 5.250%, 7/01/18 - MBIA Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           1/14 at 100.00          AA            985,180
                 New Jersey Institute of Technology, Series 2004B,
                 5.000%, 7/01/21 - AMBAC Insured

        1,085   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 101.00          A+            994,099
                 Rowan College, Series 2001C, 5.000%, 7/01/31 -
                 FGIC Insured

          630   New Jersey Educational Facilities Authority, Revenue                  7/14 at 100.00          AA            611,818
                 Bonds, William Paterson University, Series 2004A,
                 5.125%, 7/01/19 - FGIC Insured

          300   New Jersey Educational Facilities Authority, Revenue                  7/12 at 100.00          A3            285,378
                 Refunding Bonds, Rider University, Series 2002A,
                 5.000%, 7/01/17 - RAAI Insured

          200   New Jersey Educational Facilities Authority, Revenue                  7/11 at 100.00          AA            205,056
                 Refunding Bonds, Seton Hall University Project,
                 Series 2001A, 5.250%, 7/01/16 - AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue
                Refunding Bonds, Seton Hall University Project, Series 2001G:
        3,820    4.875%, 7/01/21 - AMBAC Insured                                      7/11 at 100.00          AA          3,570,860
        1,600    5.000%, 7/01/26 - AMBAC Insured                                      7/11 at 100.00          AA          1,454,608


                                       35


NXJ

Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, University of the Sacred Heart, Series
                2001:
$       2,000    5.250%, 9/01/21                                                      9/11 at 100.00         BBB        $ 1,681,100
          500    5.250%, 9/01/31                                                      9/11 at 100.00         BBB            375,235

          500   Puerto Rico Industrial, Tourist, Educational, Medical and            12/12 at 101.00        BBB-            369,265
                 Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Refunding Bonds, Ana G.
                 Mendez University System, Series 2002, 5.500%, 12/01/31

------------------------------------------------------------------------------------------------------------------------------------
       16,090   Total Education and Civic Organizations                                                                  14,600,102
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 1.1% (0.7% OF TOTAL INVESTMENTS)

        1,000   Virgin Islands, Senior Secured Revenue Bonds,                         1/13 at 100.00         BBB            832,290
                 Government Refinery Facilities - Hovensa LLC Coker,
                 Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)

          850   New Jersey Economic Development Authority, Economic                  11/08 at 101.00         N/R            626,977
                 Development Revenue Bonds, Glimcher Properties LP,
                 Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)

          250   New Jersey Economic Development Authority, Industrial                12/08 at 100.00         Ba1            240,903
                 Development Revenue Refunding Bonds, Newark Airport
                 Marriott Hotel, Series 1996, 7.000%, 10/01/14

          750   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3            599,865
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21

------------------------------------------------------------------------------------------------------------------------------------
        1,850   Total Financials                                                                                          1,467,745
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 22.2% (14.4% OF TOTAL INVESTMENTS)

          310   Camden County Improvement Authority, New Jersey,                      8/14 at 100.00         BBB            254,265
                 Revenue Bonds, Cooper Health System, Series 2004A,
                 5.750%, 2/15/34

          560   New Jersey Health Care Facilities Finance Authority,                  7/18 at 100.00          A+            472,282
                 Revenue Bonds, AHS Hospital Corporation, Series 2008A,
                 5.000%, 7/01/27

          865   New Jersey Health Care Facilities Financing Authority,                7/17 at 100.00          A+            663,429
                 Revenue Bonds, Atlanticare Regional Medical Center,
                 Series 2007, 5.000%, 7/01/37

          890   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa1            689,403
                 Revenue Bonds, Capital Health System Obligated Group,
                 Series 2003A, 5.375%, 7/01/33

        1,500   New Jersey Health Care Facilities Financing Authority,                7/17 at 100.00         Aaa          1,325,955
                 Revenue Bonds, CentraState Medical Center, Series 2006A,
                 5.000%, 7/01/30 - AGC Insured

          130   New Jersey Health Care Facilities Financing Authority,                7/15 at 100.00        Baa3             99,962
                 Revenue Bonds, Children's Specialized Hospital,
                 Series 2005A, 5.500%, 7/01/36

          400   New Jersey Health Care Facilities Financing Authority,                7/16 at 100.00          A-            310,320
                 Revenue Bonds, Hunterdon Medical Center,
                 Series 2006B, 5.000%, 7/01/36

          180   New Jersey Health Care Facilities Financing Authority,                7/16 at 100.00          A-            144,686
                 Revenue Bonds, Hunterdon Medical Center,
                 Series 2006, 5.125%, 7/01/35

        3,500   New Jersey Health Care Facilities Financing Authority,                7/11 at 100.00          A2          3,078,915
                 Revenue Bonds, Kennedy Health System Obligated
                 Group, Series 2001, 5.625%, 7/01/31

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Robert Wood Johnson University Hospital, Series 2000:
          750    5.750%, 7/01/25                                                      7/10 at 100.00          A2            705,525
        3,000    5.750%, 7/01/31                                                      7/10 at 100.00          A2          2,769,750

          445   New Jersey Health Care Facilities Financing Authority,                1/17 at 100.00        Baa2            327,889
                 Revenue Bonds, Saint Barnabas Health Care System,
                 Series 2006A, 5.000%, 7/01/29

          895   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        BBB+            729,219
                 Revenue Bonds, Shore Memorial Health System,
                 Series 2003, 5.000%, 7/01/23 - RAAI Insured

        1,000   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00         Ba2            579,250
                 Revenue Bonds, Somerset Medical Center,
                 Series 2003, 5.500%, 7/01/33


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, South Jersey Hospital System, Series 2006:
$         665    5.000%, 7/01/36                                                      7/16 at 100.00          A3        $   523,109
          615    5.000%, 7/01/46                                                      7/16 at 100.00          A3            461,920

        1,100   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00        Baa2          1,088,153
                 Revenue Bonds, St. Peter's University Hospital,
                 Series 2000A, 6.875%, 7/01/20

        2,500   New Jersey Health Care Facilities Financing Authority,                7/09 at 101.00          A2          2,191,975
                 Revenue Refunding Bonds, Burdette Tomlin Memorial
                 Hospital, Series 1999, 5.500%, 7/01/29

        1,280   New Jersey Health Facilities Financing Authority,                     7/18 at 100.00         AAA          1,152,371
                 Revenue Bonds, Meridian Health, Series 2007-I,
                 5.000%, 7/01/38 - AGC Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,585   Total Health Care                                                                                        17,568,378
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.4% (0.3% OF TOTAL INVESTMENTS)

          310   Gloucester County Improvement Authority, New Jersey,                    No Opt. Call         BBB            311,190
                 Solid Waste Resource Recovery Revenue Refunding
                 Bonds, Waste Management Inc. Project, Series 1999B,
                 6.850%, 12/01/29 (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.8% (1.8% OF TOTAL INVESTMENTS)

          585   Burlington County Bridge Commission, New Jersey,                      1/18 at 100.00         N/R            396,074
                 Economic Development Revenue Bonds, The Evergreens
                 Project, Series 2007, 5.625%, 1/01/38

          250   New Jersey Economic Development Authority, First                     11/14 at 100.00         N/R            200,160
                 Mortgage Revenue Bonds, Winchester Gardens at Wards
                 Homestead, Series 2004A, 5.800%, 11/01/31

                New Jersey Economic Development Authority, Revenue Bonds,
                Masonic Charity Foundation of New Jersey, Series 2001:
        1,000    6.000%, 6/01/25                                                      6/11 at 102.00          A-            966,350
          335    5.500%, 6/01/31                                                      6/11 at 102.00          A-            300,696

          500   New Jersey Economic Development Authority, Revenue                    1/09 at 101.00         BB+            322,040
                 Bonds, United Methodist Homes of New Jersey Obligated
                 Group, Series 1998, 5.125%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
        2,670   Total Long-Term Care                                                                                      2,185,320
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 2.8% (1.9% OF TOTAL INVESTMENTS)

        1,000   Jersey City, New Jersey, General Obligation Bonds,                    9/16 at 100.00          AA            984,250
                 Series 2006A, 5.000%, 9/01/22 - AMBAC Insured

        1,350   Puerto Rico, General Obligation and Public Improvement                7/11 at 100.00         AAA          1,268,825
                 Bonds, Series 2001, 5.250%, 7/01/27 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,350   Total Tax Obligation/General                                                                              2,253,075
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 35.7% (23.2% OF TOTAL INVESTMENTS)

          600   Bergen County Improvement Authority, New Jersey,                        No Opt. Call         Aaa            606,402
                 Guaranteed Lease Revenue Bonds, County Administration
                 Complex Project, Series 2005, 5.000%, 11/15/26

        1,745   Burlington County Bridge Commission, New Jersey,                     12/13 at 100.00          AA          1,780,214
                 Guaranteed Pooled Loan Bonds, Series 2003,
                 5.000%, 12/01/18 - MBIA Insured

        1,000   Camden County Improvement Authority, New Jersey,                      9/15 at 100.00         AAA          1,053,290
                 County Guaranteed Lease Revenue Bonds, Series 2005A,
                 5.000%, 9/01/16 - FSA Insured

        1,100   Casino Reinvestment Development Authority, New Jersey,                1/15 at 102.00          AA          1,134,353
                 Hotel Room Fee Revenue Bonds, Series 2004,
                 5.250%, 1/01/16 - AMBAC Insured

          620   Essex County Improvement Authority, New Jersey,                         No Opt. Call         Aa3            628,618
                 Project Consolidation Revenue Bonds, Series 2007,
                 5.250%, 12/15/22 - AMBAC Insured

          815   Garden State Preservation Trust, New Jersey, Open Space                 No Opt. Call         AAA            854,454
                 and Farmland Preservation Bonds, Series 2005C,
                 5.125%, 11/01/18 - FSA Insured

        1,785   New Jersey Building Authority, State Building Revenue                 6/16 at 100.00         AA-          1,693,644
                 Bonds, Series 2007A, 5.000%, 6/15/27


                                       37


NXJ

Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New Jersey Economic Development Authority, Cigarette
                Tax Revenue Bonds, Series 2004:
$         615    5.500%, 6/15/24                                                      6/12 at 100.00         BBB        $   489,884
        1,200    5.750%, 6/15/34                                                      6/14 at 100.00         BBB            900,648

        1,200   New Jersey Economic Development Authority, Revenue                    7/14 at 100.00          AA          1,263,504
                 Bonds, Motor Vehicle Surcharge, Series 2004A,
                 5.250%, 7/01/15 - MBIA Insured

                New Jersey Economic Development Authority, Revenue
                Bonds, Newark Downtown District Management
                Corporation Project, Series 2007:
           65    5.125%, 6/15/27                                                      6/17 at 100.00        Baa3             50,284
          115    5.125%, 6/15/37                                                      6/17 at 100.00        Baa3             81,865

                New Jersey Economic Development Authority, School
                Facilities Construction Financing Program
                Bonds, Series 2007U:
          615    5.000%, 9/01/37 - AMBAC Insured                                      9/17 at 100.00          AA            559,201
        1,235    5.000%, 9/01/37                                                      9/17 at 100.00         AA-          1,122,948

          525   New Jersey Educational Facilities Authority, Revenue                    No Opt. Call         AAA            558,868
                 Bonds, Higher Education Capital Improvement Fund,
                 Series 2005A, 5.000%, 9/01/15 - FSA Insured

                New Jersey Health Care Facilities Financing Authority, Lease
                Revenue Bonds, Department of Human Services - Greystone Park
                Psychiatric Hospital, Series 2005:
          925    5.000%, 9/15/18 - AMBAC Insured                                      9/15 at 100.00          AA            924,371
        1,400    5.000%, 9/15/24 - AMBAC Insured                                      9/15 at 100.00          AA          1,329,272

          250   New Jersey Health Care Facilities Financing Authority,               10/18 at 100.00         AA-            217,238
                 State Contract Bonds, Hospital Asset Transformation
                 Program, Series 2008A, 5.250%, 10/01/38

        1,000   New Jersey Transit Corporation, Certificates of                         No Opt. Call          AA          1,055,210
                 Participation, Federal Transit Administration Grants,
                 Series 2002A, 5.500%, 9/15/14 - AMBAC Insured

        1,000   New Jersey Transit Corporation, Lease Appropriation                   9/15 at 100.00          A2            984,950
                 Bonds, Series 2005A, 5.000%, 9/15/18 - FGIC Insured

                New Jersey Transportation Trust Fund Authority, Federal
                Highway Aid Grant Anticipation Bonds, Series 2006:
          350    5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00          A1            356,822
          610    5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00          A1            614,118

        1,300   New Jersey Transportation Trust Fund Authority,                         No Opt. Call          AA          1,395,147
                 Transportation System Bonds, Series 2004B,
                 5.500%, 12/15/16 - MBIA Insured

        1,280   New Jersey Transportation Trust Fund Authority,                       6/15 at 100.00         AAA          1,284,006
                 Transportation System Bonds, Series 2005D,
                 5.000%, 6/15/19 - FSA Insured

        1,300   New Jersey Transportation Trust Fund Authority,                         No Opt. Call         AA-          1,325,532
                 Transportation System Bonds, Series 2006A,
                 5.500%, 12/15/22

                New Jersey Transportation Trust Fund Authority,
                Transportation System Bonds, Series 2006C:
        4,315    0.000%, 12/15/28 - AMBAC Insured                                       No Opt. Call          AA          1,310,724
        3,000    0.000%, 12/15/32 - FSA Insured                                         No Opt. Call         AAA            711,720
        6,000    0.000%, 12/15/34 - FSA Insured                                         No Opt. Call         AAA          1,248,060

        1,000   New Jersey Transportation Trust Fund Authority,                      12/17 at 100.00          AA            949,630
                 Transportation System Bonds, Series 2007A,
                 5.000%, 12/15/26 - AMBAC Insured

          405   Puerto Rico Convention Center District Authority,                     7/16 at 100.00        BBB+            297,481
                 Hotel Occupancy Tax Revenue Bonds, Series 2006A,
                 4.500%, 7/01/36 - CIFG Insured

        1,500   Virgin Islands Public Finance Authority, Senior Lien                  4/09 at 101.00           A          1,470,765
                 Revenue Refunding Bonds, Matching Fund Loan Note,
                 Series 1998A, 5.500%, 10/01/18 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,870   Total Tax Obligation/Limited                                                                             28,253,223
------------------------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 18.7% (12.2% OF TOTAL INVESTMENTS)

                Delaware River and Bay Authority, Delaware and New Jersey,
                Revenue Bonds, Series 2005:
$       1,000    5.000%, 1/01/25 - MBIA Insured                                       1/15 at 100.00          AA        $   961,320
        1,000    5.000%, 1/01/26 - MBIA Insured                                       1/15 at 100.00          AA            955,530
          500    5.000%, 1/01/27 - MBIA Insured                                       1/15 at 100.00          AA            475,330

          900   New Jersey Economic Development Authority, Special                   11/10 at 101.00           B            582,741
                 Facilities Revenue Bonds, Continental Airlines Inc.,
                 Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)

           50   New Jersey Turnpike Authority, Revenue Bonds,                           No Opt. Call          AA             56,818
                 Series 1991C, 6.500%, 1/01/16 - MBIA Insured

        3,000   New Jersey Turnpike Authority, Revenue Bonds,                         7/13 at 100.00          AA          2,964,510
                 Series 2003A, 5.000%, 1/01/19 - FGIC Insured

          300   New Jersey Turnpike Authority, Revenue Bonds,                           No Opt. Call         AAA            297,033
                 Series 2005A, 5.250%, 1/01/29 - FSA Insured

          310   Port Authority of New York and New Jersey, Consolidated               8/17 at 100.00         AAA            231,793
                 Revenue Bonds, One Hundred Forty Eighth Series 2008,
                 Trust 2920, 8.256%, 8/15/32 - FSA Insured (IF)

          500   Port Authority of New York and New Jersey, Consolidated               1/14 at 101.00         AA-            462,795
                 Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                 5.000%, 7/15/34

        5,000   Port Authority of New York and New Jersey, Special Project           12/08 at 101.00          AA          4,445,600
                 Bonds, JFK International Air Terminal LLC, Sixth
                 Series 1997, 5.750%, 12/01/22 - MBIA Insured
                 (Alternative Minimum Tax)

        3,435   South Jersey Transportation Authority New Jersey,                    11/09 at 101.00          AA          3,343,045
                 Transportation System Revenue Bonds, Series 1999,
                 5.125%, 11/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,995   Total Transportation                                                                                     14,776,515
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 24.7% (16.0% OF TOTAL INVESTMENTS) (4)

        2,400   New Jersey Economic Development Authority, School                     6/11 at 100.00         AAA          2,537,328
                 Facilities Construction Bonds, Series 2001A,
                 5.000%, 6/15/21 (Pre-refunded 6/15/11) - AMBAC Insured

          385   New Jersey Educational Facilities Authority, Revenue                  7/16 at 100.00      AA (4)            415,326
                 Bonds, Kean University, Series 2005B, 5.000%, 7/01/30
                 (Pre-refunded 7/01/16) - MBIA Insured

          690   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00      AA (4)            747,332
                 Montclair State University, Series 2004L, 5.125%, 7/01/21
                 (Pre-refunded 7/01/14) - MBIA Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Montclair State University, Series 2005F:
        1,200    5.000%, 7/01/17 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00      A2 (4)          1,293,204
        1,000    5.000%, 7/01/24 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00      A2 (4)          1,077,670
          520    5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00      A2 (4)            560,388

          415   New Jersey Educational Facilities Authority, Revenue                  7/11 at 101.00      A+ (4)            442,859
                 Bonds, Rowan College, Series 2001C, 5.000%, 7/01/31
                 (Pre-refunded 7/01/11) - FGIC Insured

          625   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00      AA (4)            672,950
                 Rowan University, Series 2004C, 5.000%, 7/01/24
                 (Pre-refunded 7/01/14) - MBIA Insured

        1,350   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00      A3 (4)          1,472,229
                 Revenue Bonds, South Jersey Hospital System,
                 Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)

          845   New Jersey Health Care Facilities Financing Authority,                  No Opt. Call      A3 (4)            878,994
                 Revenue Bonds, St. Clare's Hospital, Series 2004A,
                 5.250%, 7/01/20 - RAAI Insured (ETM)

          500   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00    BBB- (4)            545,290
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          130    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA            149,763
           20    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call      AA (4)             23,379
          905    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA          1,009,953

          375   Newark Housing Authority, New Jersey, Port Authority                  1/14 at 100.00      AA (4)            406,215
                 Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21
                 (Pre-refunded 1/01/14) - MBIA Insured

        1,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,501,515
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40


                                       39

NXJ

Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       2,150   Puerto Rico, General Obligation and Public Improvement                7/11 at 100.00         AAA        $ 2,291,492
                 Bonds, Series 2001, 5.250%, 7/01/27
                 (Pre-refunded 7/01/11) - FSA Insured

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        2,135    6.125%, 6/01/24 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          2,245,807
        1,125    6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,230,165

------------------------------------------------------------------------------------------------------------------------------------
       18,270   Total U.S. Guaranteed                                                                                    19,501,859
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 1.2% (0.8% OF TOTAL INVESTMENTS)

          210   Camden County Pollution Control Financing Authority,                 12/08 at 100.00        Baa3            210,410
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

          750   New Jersey Economic Development Authority, Pollution                    No Opt. Call        Baa1            718,860
                 Control Revenue Refunding Bonds, Public Service Electric
                 and Gas Company, Series 2001A, 5.000%, 3/01/12

------------------------------------------------------------------------------------------------------------------------------------
          960   Total Utilities                                                                                             929,270
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 20.4% (13.3% OF TOTAL INVESTMENTS)

          225   Guam Government Waterworks Authority, Water and                       7/15 at 100.00         Ba2            181,640
                 Wastewater System Revenue Bonds, Series 2005,
                 6.000%, 7/01/25

        4,635   New Jersey Economic Development Authority,                           11/08 at 102.00         N/R          3,702,902
                 Water Facilities Revenue Bonds, American Water Company,
                 Series 1997B, 5.375%, 5/01/32 - FGIC Insured
                 (Alternative Minimum Tax)

        7,000   New Jersey Economic Development Authority,                            2/09 at 101.00          AA          5,373,970
                 Water Facilities Revenue Bonds, Middlesex Water Company,
                 Series 1998, 5.350%, 2/01/38 - MBIA Insured
                 (Alternative Minimum Tax)

          390   New Jersey Environmental Infrastructure Trust,                        3/09 at 101.00         AAA            390,612
                 Environmental Infrastructure Bonds, Series 1998A,
                 4.500%, 9/01/18

       15,840   North Hudson Sewerage Authority, New Jersey,                            No Opt. Call        Baa1          6,528,929
                 Sewerage Revenue Refunding Bonds, Series 2001A,
                 0.000%, 8/01/23 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       28,090   Total Water and Sewer                                                                                    16,178,053
------------------------------------------------------------------------------------------------------------------------------------
$     151,920   Total Investments (cost $136,372,034) - 153.7%                                                          121,556,055
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 7.0%                                                                      5,528,770
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (60.7)% (5)                                                    (48,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $79,084,825
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 39.5%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NUJ

Nuveen New Jersey Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                    October 31, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
                Series 2005A:
$         180    5.000%, 1/01/32                                                      1/15 at 100.00        Baa3        $   115,587
          150    5.125%, 1/01/37                                                      1/15 at 100.00        Baa3             94,919

           40   New Jersey Economic Development Authority, General                      No Opt. Call        CCC+             22,000
                 Motors Corporation, Series 1984, 5.350%, 4/01/09

------------------------------------------------------------------------------------------------------------------------------------
          370   Total Consumer Discretionary                                                                                232,506
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 3.2% (2.0% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
          950    4.750%, 6/01/34                                                      6/17 at 100.00         BBB            523,089
        2,200    5.000%, 6/01/41                                                      6/17 at 100.00         BBB          1,188,880

------------------------------------------------------------------------------------------------------------------------------------
        3,150   Total Consumer Staples                                                                                    1,711,969
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 15.7% (9.9% OF TOTAL INVESTMENTS)

        3,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/12 at 100.00          AA          2,823,509
                 College of New Jersey Project, Series 2002C,
                 4.750%, 7/01/19 - FGIC Insured

          200   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            167,102
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Kean University, Series 2007D:
          790    5.000%, 7/01/32 - FGIC Insured                                       7/17 at 100.00          A-            720,488
          495    5.000%, 7/01/39 - FGIC Insured                                       7/17 at 100.00          A-            434,041

          575   New Jersey Educational Facilities Authority, Revenue                  1/14 at 100.00          AA            566,479
                 Bonds, New Jersey Institute of Technology, Series 2004B,
                 5.000%, 7/01/21 - AMBAC Insured

          500   New Jersey Educational Facilities Authority, Revenue                  7/14 at 100.00          AA            485,570
                 Bonds, William Paterson University, Series 2004A,
                 5.125%, 7/01/19 - FGIC Insured

        1,090   New Jersey Educational Facilities Authority, Revenue                  7/12 at 100.00          A3          1,036,873
                 Refunding Bonds, Rider University, Series 2002A,
                 5.000%, 7/01/17 - RAAI Insured

        1,000   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00        BBB-            860,040
                 Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Bonds, Ana G. Mendez
                 University System, Series 1999, 5.375%, 2/01/19

        1,790   University of Medicine and Dentistry of New Jersey,                  12/12 at 100.00          AA          1,484,179
                 Revenue Bonds, Series 2002A, 5.000%, 12/01/31 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,440   Total Education and Civic Organizations                                                                   8,578,281
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 1.5% (1.0% OF TOTAL INVESTMENTS)

        1,000   Virgin Islands, Senior Secured Revenue Bonds,                         1/13 at 100.00         BBB            832,290
                 Government Refinery Facilities - Hovensa LLC Coker,
                 Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 5.2% (3.2% OF TOTAL INVESTMENTS)

          600   New Jersey Economic Development Authority,                           11/08 at 101.00         N/R            442,572
                 Economic Development Revenue Bonds, Glimcher
                 Properties LP, Series 1998, 6.000%, 11/01/28
                 (Alternative Minimum Tax)


                                       41

NUJ

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FINANCIALS (continued)

$       1,250   New Jersey Economic Development Authority, Industrial                12/08 at 100.00         Ba1        $ 1,204,513
                 Development Revenue Refunding Bonds, Newark Airport
                 Marriott Hotel, Series 1996, 7.000%, 10/01/14

        1,450   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3          1,159,739
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21

------------------------------------------------------------------------------------------------------------------------------------
        3,300   Total Financials                                                                                          2,806,824
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 30.7% (19.4% OF TOTAL INVESTMENTS)

          220   Camden County Improvement Authority, New Jersey,                      8/14 at 100.00         BBB            180,446
                 Revenue Bonds, Cooper Health System, Series 2004A,
                 5.750%, 2/15/34

          400   New Jersey Health Care Facilities Finance Authority,                  7/18 at 100.00          A+            337,344
                 Revenue Bonds, AHS Hospital Corporation, Series 2008A,
                 5.000%, 7/01/27

                New Jersey Health Care Facilities Financing Authority,
                FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center,
                Series 2001:
          500    5.000%, 8/01/31 - AMBAC Insured                                      8/11 at 100.00          AA            447,450
        1,925    5.000%, 8/01/41 - AMBAC Insured                                      8/11 at 100.00          AA          1,674,904

          610   New Jersey Health Care Facilities Financing Authority,                7/17 at 100.00          A+            467,852
                 Revenue Bonds, Atlanticare Regional Medical Center,
                 Series 2007, 5.000%, 7/01/37

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Capital Health System Obligated Group, Series 2003A:
          750    5.000%, 7/01/26                                                      7/13 at 100.00        Baa1            590,858
          630    5.375%, 7/01/33                                                      7/13 at 100.00        Baa1            488,004

        1,000   New Jersey Health Care Facilities Financing Authority,                7/17 at 100.00         Aaa            883,970
                 Revenue Bonds, CentraState Medical Center,
                 Series 2006A, 5.000%, 7/01/30 - AGC Insured

           90   New Jersey Health Care Facilities Financing Authority,                7/15 at 100.00        Baa3             69,205
                 Revenue Bonds, Children's Specialized Hospital,
                 Series 2005A, 5.500%, 7/01/36

          120   New Jersey Health Care Facilities Financing Authority,                7/16 at 100.00          A-             96,457
                 Revenue Bonds, Hunterdon Medical Center, Series 2006,
                 5.125%, 7/01/35

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Kennedy Health System Obligated Group, Series 2001:
          400    5.500%, 7/01/21                                                      7/11 at 100.00          A2            375,308
          140    5.625%, 7/01/31                                                      7/11 at 100.00          A2            123,157

          510   New Jersey Health Care Facilities Financing Authority,                7/09 at 101.00         Aaa            398,820
                 Revenue Bonds, Meridian Health System Obligated Group,
                 Series 1999, 5.250%, 7/01/29 - FSA Insured

        1,185   New Jersey Health Care Facilities Financing Authority,                7/12 at 101.00         BB+            922,570
                 Revenue Bonds, Palisades Medical Center of New York
                 Presbyterian Healthcare System, Series 2002,
                 6.625%, 7/01/31

        3,500   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00          A2          3,231,374
                 Revenue Bonds, Robert Wood Johnson University Hospital,
                 Series 2000, 5.750%, 7/01/31

          630   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        BBB+            513,305
                 Revenue Bonds, Shore Memorial Health System,
                 Series 2003, 5.000%, 7/01/23 - RAAI Insured

          700   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00         Ba2            405,475
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/33

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, South Jersey Hospital System, Series 2006:
          455    5.000%, 7/01/36                                                      7/16 at 100.00          A3            357,917
          435    5.000%, 7/01/46                                                      7/16 at 100.00          A3            326,724

          775   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00        Baa2            766,653
                 Revenue Bonds, St. Peter's University Hospital,
                 Series 2000A, 6.875%, 7/01/20

        1,390   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00          A+          1,298,093
                 Revenue Refunding Bonds, Atlantic City Medical Center,
                 Series 2002, 5.750%, 7/01/25

        1,150   New Jersey Health Care Facilities Financing Authority,                1/12 at 100.00        BBB+            853,519
                 Revenue Refunding Bonds, Bayshore Community Hospital,
                 Series 2002, 5.125%, 7/01/32 - RAAI Insured


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         960   New Jersey Health Facilities Financing Authority,                     7/18 at 100.00         AAA        $   864,278
                 Revenue Bonds, Meridian Health, Series 2007-I,
                 5.000%, 7/01/38 - AGC Insured

        1,100   Puerto Rico Industrial, Tourist, Educational, Medical                12/08 at 100.50          A3          1,084,622
                 and Environmental Control Facilities Financing Authority,
                 Adjustable Rate Industrial Revenue Bonds, American
                 Home Products Corporation, Series 1983A, 5.100%, 12/01/18

------------------------------------------------------------------------------------------------------------------------------------
       19,575   Total Health Care                                                                                        16,758,305
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          225   New Jersey Housing and Mortgage Finance Agency,                       4/17 at 100.00          AA            153,329
                 Single Family Housing Revenue Bonds, Series 2007T,
                 4.700%, 10/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.4% (0.2% OF TOTAL INVESTMENTS)

          220   Gloucester County Improvement Authority, New Jersey,                    No Opt. Call         BBB            220,845
                 Solid Waste Resource Recovery Revenue Refunding Bonds,
                 Waste Management Inc. Project, Series 1999B,
                 6.850%, 12/01/29 (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 9.3% (5.9% OF TOTAL INVESTMENTS)

          415   Burlington County Bridge Commission, New Jersey,                      1/18 at 100.00         N/R            280,976
                 Economic Development Revenue Bonds, The Evergreens
                 Project, Series 2007, 5.625%, 1/01/38

                New Jersey Economic Development Authority, Revenue
                Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
        1,000    5.500%, 6/01/21                                                      6/11 at 102.00          A-            955,370
        4,000    5.500%, 6/01/31                                                      6/11 at 102.00          A-          3,590,399

          375   New Jersey Economic Development Authority, Revenue                    1/09 at 101.00         BB+            241,530
                 Bonds, United Methodist Homes of New Jersey Obligated
                 Group, Series 1998, 5.125%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
        5,790   Total Long-Term Care                                                                                      5,068,275
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 1.9% (1.2% OF TOTAL INVESTMENTS)

          700   Jersey City, New Jersey, General Obligation Bonds,                    9/16 at 100.00          AA            688,975
                 Series 2006A, 5.000%, 9/01/22 - AMBAC Insured

          385   Puerto Rico, General Obligation and Public Improvement                7/11 at 100.00         AAA            366,100
                 Bonds, Series 2001, 5.125%, 7/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,085   Total Tax Obligation/General                                                                              1,055,075
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 30.2% (19.0% OF TOTAL INVESTMENTS)

          400   Bergen County Improvement Authority, New Jersey,                        No Opt. Call         Aaa            404,268
                 Guaranteed Lease Revenue Bonds, County Administration
                 Complex Project, Series 2005, 5.000%, 11/15/26

        1,000   Burlington County Bridge Commission, New Jersey,                     12/13 at 100.00          AA          1,020,180
                 Guaranteed Pooled Loan Bonds, Series 2003,
                 5.000%, 12/01/18 - MBIA Insured

          750   Casino Reinvestment Development Authority, New Jersey,                1/15 at 102.00          AA            773,423
                 Hotel Room Fee Revenue Bonds, Series 2004,
                 5.250%, 1/01/16 - AMBAC Insured

          435   Essex County Improvement Authority, New Jersey,                         No Opt. Call         Aa3            441,047
                 Project Consolidation Revenue Bonds, Series 2007,
                 5.250%, 12/15/22 - AMBAC Insured

          530   Garden State Preservation Trust, New Jersey,                            No Opt. Call         AAA            555,657
                 Open Space and Farmland Preservation Bonds,
                 Series 2005C, 5.125%, 11/01/18 - FSA Insured

        1,305   New Jersey Building Authority, State Building Revenue                 6/16 at 100.00         AA-          1,247,476
                 Bonds, Series 2007A, 5.000%, 6/15/26

                New Jersey Economic Development Authority, Cigarette
                Tax Revenue Bonds, Series 2004:
          435    5.500%, 6/15/24                                                      6/12 at 100.00         BBB            346,504
          700    5.750%, 6/15/34                                                      6/14 at 100.00         BBB            525,378

                New Jersey Economic Development Authority, Revenue
                Bonds, Newark Downtown District Management
                Corporation Project, Series 2007:
           50    5.125%, 6/15/27                                                      6/17 at 100.00        Baa3             38,680
           75    5.125%, 6/15/37                                                      6/17 at 100.00        Baa3             53,390


                                       43

NUJ

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New Jersey Economic Development Authority, School Facilities
                Construction Financing Program Bonds, Series 2007U:
$         435    5.000%, 9/01/37 - AMBAC Insured                                      9/17 at 100.00          AA        $   395,532
          870    5.000%, 9/01/37                                                      9/17 at 100.00         AA-            791,065

          350   New Jersey Educational Facilities Authority, Revenue                    No Opt. Call         AAA            372,579
                 Bonds, Higher Education Capital Improvement Fund,
                 Series 2005A, 5.000%, 9/01/15 - FSA Insured

                New Jersey Health Care Facilities Financing Authority, Lease
                Revenue Bonds, Department of Human Services - Greystone Park
                Psychiatric Hospital, Series 2005:
          655    5.000%, 9/15/18 - AMBAC Insured                                      9/15 at 100.00          AA            654,555
          985    5.000%, 9/15/24 - AMBAC Insured                                      9/15 at 100.00          AA            935,238

          200   New Jersey Health Care Facilities Financing Authority,               10/18 at 100.00         AA-            173,790
                 State Contract Bonds, Hospital Asset Transformation
                 Program, Series 2008A, 5.250%, 10/01/38

        1,000   New Jersey Transit Corporation, Certificates of Participation,          No Opt. Call          AA          1,055,210
                 Federal Transit Administration Grants, Series 2002A,
                 5.500%, 9/15/14 - AMBAC Insured

          765   New Jersey Transit Corporation, Lease Appropriation Bonds,            9/15 at 100.00          A2            753,487
                 Series 2005A, 5.000%, 9/15/18 - FGIC Insured

                New Jersey Transportation Trust Fund Authority, Federal
                Highway Aid Grant Anticipation Bonds, Series 2006:
          295    5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00          A1            300,750
          525    5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00          A1            528,544

          900   New Jersey Transportation Trust Fund Authority,                         No Opt. Call          AA            965,871
                 Transportation System Bonds, Series 2004B,
                 5.500%, 12/15/16 - MBIA Insured

          665   New Jersey Transportation Trust Fund Authority,                       6/15 at 100.00         AAA            667,081
                 Transportation System Bonds, Series 2005D,
                 5.000%, 6/15/19 - FSA Insured

          800   New Jersey Transportation Trust Fund Authority,                         No Opt. Call         AA-            815,712
                 Transportation System Bonds, Series 2006A,
                 5.500%, 12/15/22

                New Jersey Transportation Trust Fund Authority,
                Transportation System Bonds, Series 2006C:
        3,040    0.000%, 12/15/28 - AMBAC Insured                                       No Opt. Call          AA            923,430
        2,000    0.000%, 12/15/32 - FSA Insured                                         No Opt. Call         AAA            474,480
        5,000    0.000%, 12/15/34 - FSA Insured                                         No Opt. Call         AAA          1,040,050

          290   Puerto Rico Convention Center District Authority,                     7/16 at 100.00        BBB+            213,011
                 Hotel Occupancy Tax Revenue Bonds, Series 2006A,
                 4.500%, 7/01/36 - CIFG Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,455   Total Tax Obligation/Limited                                                                             16,466,388
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 24.4% (15.4% OF TOTAL INVESTMENTS)

          500   Delaware River and Bay Authority, Delaware and                        1/15 at 100.00          AA            475,330
                 New Jersey, Revenue Bonds, Series 2005,
                 5.000%, 1/01/27 - MBIA Insured

          600   New Jersey Economic Development Authority,                           11/10 at 101.00           B            388,494
                 Special Facilities Revenue Bonds, Continental Airlines Inc.,
                 Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)

        2,000   New Jersey Turnpike Authority, Revenue Bonds,                         7/13 at 100.00          AA          1,976,340
                 Series 2003A, 5.000%, 1/01/19 - FGIC Insured

        1,500   New Jersey Turnpike Authority, Revenue Bonds,                           No Opt. Call         AAA          1,485,165
                 Series 2005A, 5.250%, 1/01/29 - FSA Insured

          500   Port Authority of New York and New Jersey, Consolidated               1/14 at 101.00         AA-            462,795
                 Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                 5.000%, 7/15/34

        3,000   Port Authority of New York and New Jersey, Consolidated               4/12 at 101.00         AAA          2,813,879
                 Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                 5.000%, 10/15/26 - FSA Insured

        2,000   Port Authority of New York and New Jersey, Consolidated               6/14 at 100.00          AA          1,696,780
                 Revenue Bonds, One Hundred Twenty-Seventh Series 2002,
                 5.125%, 6/15/37 - AMBAC Insured (Alternative Minimum Tax)


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                Port Authority of New York and New Jersey, Special Project
                Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
$       4,000    7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)              No Opt. Call          AA        $ 3,975,678
           50    5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)           12/08 at 101.00          AA             44,456

------------------------------------------------------------------------------------------------------------------------------------
       14,150   Total Transportation                                                                                     13,318,917
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 29.1% (18.4% OF TOTAL INVESTMENTS) (4)

        1,000   Bergen County Improvement Authority, New Jersey,                      9/12 at 101.00     N/R (4)          1,099,620
                 Revenue Bonds, Yeshiva Ktana of Passaic Project,
                 Series 2002, 6.000%, 9/15/27 (Pre-refunded 9/01/12)

        2,000   Jackson Township School District, Ocean County,                       4/12 at 100.00      AA (4)          2,128,980
                 New Jersey, General Obligation Bonds, Series 2002,
                 5.000%, 4/15/21 (Pre-refunded 4/15/12) - FGIC Insured

          175   New Jersey Educational Facilities Authority, Revenue                  7/16 at 100.00      AA (4)            188,785
                 Bonds, Kean University, Series 2005B, 5.000%, 7/01/30
                 (Pre-refunded 7/01/16) - MBIA Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Montclair State University, Series 2005F:
          800    5.000%, 7/01/17 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00      A2 (4)            862,136
          315    5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00      A2 (4)            339,466

        1,250   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00      A3 (4)          1,363,175
                 Revenue Bonds, South Jersey Hospital System,
                 Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)

        1,920   New Jersey Housing and Mortgage Finance Agency,                      11/08 at 100.75         Aaa          1,615,373
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.650%, 5/01/40 - AMBAC Insured (Alternative Minimum Tax)

          535   New Jersey Transportation Trust Fund Authority,                       6/15 at 100.00         AAA            578,693
                 Transportation System Bonds, Series 2005D,
                 5.000%, 6/15/19 (Pre-refunded 6/15/15) - FSA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          170    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA            195,843
        2,430    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA          2,711,807

          250   Newark Housing Authority, New Jersey, Port Authority                  1/14 at 100.00      AA (4)            270,810
                 Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21
                 (Pre-refunded 1/01/14) - MBIA Insured

        1,000   Puerto Rico Infrastructure Financing Authority,                      10/10 at 101.00         AAA          1,001,010
                 Special Obligation Bonds, Series 2000A, 5.500%, 10/01/40

          505   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00         AAA            538,704
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                 (Pre-refunded 2/01/12)

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        1,525    6.125%, 6/01/24 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          1,604,148
        1,250    6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,366,850

------------------------------------------------------------------------------------------------------------------------------------
       15,125   Total U.S. Guaranteed                                                                                    15,865,400
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.0% (3.2% OF TOTAL INVESTMENTS)

           95   Camden County Pollution Control Financing Authority,                 12/08 at 100.00        Baa3             95,185
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

        2,300   Guam Power Authority, Revenue Bonds, Series 1999A,                   10/09 at 101.00          AA          1,926,779
                 5.250%, 10/01/34 - MBIA Insured

          750   New Jersey Economic Development Authority, Pollution                    No Opt. Call        Baa1            718,860
                 Control Revenue Refunding Bonds, Public Service Electric
                 and Gas Company, Series 2001A, 5.000%, 3/01/12

------------------------------------------------------------------------------------------------------------------------------------
        3,145   Total Utilities                                                                                           2,740,824
------------------------------------------------------------------------------------------------------------------------------------


                                       45

NUJ

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.2% (0.7% OF TOTAL INVESTMENTS)

$         150   Guam Government Waterworks Authority, Water and                       7/15 at 100.00         Ba2        $   121,094
                 Wastewater System Revenue Bonds, Series 2005,
                 6.000%, 7/01/25

          500   North Hudson Sewerage Authority, New Jersey, Sewerage                 8/12 at 100.00         N/R            503,335
                 Revenue Refunding Bonds, Series 2002A,
                 5.250%, 8/01/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
          650   Total Water and Sewer                                                                                       624,429
------------------------------------------------------------------------------------------------------------------------------------
$     101,680   Total Investments (cost $96,425,385) - 158.5%                                                            86,433,657
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.8%                                                                      2,605,556
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (63.3)% (5)                                                    (34,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $54,539,213
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 39.9%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

NQP

Nuveen Pennsylvania Investment Quality Municipal Fund
Portfolio of INVESTMENTS
                                                    October 31, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.5% (0.3% OF TOTAL INVESTMENTS)

$       1,000   Pennsylvania Economic Development Financing Authority,                  No Opt. Call         AA-        $   906,470
                 Solid Waste Disposal Revenue Bonds, Procter & Gamble
                 Paper Project, Series 2001, 5.375%, 3/01/31
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 32.7% (19.2% OF TOTAL INVESTMENTS)

        2,000   Allegheny County Higher Education Building Authority,                 3/09 at 102.00         BBB          1,759,180
                 Pennsylvania, College Revenue Bonds, Chatham College,
                 Series 1998A, 5.250%, 9/01/18

          200   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3            160,664
                 Pennsylvania, College Revenue Refunding Bonds, Robert
                 Morris College, Series 1998A, 6.000%, 5/01/28

        3,000   Allegheny County Higher Education Building Authority,                 3/12 at 100.00         AA-          2,849,130
                 Pennsylvania, Revenue Bonds, Carnegie Mellon University,
                 Series 2002, 5.125%, 3/01/32

        1,235   Allegheny County Higher Education Building Authority,                 2/16 at 100.00        Baa3            870,514
                 Pennsylvania, Revenue Bonds, Robert Morris University,
                 Series 2006A, 4.750%, 2/15/26

        2,000   Chester County Industrial Development Authority,                      1/12 at 100.00          AA          1,870,680
                 Pennsylvania, Educational Facilities Revenue Bonds,
                 Westtown School, Series 2002, 5.000%, 1/01/26 -
                 AMBAC Insured

        3,000   Delaware County Authority, Pennsylvania, Revenue Bonds,              11/10 at 101.00          AA          3,026,490
                 Haverford College, Series 2000, 5.750%, 11/15/29

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:
        1,710    5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00          AA          1,662,924
          840    5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00          AA            810,634

                Erie Higher Education Building Authority, Pennsylvania,
                College Revenue Bonds, Gannon University, Series 2007-GG3:
          790    5.000%, 5/01/32 - RAAI Insured                                       5/17 at 100.00        BBB+            612,100
          250    5.000%, 5/01/35 - RAAI Insured                                       5/17 at 100.00        BBB+            188,655

        1,000   Harveys Lake General Municipal Authority, Pennsylvania,              11/09 at 100.00         N/R            906,480
                 College Revenue Bonds, College of Misericordia Project,
                 Series 1999, 6.000%, 5/01/19 - ACA Insured

                Indiana County Industrial Development Authority, Pennsylvania,
                Revenue Bonds, Student Cooperative Association Inc./Indiana
                University of Pennsylvania - Student Union Project, Series 1999B:
          815    0.000%, 11/01/15 - AMBAC Insured                                       No Opt. Call          AA            575,537
          815    0.000%, 11/01/16 - AMBAC Insured                                       No Opt. Call          AA            539,579
          815    0.000%, 11/01/17 - AMBAC Insured                                       No Opt. Call          AA            504,884
          815    0.000%, 11/01/18 - AMBAC Insured                                       No Opt. Call          AA            467,223
          815    0.000%, 11/01/19 - AMBAC Insured                                       No Opt. Call          AA            435,601

        1,515   Montgomery County Higher Education and Health                         4/16 at 100.00          A3          1,167,232
                 Authority, Pennsylvania, Revenue Bonds, Arcadia
                 University, Series 2006, 4.500%, 4/01/30 - RAAI Insured

          355   New Wilmington, Pennsylvania, Revenue, Westminster                    5/17 at 100.00        BBB+            278,221
                 College, Series 2007G, 5.125%, 5/01/33 - RAAI Insured

        8,000   Pennsylvania Higher Education Assistance Agency, Capital             11/11 at 100.00          AA          6,852,160
                 Acquisition Revenue Refunding Bonds, Series 2001,
                 5.000%, 12/15/30 - MBIA Insured

        5,000   Pennsylvania Higher Educational Facilities Authority,                 6/12 at 100.00         Aa3          5,017,800
                 General Revenue Bonds, State System of Higher Education,
                 Series 2002W, 5.000%, 6/15/19 - AMBAC Insured

        4,600   Pennsylvania Higher Educational Facilities Authority,                 6/18 at 100.00         Aa3          4,216,130
                 General Revenue Bonds, State System of Higher Education,
                 Series 2008AH, 5.000%, 6/15/33


                                       47

NQP

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       1,435   Pennsylvania Higher Educational Facilities Authority,                 5/16 at 100.00          A-        $ 1,170,271
                 Revenue Bonds, Allegheny College, Series 2006,
                 4.750%, 5/01/31

        2,650   Pennsylvania Higher Educational Facilities Authority,                11/17 at 100.00          AA          2,376,467
                 Revenue Bonds, Drexel University, Series 2007A,
                 5.000%, 5/01/37 - MBIA Insured

        5,000   Pennsylvania Higher Educational Facilities Authority,                 7/11 at 100.00        BBB+          4,068,250
                 Revenue Bonds, Moravian College, Series 2001,
                 5.375%, 7/01/31 - RAAI Insured

        3,870   Pennsylvania Higher Educational Facilities Authority,                 4/16 at 100.00          AA          3,817,058
                 Revenue Bonds, Temple University, First Series of 2006,
                 5.000%, 4/01/21 - MBIA Insured

          320   Pennsylvania Higher Educational Facilities Authority,                 1/13 at 100.00          A1            313,811
                 Revenue Bonds, Thomas Jefferson University, Series 2002,
                 5.000%, 1/01/20

        2,000   Pennsylvania Higher Educational Facilities Authority,                 7/15 at 100.00         AA+          1,800,480
                 Revenue Bonds, University of Pennsylvania,
                 Series 2005C, 5.000%, 7/15/38

        2,945   Pennsylvania Higher Educational Facilities Authority,                 7/13 at 100.00          A-          2,833,561
                 Revenue Bonds, Ursinus College, Series 2003,
                 5.375%, 1/01/20 - RAAI Insured

          785   Pennsylvania Higher Educational Facilities Authority,                11/15 at 100.00           A            733,112
                 Revenue Bonds, York College Project, Series 2005EE1,
                 5.250%, 11/01/27 - SYNCORA GTY Insured

        6,500   Pennsylvania State University, General Revenue Bonds,                 9/15 at 100.00          AA          6,200,155
                 Series 2005, 5.000%, 9/01/29 (UB)

                Philadelphia Authority for Industrial Development, Pennsylvania,
                Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
          510    5.250%, 1/01/27                                                      1/17 at 100.00         BBB            538,902
          860    5.375%, 1/01/32                                                      1/17 at 100.00         BBB            916,038

        2,830   Swarthmore Borough Authority, Pennsylvania, Swarthmore               12/08 at 100.00         AAA          2,830,000
                 College Revenue Bonds, Series 1998, 5.000%, 9/15/28

        1,665   Union County, Higher Education Facilities Financing                   4/13 at 100.00         Aa2          1,711,420
                 Authority, Pennsylvania, Revenue Bonds, Bucknell
                 University, Series 2002A, 5.250%, 4/01/18

------------------------------------------------------------------------------------------------------------------------------------
       70,940   Total Education and Civic Organizations                                                                  64,081,343
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 14.0% (8.2% OF TOTAL INVESTMENTS)

                Allegheny County Hospital Development Authority,
                Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                Series 2005A:
        1,150    5.000%, 4/01/25                                                      4/15 at 100.00        Baa2            841,858
        1,555    5.125%, 4/01/35                                                      4/15 at 100.00        Baa2          1,033,064

        1,115   Erie County Hospital Authority, Pennsylvania, Revenue                11/12 at 100.00          AA          1,135,215
                 Bonds, Hamot Health Foundation, Series 2002,
                 5.250%, 11/01/15 - AMBAC Insured

          280   Erie County Hospital Authority, Pennsylvania, Revenue                11/17 at 100.00          A-            228,292
                 Bonds, Hamot Health Foundation, Series 2007,
                 5.000%, 11/01/37 - CIFG Insured

        1,890   Lancaster County Hospital Authority, Pennsylvania,                    3/17 at 100.00         AA-          1,689,547
                 Hospital Revenue Bonds, The Lancaster General Hospital
                 Project, Series 2007A, 5.000%, 3/15/26

          250   Lebanon County Health Facilities Authority, Pennsylvania,            11/12 at 101.00         BBB            220,675
                 Revenue Bonds, Good Samaritan Hospital Project,
                 Series 2002, 5.800%, 11/15/22

        3,280   Lehigh County General Purpose Authority, Pennsylvania,                7/18 at 100.00         AAA          2,941,701
                 Hospital Revenue Bonds, Lehigh Valley Health Network,
                 Series 2008A, 5.000%, 7/01/33 - FSA Insured

        1,250   Lehigh County General Purpose Authority, Pennsylvania,               11/14 at 100.00           A          1,134,888
                 Revenue Bonds, Good Shepherd Group, Series 2004A,
                 5.500%, 11/01/24

        5,345   Lehigh County General Purpose Authority, Pennsylvania,               11/17 at 100.00         AAA          4,954,975
                 Revenue Bonds, Good Shepherd Group, Series 2007,
                 5.000%, 11/01/30 - AGC Insured

          710   Monroe County Hospital Authority, Pennsylvania, Hospital              1/17 at 100.00          A-            512,712
                 Revenue Bonds, Pocono Medical Center, Series 2007,
                 5.125%, 1/01/37


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       9,000   Pennsylvania Higher Educational Facilities Authority,                 1/11 at 101.00         AA-        $ 8,565,120
                 Revenue Bonds, UPMC Health System, Series 2001A,
                 6.000%, 1/15/31

        1,615   Sayre Health Care Facility Authority, Pennsylvania,                   7/12 at 100.00          AA          1,586,754
                 Revenue Bonds, Latrobe Area Hospital, Series 2002A,
                 5.250%, 7/01/13 - AMBAC Insured

        1,060   Sayre Healthcare Facility Authority, Pennsylvania,                   12/17 at 100.00           A            545,900
                 Revenue Bonds, Guthrie Healthcare System,
                 Series 2007, 4.263%, 12/01/31 - AMBAC Insured

                Southcentral Pennsylvania General Authority, Revenue
                Bonds, Hanover Hospital Inc., Series 2005:
          525    5.000%, 12/01/27 - RAAI Insured                                     12/15 at 100.00          A3            390,327
          370    5.000%, 12/01/29 - RAAI Insured                                     12/15 at 100.00          A3            266,615

        1,500   West Shore Area Hospital Authority, Cumberland County,                1/12 at 100.00         BBB          1,274,940
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                 of the Sisters of Christian Charity Project, Series 2001,
                 6.250%, 1/01/32

------------------------------------------------------------------------------------------------------------------------------------
       30,895   Total Health Care                                                                                        27,322,583
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.6% (2.1% OF TOTAL INVESTMENTS)

        5,000   Pennsylvania Higher Educational Facilities Authority,                 7/17 at 100.00        BBB-          3,587,250
                 Revenue Bonds, Slippery Rock University Foundation Inc.,
                 Series 2007A, 5.000%, 7/01/39 - SYNCORA GTY Insured

        3,300   Pennsylvania Higher Educational Facilities Authority,                 7/15 at 100.00        BBB-          2,558,028
                 Revenue Bonds, Slippery Rock University Foundation Inc.,
                 Student Housing Project, Series 2005A, 5.000%, 7/01/37 -
                 SYNCORA GTY Insured

          800   Philadelphia Authority for Industrial Development,                    5/15 at 102.00        Baa2            596,600
                 Pennsylvania, Multifamily Housing Revenue Bonds,
                 Presbyterian Homes Germantown - Morrisville Project,
                 Series 2005A, 5.625%, 7/01/35

          260   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               2/09 at 100.00          A2            260,138
                 Mortgage Revenue Bonds, Series 1992C, 7.125%, 8/01/13
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,360   Total Housing/Multifamily                                                                                 7,002,016
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 9.4% (5.6% OF TOTAL INVESTMENTS)

        9,000   Pennsylvania Housing Finance Agency, Single Family                   10/15 at 100.00         AA+          6,476,940
                 Mortgage Revenue Bonds, Series 1995A,
                 4.900%, 10/01/37 (Alternative Minimum Tax)

        2,665   Pennsylvania Housing Finance Agency, Single Family                    4/15 at 100.00         AA+          2,130,401
                 Mortgage Revenue Bonds, Series 2006-93A,
                 4.950%, 10/01/26 (Alternative Minimum Tax)

        3,495   Pennsylvania Housing Finance Agency, Single Family                   10/15 at 100.00         AA+          2,652,216
                 Mortgage Revenue Bonds, Series 2006-94A,
                 5.150%, 10/01/37 (Alternative Minimum Tax)

        1,355   Pennsylvania Housing Finance Agency, Single Family                   10/16 at 100.00         AA+          1,006,426
                 Mortgage Revenue Bonds, Series 2007-97A,
                 4.600%, 10/01/27 (Alternative Minimum Tax)

        2,130   Pennsylvania Housing Finance Agency, Single Family                   10/16 at 100.00         AA+          1,572,877
                 Mortgage Revenue Bonds, Series 2007-98A,
                 4.850%, 10/01/31 (Alternative Minimum Tax)

        2,150   Pennsylvania Housing Finance Agency, Single Family                   10/17 at 100.00         AA+          1,902,535
                 Mortgage Revenue Bonds, Series 2008-103-C,
                 5.450%, 10/01/38

          960   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               4/09 at 100.00         AAA            967,814
                 Mortgage Revenue Bonds, Series 1997A,
                 6.250%, 10/01/28 (Alternative Minimum Tax)

        2,140   Pittsburgh Urban Redevelopment Authority, Pennsylvania,              10/11 at 100.00         AAA          1,755,292
                 Mortgage Revenue Bonds, Series 2001B,
                 5.450%, 10/01/32 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       23,895   Total Housing/Single Family                                                                              18,464,501
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 4.7% (2.8% OF TOTAL INVESTMENTS)

        5,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A2          3,996,100
                 Exempt Facilities Revenue Bonds, Amtrak Project,
                 Series 2001A, 6.375%, 11/01/41 (Alternative Minimum Tax)

        5,000   Pennsylvania Industrial Development Authority,                          No Opt. Call          AA          5,254,900
                 Economic Development Revenue Bonds, Series 2002,
                 5.500%, 7/01/12 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,000   Total Industrials                                                                                         9,251,000
------------------------------------------------------------------------------------------------------------------------------------


                                       49

NQP

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.5% (1.5% OF TOTAL INVESTMENTS)

$       1,330   Cumberland County Municipal Authority, Pennsylvania,                  1/17 at 100.00         N/R        $   927,941
                 Revenue Bonds, Diakon Lutheran Social Ministries,
                 Series 2007, 5.000%, 1/01/36

        1,500   Cumberland County Municipal Authority, Pennsylvania,                 12/12 at 100.00        BBB+          1,128,330
                 Revenue Bonds, Presbyterian Homes Inc., Series 2003A,
                 5.000%, 12/01/26 - RAAI Insured

                Lancaster County Hospital Authority, Pennsylvania, Health
                Center Revenue Bonds, Masonic Homes Project, Series 2006:
        1,550    5.000%, 11/01/26                                                    11/16 at 100.00          A+          1,250,432
          415    5.000%, 11/01/36                                                    11/16 at 100.00          A+            305,693

        1,500   Philadelphia Authority for Industrial Development,                    7/11 at 101.00          AA          1,291,860
                 Pennsylvania, Revenue Bonds, Philadelphia Corporation
                 for the Aging Project, Series 2001B, 5.250%, 7/01/26 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,295   Total Long-Term Care                                                                                      4,904,256
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)

        1,260   Bradford County Industrial Development Authority,                    12/15 at 100.00         BBB            943,488
                 Pennsylvania, Solid Waste Disposal Revenue Bonds,
                 International Paper Company, Series 2005B,
                 5.200%, 12/01/19 (Alternative Minimum Tax)

        1,750   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R          1,065,435
                 Exempt Facilities Revenue Bonds, National Gypsum
                 Company, Series 1997B, 6.125%, 11/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,010   Total Materials                                                                                           2,008,923
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 27.7% (16.3% OF TOTAL INVESTMENTS)

        1,800   Allegheny County, Pennsylvania, General Obligation Bonds,             5/11 at 100.00           A          1,803,762
                 Series 2000C-53, 5.250%, 11/01/20 - FGIC Insured

        6,000   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         Aa2          6,360,540
                 Local Government Revenue Bonds, Series 2002,
                 5.750%, 7/01/17

        7,350   Erie City School District, Erie County, Pennsylvania, General           No Opt. Call          AA          1,865,430
                 Obligation Bonds, Series 2000, 0.000%, 9/01/30 -
                 AMBAC Insured

        1,000   Montgomery County, Pennsylvania, General Obligation                   7/09 at 100.00         Aaa          1,000,820
                 Bonds, Series 1999, 5.000%, 7/15/24

        5,000   Pennsylvania Public School Building Authority, Lease                 12/16 at 100.00         AAA          4,326,800
                 Revenue Bonds, School District of Philadelphia,
                 Series 2006B, 5.000%, 6/01/33 - FSA Insured (UB)

        4,830   Pennsylvania State, General Obligation Bonds, Series 2007,            3/17 at 100.00          AA          4,064,590
                 Residuals 1986, 10.386%, 3/01/27 (IF)

        1,500   Pennsylvania, General Obligation Bonds, First Series 2006,           10/16 at 100.00          AA          1,559,055
                 5.000%, 10/01/18

          500   Pennsylvania, General Obligation Bonds, Second Series 2005,           1/16 at 100.00          AA            519,485
                 5.000%, 1/01/18

        1,500   Philadelphia School District, Pennsylvania, General Obligation          No Opt. Call         Aa3          1,365,075
                 Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC Insured

        4,135   Pine-Richland School District, Pennsylvania, School                   7/15 at 100.00         AAA          3,755,821
                 Improvement General Obligation Bonds, Series 2005,
                 5.000%, 7/15/35 - FSA Insured

        3,000   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          3,263,940
                 General Obligation Refunding Bonds, Series 2002A,
                 5.500%, 9/01/15 - FSA Insured

        1,070   Schuylkill Valley School District, Berks County, Pennsylvania,        4/16 at 100.00          A1          1,029,468
                 General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 -
                 FGIC Insured

          445   State Public School Building Authority, Pennsylvania,                11/13 at 100.00         N/R            437,600
                 School Revenue Bonds, Conneaut School District,
                 Series 2003, 5.250%, 11/01/21 - FGIC Insured

       21,000   State Public School Building Authority, Pennsylvania,                   No Opt. Call         AAA         21,507,360
                 Lease Revenue Bonds, Philadelphia School District,
                 Series 2003, 5.500%, 6/01/28 - FSA Insured (UB)

        1,465   Stroudsburg Area School District, Monroe County,                      4/12 at 100.00         AAA          1,485,583
                 Pennsylvania, General Obligation Bonds, Series 2001A,
                 5.000%, 4/01/18 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       60,595   Total Tax Obligation/General                                                                             54,345,329
------------------------------------------------------------------------------------------------------------------------------------


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.3% (6.0% OF TOTAL INVESTMENTS)

$       3,500   Allegheny County Port Authority, Pennsylvania, Special                3/11 at 101.00          AA        $ 3,095,470
                 Transportation Revenue Bonds, Series 2001, 5.000%, 3/01/29 -
                 FGIC Insured

        8,725   Pennsylvania Intergovernmental Cooperative Authority,                 6/09 at 100.00          AA          8,198,097
                 Special Tax Revenue Refunding Bonds, Philadelphia Funding
                 Program, Series 1999, 4.750%, 6/15/23 - FGIC Insured

        2,140   Pennsylvania Turnpike Commission, Oil Franchise Tax                  12/18 at 100.00          AA          1,955,425
                 Senior Lien Revenue Bonds, Series 2003A,
                 5.000%, 12/01/32 - MBIA Insured

        2,700   Philadelphia Municipal Authority, Pennsylvania, Lease                11/13 at 100.00         AAA          2,767,095
                 Revenue Bonds, Series 2003B, 5.250%, 11/15/17 -
                 FSA Insured

        4,000   Pittsburgh and Allegheny Counties Public Auditorium                   8/09 at 101.00          AA          3,466,840
                 Authority, Pennsylvania, Sales Tax Revenue Bonds,
                 Regional Asset District, Series 1999, 5.000%, 2/01/29 -
                 AMBAC Insured

        3,140   Puerto Rico Infrastructure Financing Authority, Special                 No Opt. Call        BBB+            638,927
                 Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,205   Total Tax Obligation/Limited                                                                             20,121,854
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 13.2% (7.8% OF TOTAL INVESTMENTS)

          630   Delaware River Joint Toll Bridge Commission, New Jersey               7/13 at 100.00          A2            641,554
                 and Pennsylvania, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        2,035   Lehigh-Northampton Airport Authority, Pennsylvania,                   5/10 at 100.00          A2          1,818,537
                 Airport Revenue Bonds, Lehigh Valley Airport System,
                 Series 2000A, 6.000%, 5/15/30 - MBIA Insured
                 (Alternative Minimum Tax)

        5,400   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00         BBB          4,675,644
                 Revenue Bonds, Amtrak 30th Street Station Parking
                 Garage, Series 2002, 5.800%, 6/01/23 - ACA Insured
                 (Alternative Minimum Tax)

        2,200   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/11 at 101.00          AA          2,049,608
                 Series 2001R, 5.000%, 12/01/30 - AMBAC Insured

                Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,
                Series 2006A:
        3,820    5.000%, 12/01/22 - AMBAC Insured                                     6/16 at 100.00          AA          3,747,955
        2,930    5.000%, 12/01/24 - AMBAC Insured                                     6/16 at 100.00          AA          2,835,508

        5,000   Philadelphia Airport System, Pennsylvania, Revenue Bonds,             6/11 at 101.00          A+          3,946,750
                 Series 2001B, 5.250%, 6/15/31 - FGIC Insured
                 (Alternative Minimum Tax)

        3,600   Philadelphia Airport System, Pennsylvania, Revenue Bonds,             6/15 at 100.00          AA          2,525,400
                 Series 2005A, 4.750%, 6/15/35 - MBIA Insured
                 (Alternative Minimum Tax)

        3,250   Philadelphia Parking Authority, Pennsylvania, Airport Parking         9/09 at 101.00         AAA          3,087,923
                 Revenue Bonds, Series 1999, 5.250%, 9/01/29 - FSA Insured

          800   Scranton Parking Authority, Pennsylvania, Guaranteed Parking          9/13 at 100.00          AA            618,064
                 Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,665   Total Transportation                                                                                     25,946,943
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 36.4% (21.4% OF TOTAL INVESTMENTS) (4)

        3,550   Allegheny County, Pennsylvania, General Obligation Bonds,             5/11 at 100.00      A+ (4)          3,767,615
                 Series 2000C-52, 5.250%, 11/01/23
                 (Pre-refunded 5/01/11) - FGIC Insured

        1,320   Allegheny County, Pennsylvania, General Obligation                    5/11 at 100.00       A (4)          1,400,916
                 Refunding Bonds, Series 2000C-53, 5.250%, 11/01/20
                 (Pre-refunded 5/01/11) - FGIC Insured

                Delaware County Regional Water Quality Control Authority,
                Pennsylvania, Sewerage Revenue Bonds, Series 2001:
        5,325    5.100%, 5/01/20 (Pre-refunded 11/01/11) - FGIC Insured              11/11 at 100.00      A3 (4)          5,674,746
        1,465    5.100%, 5/01/21 (Pre-refunded 11/01/11) - FGIC Insured              11/11 at 100.00      A3 (4)          1,561,221

        1,400   Delaware County Regional Water Quality Control Authority,             5/14 at 100.00      A2 (4)          1,520,302
                 Pennsylvania, Sewerage Revenue Bonds, Series 2004,
                 5.250%, 5/01/20 (Pre-refunded 5/01/14) - MBIA Insured

        5,000   Erie, Pennsylvania, Water Authority, Water Revenue Bonds,            12/11 at 100.00      AA (4)          5,350,750
                 Series 2001A, 5.200%, 12/01/30 (Pre-refunded 12/01/11) -
                 MBIA Insured


                                       51

NQP

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       6,275   Hempfield Area School District, Westmoreland County,                  2/12 at 100.00       A (4)        $ 6,736,087
                 Pennsylvania, General Obligation Bonds, Series 2002,
                 5.375%, 2/15/18 (Pre-refunded 2/15/12) - FGIC Insured

        1,125   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00         AAA          1,230,953
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)

          680   Pennsylvania Higher Educational Facilities Authority,                 1/13 at 100.00      A1 (4)            727,498
                 Revenue Bonds, Thomas Jefferson University, Series 2002,
                 5.000%, 1/01/20 (Pre-refunded 1/01/13)

       10,935   Philadelphia Authority for Industrial Development,                   10/11 at 101.00         AAA         11,747,358
                 Pennsylvania, Lease Revenue Bonds, Series 2001B,
                 5.250%, 10/01/30 (Pre-refunded 10/01/11) - FSA Insured

          690   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         Aaa            802,808
                 Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

        2,500   Philadelphia School District, Pennsylvania, General Obligation        8/12 at 100.00     Aa3 (4)          2,725,250
                 Bonds, Series 2002B, 5.625%, 8/01/18
                 (Pre-refunded 8/01/12) - FGIC Insured

                Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 2001A:
        5,525    5.375%, 11/01/20 (Pre-refunded 11/01/12) - FGIC Insured             11/12 at 100.00      A- (4)          5,998,327
        3,185    5.000%, 11/01/31 (Pre-refunded 11/01/12) - FGIC Insured             11/12 at 100.00      A- (4)          3,413,237

        1,090   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               5/09 at 100.00      A1 (4)          1,114,209
                 Tax Increment Financing District Bonds, Center Triangle
                 Project, Series 1999A, 6.100%, 5/01/19
                 (Pre-refunded 5/01/09)

        6,100   Plum Borough School District, Allegheny County, Pennsylvania,         9/11 at 100.00      AA (4)          6,454,776
                 General Obligation Bonds, Series 2001, 5.250%, 9/15/30
                 (Pre-refunded 9/15/11) - FGIC Insured

          960   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00      A1 (4)          1,050,643
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.375%, 11/15/34 (Pre-refunded 11/15/14)

        2,000   Sto Rox School District, Allegheny County, Pennsylvania,             12/10 at 100.00      AA (4)          2,136,560
                 General Obligation Bonds, Series 2000, 5.800%, 6/15/30
                 (Pre-refunded 12/15/10) - MBIA Insured

        3,000   Warrington Township Municipal Authority, Bucks County,               11/15 at 100.00     N/R (4)          3,498,120
                 Pennsylvania, Water and Sewer Revenue Bonds, Series 1991,
                 7.100%, 12/01/21 (Pre-refunded 11/15/15) - FGIC Insured

        3,775   West View Borough Municipal Authority, Allegheny County,                No Opt. Call         AAA          4,522,563
                 Pennsylvania, Special Obligation Bonds, Series 1985A,
                 9.500%, 11/15/14 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       65,900   Total U.S. Guaranteed                                                                                    71,433,939
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.0% (4.1% OF TOTAL INVESTMENTS)

        1,250   Allegheny County Industrial Development Authority,                      No Opt. Call         Aa3          1,232,038
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 Duquesne Light Company, Series 1999A,
                 4.350%, 12/01/13 - AMBAC Insured

        1,210   Carbon County Industrial Development Authority,                         No Opt. Call        BBB-          1,222,463
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Panther Creek Partners Project, Series 2000,
                 6.650%, 5/01/10 (Alternative Minimum Tax)

        1,430   Lehigh County Industrial Development Authority,                       2/15 at 100.00          A-          1,225,910
                 Pennsylvania, Pollution Control Revenue Bonds,
                 Pennsylvania Power and Light Company, Series 2005,
                 4.750%, 2/15/27 - FGIC Insured

          700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  9/14 at 100.00         AAA            648,487
                 General Ordinance, Fifth Series 2004A-1,
                 5.000%, 9/01/26 - FSA Insured

        2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/13 at 100.00         AAA          2,033,220
                 General Ordinance, Seventeenth Series 2003,
                 5.375%, 7/01/19 - FSA Insured

        5,490   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                 10/17 at 100.00          AA          4,368,228
                 Seventh Series, 2007, 5.000%, 10/01/37 - AMBAC Insured

        3,700   York County Industrial Development Authority,                         3/12 at 101.00        Baa1          3,013,539
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 PSEG Power Project, Series 2001A, 5.500%, 9/01/20

------------------------------------------------------------------------------------------------------------------------------------
       15,780   Total Utilities                                                                                          13,743,885
------------------------------------------------------------------------------------------------------------------------------------


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.0% (4.1% OF TOTAL INVESTMENTS)

$       2,100   Allegheny County Sanitary Authority, Pennsylvania,                   12/15 at 100.00          AA        $ 1,960,665
                 Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 -
                 MBIA Insured

        2,205   Bethlehem Authority, Northampton and Lehigh Counties,                11/14 at 100.00         AAA          2,156,975
                 Pennsylvania, Guaranteed Water Revenue Bonds,
                 Series 2004, 5.000%, 11/15/20 - FSA Insured

        5,000   Delaware County Industrial Development Authority,                    10/12 at 100.00          AA          4,026,950
                 Pennsylvania, Water Facilities Revenue Bonds, Philadelphia
                 Water Company, Series 2001, 5.350%, 10/01/31 -
                 AMBAC Insured (Alternative Minimum Tax)

        2,000   Harrisburg Authority, Dauphin County, Pennsylvania,                   7/14 at 100.00         AAA          1,941,900
                 Water Revenue Refunding Bonds, Series 2004,
                 5.000%, 7/15/22 - FSA Insured

        1,815   Philadelphia, Pennsylvania, Water and Wastewater                     11/12 at 100.00          A-          1,579,976
                 Revenue Bonds, Series 2001A, 5.000%, 11/01/31 -
                 FGIC Insured

        2,150   Philadelphia, Pennsylvania, Water and Wastewater                      7/15 at 100.00         AAA          2,093,198
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/23 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,270   Total Water and Sewer                                                                                    13,759,664
------------------------------------------------------------------------------------------------------------------------------------
$     366,810   Total Investments (cost $362,178,614) - 170.0%                                                          333,292,706
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (10.9)%                                                                     (21,310,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 8.2%                                                                     16,098,261
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (67.3)% (5)                                                   (132,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $196,080,967
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 39.6%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NPY

Nuveen Pennsylvania Premium Income Municipal Fund 2
Portfolio of INVESTMENTS
                                                    October 31, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 24.1% (15.1% OF TOTAL INVESTMENTS)

$       1,045   Allegheny County Higher Education Building Authority,                 5/09 at 102.00         N/R        $   745,649
                 Pennsylvania, College Revenue Bonds, Thiel College,
                 Series 1999A, 5.375%, 11/15/29 - ACA Insured

          200   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3            160,664
                 Pennsylvania, College Revenue Refunding Bonds,
                 Robert Morris College, Series 1998A, 6.000%, 5/01/28

        1,245   Allegheny County Higher Education Building Authority,                 3/14 at 100.00          A-          1,233,036
                 Pennsylvania, Revenue Bonds, Duquesne University,
                 Series 2004A, 5.000%, 3/01/19 - FGIC Insured

        1,140   Allegheny County Higher Education Building Authority,                 2/16 at 100.00        Baa3            803,552
                 Pennsylvania, Revenue Bonds, Robert Morris University,
                 Series 2006A, 4.750%, 2/15/26

        3,000   Chester County Health and Education Facilities Authority,             4/09 at 102.00         BB+          2,221,650
                 Pennsylvania, College Revenue Bonds, Immaculata
                 College, Series 1998, 5.625%, 10/15/27

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:
        1,565    5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00          AA          1,521,916
          770    5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00          AA            743,081

                Delaware County Authority, Pennsylvania, Revenue Refunding
                Bonds, Villanova University, Series 2003:
        1,705    5.250%, 8/01/19 - FGIC Insured                                       8/13 at 100.00          AA          1,714,105
        1,350    5.250%, 8/01/20 - FGIC Insured                                       8/13 at 100.00          AA          1,345,208
        1,000    5.250%, 8/01/21 - FGIC Insured                                       8/13 at 100.00          AA            983,500

                Erie Higher Education Building Authority, Pennsylvania,
                College Revenue Bonds, Gannon University, Series 2007-GG3:
          725    5.000%, 5/01/32 - RAAI Insured                                       5/17 at 100.00        BBB+            561,737
          250    5.000%, 5/01/35 - RAAI Insured                                       5/17 at 100.00        BBB+            188,655

        3,060   Indiana County Industrial Development Authority,                     11/14 at 100.00          AA          2,783,223
                 Pennsylvania, Revenue Bonds, Student Cooperative
                 Association Inc./Indiana University of Pennsylvania - Student
                 Union Project, Series 2004, 5.000%, 11/01/24 - AMBAC Insured

        1,575   Montgomery County Higher Education and Health Authority,              4/16 at 100.00          A3          1,213,459
                 Pennsylvania, Revenue Bonds, Arcadia University,
                 Series 2006, 4.500%, 4/01/30 - RAAI Insured

          325   New Wilmington, Pennsylvania, Revenue, Westminster                    5/17 at 100.00        BBB+            254,709
                 College, Series 2007G, 5.125%, 5/01/33 - RAAI Insured

        4,085   Pennsylvania Higher Educational Facilities Authority,                 6/12 at 100.00         Aa3          4,099,543
                 General Revenue Bonds, State System of Higher
                 Education, Series 2002W, 5.000%, 6/15/19 - AMBAC Insured

        4,200   Pennsylvania Higher Educational Facilities Authority,                 6/18 at 100.00         Aa3          3,849,510
                 General Revenue Bonds, State System of Higher Education,
                 Series 2008AH, 5.000%, 6/15/33

        1,285   Pennsylvania Higher Educational Facilities Authority,                 5/16 at 100.00          A-          1,047,943
                 Revenue Bonds, Allegheny College, Series 2006,
                 4.750%, 5/01/31

        2,420   Pennsylvania Higher Educational Facilities Authority,                11/17 at 100.00          AA          2,170,208
                 Revenue Bonds, Drexel University, Series 2007A,
                 5.000%, 5/01/37 - MBIA Insured

        3,000   Pennsylvania Higher Educational Facilities Authority,                 4/16 at 100.00          AA          2,958,960
                 Revenue Bonds, Temple University, First Series of 2006,
                 5.000%, 4/01/21 - MBIA Insured

        1,845   Pennsylvania Higher Educational Facilities Authority,                 1/13 at 100.00          A1          1,636,589
                 Revenue Bonds, Thomas Jefferson University,
                 Series 2002, 5.000%, 1/01/32

        2,000   Pennsylvania Higher Educational Facilities Authority,                 7/15 at 100.00         AA+          1,800,480
                 Revenue Bonds, University of Pennsylvania,
                 Series 2005C, 5.000%, 7/15/38


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       1,310   Pennsylvania Higher Educational Facilities Authority,                 7/13 at 100.00          A-        $ 1,226,671
                 Revenue Bonds, Ursinus College, Series 2003,
                 5.500%, 1/01/24 - RAAI Insured

          800   Pennsylvania Higher Educational Facilities Authority,                11/15 at 100.00           A            747,120
                 Revenue Bonds, York College Project, Series 2005EE1,
                 5.250%, 11/01/27 - SYNCORA GTY Insured

        1,000   Pennsylvania Higher Educational Facilities Authority,                 5/15 at 100.00          A3            791,380
                 University of the Sciences in Philadelphia Revenue Bonds,
                 Series 2005, 4.750%, 11/01/33 - SYNCORA GTY Insured

        3,105   Pennsylvania State University, General Revenue Bonds,                 8/16 at 100.00          AA          2,422,397
                 Tender Option Bond Trust 3214, 10.747%, 8/15/36 (IF)

                Philadelphia Authority for Industrial Development,
                Pennsylvania, Revenue Bonds, Franklin Towne
                Charter High School, Series 2006A:
          470    5.250%, 1/01/27                                                      1/17 at 100.00         BBB            496,635
          790    5.375%, 1/01/32                                                      1/17 at 100.00         BBB            841,476

        1,545   State Public School Building Authority, Pennsylvania,                 5/15 at 100.00         Aa3          1,582,003
                 College Revenue Bonds, Montgomery County Community
                 College, Series 2005, 5.000%, 5/01/18 - AMBAC Insured

          750   Union County, Higher Education Facilities Financing Authority,        4/13 at 100.00         Aa2            767,153
                 Pennsylvania, Revenue Bonds, Bucknell University,
                 Series 2002A, 5.250%, 4/01/19

------------------------------------------------------------------------------------------------------------------------------------
       47,560   Total Education and Civic Organizations                                                                  42,912,212
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 13.8% (8.7% OF TOTAL INVESTMENTS)

                Allegheny County Hospital Development Authority,
                Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                Series 2005A:
        1,150    5.000%, 4/01/25                                                      4/15 at 100.00        Baa2            841,858
        1,455    5.125%, 4/01/35                                                      4/15 at 100.00        Baa2            966,629

        1,230   Erie County Hospital Authority, Pennsylvania, Revenue                11/12 at 100.00          AA          1,244,711
                 Bonds, Hamot Health Foundation, Series 2002,
                 5.250%, 11/01/16 - AMBAC Insured

          395   Erie County Hospital Authority, Pennsylvania, Revenue                11/17 at 100.00          A-            322,055
                 Bonds, Hamot Health Foundation, Series 2007,
                 5.000%, 11/01/37 - CIFG Insured

        1,885   Lancaster County Hospital Authority, Pennsylvania,                    3/17 at 100.00         AA-          1,685,077
                 Hospital Revenue Bonds, The Lancaster General Hospital
                 Project, Series 2007A, 5.000%, 3/15/26

        5,000   Lebanon County Health Facilities Authority, Pennsylvania,            11/12 at 101.00         BBB          4,237,300
                 Revenue Bonds, Good Samaritan Hospital Project,
                 Series 2002, 5.900%, 11/15/28

        2,990   Lehigh County General Purpose Authority, Pennsylvania,                7/18 at 100.00         AAA          2,681,611
                 Hospital Revenue Bonds, Lehigh Valley Health Network,
                 Series 2008A, 5.000%, 7/01/33 - FSA Insured

        1,250   Lehigh County General Purpose Authority, Pennsylvania,               11/14 at 100.00           A          1,134,888
                 Revenue Bonds, Good Shepherd Group, Series 2004A,
                 5.500%, 11/01/24

        4,505   Lehigh County General Purpose Authority, Pennsylvania,               11/17 at 100.00         AAA          4,176,270
                 Revenue Bonds, Good Shepherd Group, Series 2007,
                 5.000%, 11/01/30 - AGC Insured

          650   Monroe County Hospital Authority, Pennsylvania, Hospital              1/17 at 100.00          A-            469,385
                 Revenue Bonds, Pocono Medical Center, Series 2007,
                 5.125%, 1/01/37

                Pottsville Hospital Authority, Pennsylvania, Hospital Revenue
                Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
        2,000    5.500%, 7/01/18                                                      1/09 at 100.00         BB-          1,573,760
        2,000    5.625%, 7/01/24                                                      1/09 at 100.00         BB-          1,450,940

                Sayre Health Care Facility Authority, Pennsylvania, Revenue
                Bonds, Latrobe Area Hospital, Series 2002A:
        1,700    5.250%, 7/01/14 - AMBAC Insured                                      7/12 at 100.00          AA          1,649,663
        1,200    5.250%, 7/01/15 - AMBAC Insured                                      7/12 at 100.00          AA          1,148,496

          970   Sayre Healthcare Facility Authority, Pennsylvania, Revenue           12/17 at 100.00           A            499,550
                 Bonds, Guthrie Healthcare System, Series 2007,
                 4.263%, 12/01/31 - AMBAC Insured


                                       55

NPY

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                Southcentral Pennsylvania General Authority, Revenue Bonds,
                Hanover Hospital Inc., Series 2005:
$         475    5.000%, 12/01/27 - RAAI Insured                                     12/15 at 100.00          A3        $   353,153
          330    5.000%, 12/01/29 - RAAI Insured                                     12/15 at 100.00          A3            237,791

------------------------------------------------------------------------------------------------------------------------------------
       29,185   Total Health Care                                                                                        24,673,137
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.7% (3.5% OF TOTAL INVESTMENTS)

        3,260   Bucks County Redevelopment Authority, Pennsylvania,                   2/09 at 100.00        Baa2          3,244,091
                 Section 8 Assisted Second Lien Multifamily Mortgage
                 Revenue Bonds, Country Commons Apartments,
                 Series 1993A, 6.200%, 8/01/14 (Alternative Minimum Tax)

        2,000   Delaware County Industrial Development Authority,                     4/12 at 100.00         AAA          1,815,960
                 Pennsylvania, Multifamily Housing Revenue Bonds,
                 Darby Townhouses Project, Series 2002A, 5.500%, 4/01/32
                 (Mandatory put 4/01/22) (Alternative Minimum Tax)

                Pennsylvania Higher Educational Facilities Authority,
                Revenue Bonds, Slippery Rock University Foundation Inc.,
                Student Housing Project, Series 2005A:
        2,035    5.000%, 7/01/19 - SYNCORA GTY Insured                                7/15 at 100.00        BBB-          1,895,175
        3,400    5.000%, 7/01/37 - SYNCORA GTY Insured                                7/15 at 100.00        BBB-          2,635,544

          740   Philadelphia Authority for Industrial Development,                    5/15 at 102.00        Baa2            551,855
                 Pennsylvania, Multifamily Housing Revenue Bonds,
                 Presbyterian Homes Germantown - Morrisville Project,
                 Series 2005A, 5.625%, 7/01/35

------------------------------------------------------------------------------------------------------------------------------------
       11,435   Total Housing/Multifamily                                                                                10,142,625
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 7.0% (4.4% OF TOTAL INVESTMENTS)

          880   Allegheny County Residential Finance Authority,                      11/10 at 100.00         Aaa            767,325
                 Pennsylvania, GNMA Mortgage-Backed Securities Program
                 Single Family Mortgage Revenue Bonds, Series 2000II-2,
                 5.900%, 11/01/32 (Alternative Minimum Tax)

        4,000   Pennsylvania Housing Finance Agency, Single Family                   10/15 at 100.00         AA+          2,878,640
                 Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37
                 (Alternative Minimum Tax)

          140   Pennsylvania Housing Finance Agency, Single Family                   12/08 at 101.50         AA+            126,820
                 Mortgage Revenue Bonds, Series 1998-62A,
                 5.500%, 10/01/22 (Alternative Minimum Tax)

        1,365   Pennsylvania Housing Finance Agency, Single Family                    4/15 at 100.00         AA+          1,091,181
                 Mortgage Revenue Bonds, Series 2006-93A,
                 4.950%, 10/01/26 (Alternative Minimum Tax)

        3,295   Pennsylvania Housing Finance Agency, Single Family                   10/15 at 100.00         AA+          2,500,444
                 Mortgage Revenue Bonds, Series 2006-94A,
                 5.150%, 10/01/37 (Alternative Minimum Tax)

        1,355   Pennsylvania Housing Finance Agency, Single Family                   10/16 at 100.00         AA+          1,006,426
                 Mortgage Revenue Bonds, Series 2007-97A,
                 4.600%, 10/01/27 (Alternative Minimum Tax)

        1,710   Pennsylvania Housing Finance Agency, Single Family                   10/16 at 100.00         AA+          1,262,732
                 Mortgage Revenue Bonds, Series 2007-98A,
                 4.850%, 10/01/31 (Alternative Minimum Tax)

                Pennsylvania Housing Finance Agency, Single Family
                Mortgage Revenue Bonds, Series 2008-103-C:
          430    5.200%, 10/01/28                                                    10/17 at 100.00         AA+            385,250
        1,900    5.450%, 10/01/38                                                    10/17 at 100.00         AA+          1,681,310

          765   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               4/09 at 100.00         AAA            744,705
                 Mortgage Revenue Bonds, Series 1997A,
                 6.200%, 10/01/21 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       15,840   Total Housing/Single Family                                                                              12,444,833
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 3.4% (2.1% OF TOTAL INVESTMENTS)

        2,000   New Morgan Industrial Development Authority, Pennsylvania,            4/09 at 100.00         BB-          1,600,620
                 Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                 Company Inc., Series 1994, 6.500%, 4/01/19
                 (Alternative Minimum Tax)

        2,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A2          1,616,760
                 Exempt Facilities Revenue Bonds, Amtrak Project,
                 Series 2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)

        2,750   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00          AA          2,790,865
                 Development Revenue Bonds, Series 2002,
                 5.500%, 7/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,750   Total Industrials                                                                                         6,008,245
------------------------------------------------------------------------------------------------------------------------------------


                                       56

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 5.5% (3.5% OF TOTAL INVESTMENTS)

$       1,100   Chester County Health and Education Facilities Authority,            12/08 at 100.00        BBB-        $   890,417
                 Pennsylvania, Mortgage Revenue Refunding Bonds,
                 Tel Hai Obligated Group, Series 1998, 5.500%, 6/01/25

        4,905   Cumberland County Municipal Authority, Pennsylvania,                  1/17 at 100.00         N/R          3,422,219
                 Revenue Bonds, Diakon Lutheran Social Ministries,
                 Series 2007, 5.000%, 1/01/36

        1,000   Cumberland County Municipal Authority, Pennsylvania,                 12/12 at 100.00        BBB+            797,400
                 Revenue Bonds, Presbyterian Homes Inc., Series 2003A,
                 5.000%, 12/01/22 - RAAI Insured

                Lancaster County Hospital Authority, Pennsylvania, Health
                Center Revenue Bonds, Masonic Homes Project, Series 2006:
        1,565    5.000%, 11/01/31                                                    11/16 at 100.00          A+          1,187,929
          230    5.000%, 11/01/36                                                    11/16 at 100.00          A+            169,420

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
        1,000    6.150%, 12/01/20 - RAAI Insured                                      2/09 at 100.00        BBB+            982,000
        2,000    5.900%, 12/01/30 - RAAI Insured                                     12/10 at 100.00        BBB+          1,631,700

        1,230   Pennsylvania Economic Development Financing Authority,               12/08 at 100.00         BB+            798,578
                 Revenue Bonds, Northwestern Human Services Inc.,
                 Series 1998A, 5.250%, 6/01/28

------------------------------------------------------------------------------------------------------------------------------------
       13,030   Total Long-Term Care                                                                                      9,879,663
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.3% (1.4% OF TOTAL INVESTMENTS)

        1,190   Bradford County Industrial Development Authority,                    12/15 at 100.00         BBB            891,072
                 Pennsylvania, Solid Waste Disposal Revenue Bonds,
                 International Paper Company, Series 2005B,
                 5.200%, 12/01/19 (Alternative Minimum Tax)

          500   Erie County Industrial Development Authority, Pennsylvania,           9/10 at 101.00         BBB            433,875
                 Environmental Improvement Revenue Refunding Bonds,
                 Series 2000B, 6.000%, 9/01/16 (Alternative Minimum Tax)

        4,500   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R          2,739,690
                 Exempt Facilities Revenue Bonds, National Gypsum
                 Company, Series 1997B, 6.125%, 11/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,190   Total Materials                                                                                           4,064,637
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 16.9% (10.6% OF TOTAL INVESTMENTS)

                Harrisburg Redevelopment Authority, Dauphin County,
                Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
        1,750    0.000%, 5/01/22 - FSA Insured                                         5/16 at 75.56         AAA            752,535
        2,750    0.000%, 11/01/22 - FSA Insured                                        5/16 at 73.64         AAA          1,146,173
        2,750    0.000%, 5/01/23 - FSA Insured                                         5/16 at 71.71         AAA          1,101,568

          260   Lower Merion School District, Montgomery County,                      9/17 at 100.00         Aaa            263,130
                 Pennsylvania, General Obligation Bonds, Series 2007,
                 5.000%, 9/01/23

        2,115   Owen J. Roberts School District, Chester County,                      5/16 at 100.00         Aaa          2,083,529
                 Pennsylvania, General Obligation Bonds, Series 2006,
                 5.000%, 5/15/24 - FSA Insured

        4,835   Pennsylvania State, General Obligation Bonds, Series 2007,            3/17 at 100.00          AA          4,068,798
                 Residuals 1986, 10.386%, 3/01/27 (IF)

        3,200   Pennsylvania, General Obligation Bonds, First Series 2006,           10/16 at 100.00          AA          3,325,984
                 5.000%, 10/01/18

        1,000   Pennsylvania, General Obligation Bonds, Second                        1/16 at 100.00          AA          1,038,970
                 Series 2005, 5.000%, 1/01/18

        1,500   Philadelphia School District, Pennsylvania, General                     No Opt. Call         Aa3          1,365,075
                 Obligation Bonds, Series 2007A, 5.000%, 6/01/34 -
                 FGIC Insured

        3,775   Pine-Richland School District, Pennsylvania, School                   7/15 at 100.00         AAA          3,428,833
                 Improvement General Obligation Bonds, Series 2005,
                 5.000%, 7/15/35 - FSA Insured

        2,700   Pittsburgh, Pennsylvania, General Obligation Bonds,                     No Opt. Call         AAA          2,840,643
                 Series 2006B, 5.250%, 9/01/16 - FSA Insured

        6,710   Reading School District, Berks County, Pennsylvania,                    No Opt. Call          AA          1,504,785
                 General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 -
                 FGIC Insured

                State Public School Building Authority, Pennsylvania, School
                Revenue Bonds, Conneaut School District, Series 2003:
          360    5.250%, 11/01/21 - FGIC Insured                                     11/13 at 100.00         N/R            354,013
          490    5.250%, 11/01/22 - FGIC Insured                                     11/13 at 100.00         N/R            452,897


                                       57

NPY

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,500   State Public School Building Authority, Pennsylvania,                 5/13 at 100.00         Aaa        $ 1,270,275
                 School Revenue Bonds, York City School District,
                 Series 2003, 4.000%, 5/01/21 - FSA Insured

        1,535   Stroudsburg Area School District, Monroe County,                      4/12 at 100.00         AAA          1,549,797
                 Pennsylvania, General Obligation Bonds, Series 2001A,
                 5.000%, 4/01/19 - FSA Insured

        1,400   Woodland Hills School District, Allegheny County,                     9/15 at 100.00         AAA          1,439,704
                 Pennsylvania, General Obligation Bonds, Series 2005D,
                 5.000%, 9/01/17 - FSA Insured

        2,400   York County, Pennsylvania, General Obligation Bonds,                 12/15 at 100.00          AA          2,199,912
                 Series 2006, 5.000%, 6/01/33 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       41,030   Total Tax Obligation/General                                                                             30,186,621
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 9.3% (5.8% OF TOTAL INVESTMENTS)

        1,500   Erie County Convention Center Authority, Pennsylvania,                1/15 at 100.00          AA          1,301,715
                 Convention Center Revenue Bonds, Series 2005,
                 5.000%, 1/15/36 - FGIC Insured

        1,950   Pennsylvania Turnpike Commission, Oil Franchise Tax                  12/18 at 100.00          AA          1,781,813
                 Senior Lien Revenue Bonds, Series 2003A,
                 5.000%, 12/01/32 - MBIA Insured

        5,015   Philadelphia Municipal Authority, Pennsylvania, Lease                11/13 at 100.00         AAA          5,139,623
                 Revenue Bonds, Series 2003B, 5.250%, 11/15/17 -
                 FSA Insured

        6,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         Aaa          5,481,240
                 Revenue Bonds, Series 2007N, 5.500%, 7/01/29 -
                 AMBAC Insured

        2,880   Puerto Rico Infrastructure Financing Authority, Special                 No Opt. Call        BBB+            586,022
                 Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 -
                 FGIC Insured

        2,405   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call          AA          2,321,138
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,750   Total Tax Obligation/Limited                                                                             16,611,551
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 20.5% (12.8% OF TOTAL INVESTMENTS)

          650   Delaware River Joint Toll Bridge Commission, New Jersey               7/13 at 100.00          A2            661,921
                 and Pennsylvania, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        4,600   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00         BBB          3,705,208
                 Revenue Bonds, Amtrak 30th Street Station Parking
                 Garage, Series 2002, 5.875%, 6/01/33 - ACA Insured
                 (Alternative Minimum Tax)

        3,575   Pennsylvania Turnpike Commission, Turnpike Revenue                   12/11 at 101.00          AA          3,330,613
                 Bonds, Series 2001R, 5.000%, 12/01/30 - AMBAC Insured

        2,680   Pennsylvania Turnpike Commission, Turnpike Revenue                    6/16 at 100.00          AA          2,593,570
                 Bonds, Series 2006A, 5.000%, 12/01/24 - AMBAC Insured

        3,250   Philadelphia Airport System, Pennsylvania, Revenue Bonds,             6/15 at 100.00          AA          2,279,875
                 Series 2005A, 4.750%, 6/15/35 - MBIA Insured
                 (Alternative Minimum Tax)

       10,000   Philadelphia Authority for Industrial Development,                    7/11 at 101.00          A+          8,117,595
                 Pennsylvania, Airport Revenue Bonds, Philadelphia Airport
                 System Project, Series 2001A, 5.250%, 7/01/28 -
                 FGIC Insured (Alternative Minimum Tax)

        6,525   Pittsburgh and Allegheny County Sports and Exhibition                12/08 at 100.00         Aa3          6,233,593
                 Authority, Pennsylvania, Parking Revenue Bonds,
                 Series 2001A, 5.350%, 12/01/26 - AMBAC Insured

        2,000   Pittsburgh Public Parking Authority, Pennsylvania, Parking           12/15 at 100.00          AA          1,747,360
                 Revenue Bonds, Series 2005B, 5.000%, 12/01/23 -
                 FGIC Insured

        2,250   Scranton Parking Authority, Pennsylvania, Guaranteed                  6/17 at 100.00        BBB+          1,765,260
                 Revenue Bonds, Series 2007, 5.250%, 6/01/39 -
                 RAAI Insured

          940   Scranton Parking Authority, Pennsylvania, Guaranteed                  9/13 at 100.00          AA            726,225
                 Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 -
                 FGIC Insured

        6,700   Susquehanna Area Regional Airport Authority, Pennsylvania,            1/13 at 100.00         Aa3          5,385,929
                 Airport System Revenue Bonds, Series 2003B,
                 5.000%, 1/01/33 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       43,170   Total Transportation                                                                                     36,547,149
------------------------------------------------------------------------------------------------------------------------------------


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 24.6% (15.4% OF TOTAL INVESTMENTS) (4)

$       1,695   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/10 at 101.00      AA (4)        $ 1,814,769
                 Revenue Bonds, Series 2000, 5.500%, 12/01/30
                 (Pre-refunded 12/01/10) - MBIA Insured

        1,200   Butler County, Pennsylvania, General Obligation Bonds,                7/13 at 100.00      A+ (4)          1,305,084
                 Series 2003, 5.250%, 7/15/23 (Pre-refunded 7/15/13) -
                 FGIC Insured

        1,615   Delaware County Regional Water Quality Control Authority,             5/14 at 100.00      A2 (4)          1,753,777
                 Pennsylvania, Sewerage Revenue Bonds, Series 2004,
                 5.250%, 5/01/23 (Pre-refunded 5/01/14) - MBIA Insured

        2,110   Fayette County, Pennsylvania, General Obligation Bonds,              11/10 at 100.00      AA (4)          2,245,019
                 Series 2000, 5.625%, 11/15/28 (Pre-refunded 11/15/10) -
                 AMBAC Insured

        2,600   Norristown Area School District, Montgomery County,                   3/13 at 100.00     N/R (4)          2,789,488
                 Pennsylvania, General Obligation Bonds, Series 2003,
                 5.000%, 9/01/24 (Pre-refunded 3/01/13) - FGIC Insured

          960   Pennsylvania Higher Educational Facilities Authority,                   No Opt. Call         Aaa          1,081,133
                 College Revenue Bonds, Ninth Series 1976,
                 7.625%, 7/01/15 (ETM)

        2,100   Pennsylvania Higher Educational Facilities Authority,                 6/10 at 100.00      A3 (4)          2,218,776
                 Revenue Bonds, Philadelphia University, Series 2000,
                 6.000%, 6/01/29 (Pre-refunded 6/01/10) - RAAI Insured

        1,500   Pennsylvania Higher Educational Facilities Authority,                 7/11 at 101.00         Aaa          1,601,175
                 Revenue Bonds, Temple University, Series 2001,
                 5.000%, 7/15/31 (Pre-refunded 7/15/11) - MBIA Insured

        3,905   Pennsylvania Higher Educational Facilities Authority,                 1/13 at 100.00      A1 (4)          4,177,764
                 Revenue Bonds, Thomas Jefferson University,
                 Series 2002, 5.000%, 1/01/32 (Pre-refunded 1/01/13)

        5,750   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/09 at 101.00         AAA          5,935,724
                 General Ordinance, Second Series 1999, 5.000%, 7/01/29
                 (Pre-refunded 7/01/09) - FSA Insured

                Philadelphia Hospitals and Higher Education Facilities
                Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian
                Medical Center of Philadelphia, Series 1993:
          825    6.500%, 12/01/11 (ETM)                                                 No Opt. Call         AAA            874,236
        3,740    6.650%, 12/01/19 (ETM)                                                 No Opt. Call         AAA          4,299,953

        1,015   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00      A1 (4)          1,110,836
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.375%, 11/15/34 (Pre-refunded 11/15/14)

                State Public School Building Authority, Berkes County,
                Pennsylvania, School Revenue Bonds, Brandywine Heights Area
                School District, Series 2003:
        1,930    5.000%, 2/01/20 (Pre-refunded 2/01/13) - FGIC Insured                2/13 at 100.00      A1 (4)          2,053,887
        1,955    5.000%, 2/01/21 (Pre-refunded 2/01/13) - FGIC Insured                2/13 at 100.00      A1 (4)          2,080,491

        4,050   State Public School Building Authority, Pennsylvania,                 6/13 at 100.00         AAA          4,321,877
                 Lease Revenue Bonds, Philadelphia School District,
                 Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) -
                 FSA Insured

        2,500   West Cornwall Township Municipal Authority, Pennsylvania,            12/11 at 100.00    BBB+ (4)          2,723,725
                 College Revenue Bonds, Elizabethtown College Project,
                 Series 2001, 5.900%, 12/15/18 (Pre-refunded 12/15/11)

        1,145   West View Borough Municipal Authority, Allegheny                        No Opt. Call         AAA          1,371,744
                 County, Pennsylvania, Special Obligation Bonds,
                 Series 1985A, 9.500%, 11/15/14 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       40,595   Total U.S. Guaranteed                                                                                    43,759,458
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 14.2% (8.9% OF TOTAL INVESTMENTS)

        1,125   Allegheny County Industrial Development Authority,                      No Opt. Call         Aa3          1,108,834
                 Pennsylvania, Pollution Control Revenue Refunding
                 Bonds, Duquesne Light Company, Series 1999A,
                 4.350%, 12/01/13 - AMBAC Insured

        8,000   Beaver County Industrial Development Authority,                      12/08 at 102.00         Aaa          6,651,039
                 Pennsylvania, Exempt Facilities Revenue Bonds,
                 Shippingport Project, Series 1998A, 5.375%, 6/01/28 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,645   Carbon County Industrial Development Authority,                         No Opt. Call        BBB-          1,661,944
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Panther Creek Partners Project, Series 2000,
                 6.650%, 5/01/10 (Alternative Minimum Tax)

        7,590   Indiana County Industrial Development Authority,                     11/08 at 101.00          AA          6,802,157
                 Pennsylvania, Pollution Control Revenue Bonds, Metropolitan
                 Edison Company, Series 1997A, 5.950%, 5/01/27 -
                 AMBAC Insured (Alternative Minimum Tax)

        2,000   Indiana County Industrial Development Authority,                      6/12 at 101.00        Baa1          1,574,360
                 Pennsylvania, Pollution Control Revenue Refunding
                 Bonds, PSEG Power LLC, Series 2001A, 5.850%, 6/01/27
                 (Alternative Minimum Tax)


                                       59

NPY

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       2,150   Lehigh County Industrial Development Authority,                       2/15 at 100.00          A-        $ 1,843,152
                 Pennsylvania, Pollution Control Revenue Bonds,
                 Pennsylvania Power and Light Company, Series 2005,
                 4.750%, 2/15/27 - FGIC Insured

          700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  9/14 at 100.00         AAA            648,487
                 General Ordinance, Fifth Series 2004A-1,
                 5.000%, 9/01/26 - FSA Insured

        1,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/13 at 100.00         AAA          1,016,610
                 General Ordinance, Seventeenth Series 2003,
                 5.375%, 7/01/19 - FSA Insured

        5,050   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                 10/17 at 100.00          AA          4,018,134
                 Seventh Series, 2007, 5.000%, 10/01/37 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,260   Total Utilities                                                                                          25,324,717
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.5% (7.8% OF TOTAL INVESTMENTS)

          305   Allegheny County Sanitary Authority, Pennsylvania,                   12/10 at 101.00          AA            301,907
                 Sewerage Revenue Bonds, Series 2000,
                 5.500%, 12/01/30 - MBIA Insured

                Allegheny County Sanitary Authority, Pennsylvania,
                Sewerage Revenue Bonds, Series 2005A:
        1,900    5.000%, 12/01/21 - MBIA Insured                                     12/15 at 100.00          AA          1,773,935
        2,120    5.000%, 12/01/23 - MBIA Insured                                     12/15 at 100.00          AA          1,946,923
          545    5.000%, 12/01/30 - MBIA Insured                                     12/15 at 100.00          AA            466,880

        2,500   Bethlehem Authority, Northampton and Lehigh Counties,                11/14 at 100.00         AAA          2,445,550
                 Pennsylvania, Guaranteed Water Revenue Bonds,
                 Series 2004, 5.000%, 11/15/20 - FSA Insured

        4,000   Bucks County Industrial Development Authority,                        3/12 at 100.00         AA-          3,276,160
                 Pennsylvania, Water Facility Revenue Bonds, Pennsylvania
                 Suburban Water Company, Series 2002, 5.550%, 9/01/32 -
                 FGIC Insured (Alternative Minimum Tax)

        2,000   Harrisburg Authority, Dauphin County, Pennsylvania,                   7/14 at 100.00         AAA          1,941,900
                 Water Revenue Refunding Bonds, Series 2004,
                 5.000%, 7/15/22 - FSA Insured

        3,360   Mercer County Industrial Development Authority,                       7/10 at 100.00          AA          2,977,498
                 Pennsylvania, Water Facility Revenue Bonds, Consumers
                 Water Company, Shenango Valley Division Project,
                 Series 2000, 6.000%, 7/01/30 - MBIA Insured
                 (Alternative Minimum Tax)

                Norristown Municipal Waste Authority, Pennsylvania,
                Sewer Revenue Bonds, Series 2003:
        1,140    5.125%, 11/15/22 - FGIC Insured                                     11/13 at 100.00         N/R          1,065,718
        2,535    5.125%, 11/15/23 - FGIC Insured                                     11/13 at 100.00         N/R          2,347,968

        2,000   Philadelphia, Pennsylvania, Water and Wastewater                      7/15 at 100.00         AAA          1,947,160
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/23 -
                 FSA Insured

        2,000   Unity Township Municipal Authority, Pennsylvania,                    12/14 at 100.00         AAA          1,764,180
                 Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,405   Total Water and Sewer                                                                                    22,255,779
------------------------------------------------------------------------------------------------------------------------------------
$     328,200   Total Investments (cost $317,316,745) - 159.8%                                                          284,810,627
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 6.5%                                                                     11,546,079
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (66.3)% (5)                                                   (118,100,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $178,256,706
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 41.5%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NXM

Nuveen Pennsylvania Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                    October 31, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.3% (1.4% OF TOTAL INVESTMENTS)

$       1,000   Pennsylvania Economic Development Financing Authority,                  No Opt. Call         AA-        $   906,470
                 Solid Waste Disposal Revenue Bonds, Procter & Gamble
                 Paper Project, Series 2001, 5.375%, 3/01/31
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 28.7% (18.1% OF TOTAL INVESTMENTS)

          100   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3             80,332
                 Pennsylvania, College Revenue Refunding Bonds,
                 Robert Morris College, Series 1998A, 6.000%, 5/01/28

          235   Allegheny County Higher Education Building Authority,                 2/16 at 100.00        Baa3            165,644
                 Pennsylvania, Revenue Bonds, Robert Morris University,
                 Series 2006A, 4.750%, 2/15/26

        2,250   Bucks County Industrial Development Authority,                        9/11 at 100.00         Aa3          2,037,690
                 Pennsylvania, Revenue Bonds, George School Project,
                 Series 2001, 5.125%, 9/15/31 - AMBAC Insured

          700   Chester County Health and Education Facilities Authority,            10/15 at 102.00         N/R            523,299
                 Pennsylvania, Revenue Bonds, Immaculata University,
                 Series 2005, 5.500%, 10/15/25

          720   Chester County Industrial Development Authority,                     12/17 at 100.00         BB+            551,822
                 Pennsylvania, Avon Grove Charter School Revenue
                 Bonds, Series 2007A, 6.375%, 12/15/37

        1,000   Delaware County Authority, Pennsylvania, College Revenue             10/11 at 100.00         BBB            839,790
                 Refunding Bonds, Neumann College, Series 2001,
                 6.000%, 10/01/31

          300   Delaware County Authority, Pennsylvania, General Revenue             10/16 at 100.00          A3            226,110
                 Bonds, Eastern University, Series 2006,
                 4.500%, 10/01/27 - RAAI Insured

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:
          295    5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00          AA            286,879
          145    5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00          AA            139,931

          160   Erie Higher Education Building Authority, Pennsylvania,               5/17 at 100.00        BBB+            123,970
                 College Revenue Bonds, Gannon University,
                 Series 2007-GG3, 5.000%, 5/01/32 - RAAI Insured

        1,000   Montgomery County Industrial Development Authority,                   8/15 at 100.00          A1            963,350
                 Pennsylvania, Revenue Bonds, Hill School, Series 2005,
                 5.000%, 8/15/27 - MBIA Insured

           75   New Wilmington, Pennsylvania, Revenue, Westminster                    5/17 at 100.00        BBB+             58,779
                 College, Series 2007G, 5.125%, 5/01/33 - RAAI Insured

        1,000   Pennsylvania Higher Educational Facilities Authority,                 6/12 at 100.00         Aa3          1,003,560
                 General Revenue Bonds, State System of Higher
                 Education, Series 2002W, 5.000%, 6/15/19 -
                 AMBAC Insured

          900   Pennsylvania Higher Educational Facilities Authority,                 6/18 at 100.00         Aa3            824,895
                 General Revenue Bonds, State System of Higher
                 Education, Series 2008AH, 5.000%, 6/15/33

          220   Pennsylvania Higher Educational Facilities Authority,                 5/16 at 100.00          A-            179,414
                 Revenue Bonds, Allegheny College, Series 2006,
                 4.750%, 5/01/31

          540   Pennsylvania Higher Educational Facilities Authority,                11/17 at 100.00          AA            484,261
                 Revenue Bonds, Drexel University, Series 2007A,
                 5.000%, 5/01/37 - MBIA Insured

        1,500   Pennsylvania Higher Educational Facilities Authority,                 7/11 at 100.00        BBB+          1,220,475
                 Revenue Bonds, Moravian College, Series 2001,
                 5.375%, 7/01/31 - RAAI Insured

          700   Pennsylvania Higher Educational Facilities Authority,                 4/16 at 100.00          AA            690,424
                 Revenue Bonds, Temple University, First Series of 2006,
                 5.000%, 4/01/21 - MBIA Insured

          350   Pennsylvania Higher Educational Facilities Authority,                 1/13 at 100.00          A1            359,926
                 Revenue Bonds, Thomas Jefferson University,
                 Series 2002, 5.500%, 1/01/16


                                       61

NXM

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         255   Philadelphia Authority for Industrial Development,                    1/17 at 100.00         BBB        $   269,451
                 Pennsylvania, Revenue Bonds, Franklin Towne Charter
                 High School, Series 2006A, 5.250%, 1/01/27

          470   Philadelphia Authority for Industrial Development,                    1/13 at 102.00          BB            302,877
                 Pennsylvania, Revenue Bonds, Leadership Learning
                 Partners, Series 2005A, 5.375%, 7/01/36

          230   Philadelphia Authority for Industrial Development,                    5/16 at 100.00         BB+            175,704
                 Pennsylvania, Revenue Bonds, Richard Allen Preparatory
                 Charter School, Series 2006, 6.250%, 5/01/33

------------------------------------------------------------------------------------------------------------------------------------
       13,145   Total Education and Civic Organizations                                                                  11,508,583
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 22.6% (14.3% OF TOTAL INVESTMENTS)

          550   Allegheny County Hospital Development Authority,                      4/15 at 100.00        Baa2            365,393
                 Pennsylvania, Revenue Bonds, Ohio Valley General
                 Hospital, Series 2005A, 5.125%, 4/01/35

          640   Allentown Area Hospital Authority, Pennsylvania, Revenue                No Opt. Call         BB-            539,546
                 Bonds, Sacred Heart Hospital, Series 2005,
                 6.000%, 11/15/16

        2,500   Chester County Health and Educational Facilities                     11/08 at 101.00         AA-          2,326,550
                 Authority, Pennsylvania, Health System Revenue Bonds,
                 Jefferson Health System, Series 1997B, 5.375%, 5/15/27

           80   Erie County Hospital Authority, Pennsylvania, Revenue                11/17 at 100.00          A-             65,226
                 Bonds, Hamot Health Foundation, Series 2007,
                 5.000%, 11/01/37 - CIFG Insured

          230   Fulton County, Pennsylvania, Industrial Development                   7/16 at 100.00         N/R            157,886
                 Authority Hospital Revenue Bonds, Fulton County Medical
                 Center Project, Series 2006, 5.900%, 7/01/40

          650   Lehigh County General Purpose Authority, Pennsylvania,                7/18 at 100.00         AAA            582,959
                 Hospital Revenue Bonds, Lehigh Valley Health Network,
                 Series 2008A, 5.000%, 7/01/33 - FSA Insured

          250   Lehigh County General Purpose Authority, Pennsylvania,               11/14 at 100.00           A            226,978
                 Revenue Bonds, Good Shepherd Group, Series 2004A,
                 5.500%, 11/01/24

        1,025   Lehigh County General Purpose Authority, Pennsylvania,               11/17 at 100.00         AAA            915,817
                 Revenue Bonds, Good Shepherd Group, Series 2007,
                 5.000%, 11/01/37 - AGC Insured

          140   Monroe County Hospital Authority, Pennsylvania, Hospital              1/17 at 100.00          A-            101,098
                 Revenue Bonds, Pocono Medical Center, Series 2007,
                 5.125%, 1/01/37

        2,150   Pennsylvania Higher Educational Facilities Authority, Revenue         1/11 at 101.00         AA-          2,046,112
                 Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31

           25   Pottsville Hospital Authority, Pennsylvania, Hospital Revenue         1/09 at 100.00         BB-             18,137
                 Bonds, Pottsville Hospital and Warne Clinic, Series 1998,
                 5.625%, 7/01/24

          215   Sayre Healthcare Facility Authority, Pennsylvania, Revenue           12/17 at 100.00           A            110,725
                 Bonds, Guthrie Healthcare System, Series 2007,
                 4.263%, 12/01/31 - AMBAC Insured

        1,000   Washington County Hospital Authority, Pennsylvania,                   6/12 at 101.00          A3            967,560
                 Revenue Bonds, Monongahela Valley Hospital Project,
                 Series 2002, 5.500%, 6/01/17

          750   West Shore Area Hospital Authority, Cumberland County,                1/12 at 100.00         BBB            637,470
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                 of the Sisters of Christian Charity Project, Series 2001,
                 6.250%, 1/01/32

------------------------------------------------------------------------------------------------------------------------------------
       10,205   Total Health Care                                                                                         9,061,457
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)

          700   Pennsylvania Higher Educational Facilities Authority,                 7/15 at 100.00        BBB-            542,612
                 Revenue Bonds, Slippery Rock University Foundation Inc.,
                 Student Housing Project, Series 2005A, 5.000%, 7/01/37 -
                 SYNCORA GTY Insured

          100   Philadelphia Authority for Industrial Development,                    5/15 at 102.00        Baa2             74,575
                 Pennsylvania, Multifamily Housing Revenue Bonds,
                 Presbyterian Homes Germantown - Morrisville Project,
                 Series 2005A, 5.625%, 7/01/35

------------------------------------------------------------------------------------------------------------------------------------
          800   Total Housing/Multifamily                                                                                   617,187
------------------------------------------------------------------------------------------------------------------------------------


                                       62

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 8.1% (5.1% OF TOTAL INVESTMENTS)

$       1,495   Allegheny County Residential Finance Authority, Pennsylvania,        11/08 at 102.00         Aaa        $ 1,249,641
                 GNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Bonds, Series 1998DD-2,
                 5.400%, 11/01/29 (Alternative Minimum Tax)

          500   Pennsylvania Housing Finance Agency, Single Family                   10/15 at 100.00         AA+            359,830
                 Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37
                 (Alternative Minimum Tax)

          480   Pennsylvania Housing Finance Agency, Single Family                    4/15 at 100.00         AA+            383,712
                 Mortgage Revenue Bonds, Series 2006-93A,
                 4.950%, 10/01/26 (Alternative Minimum Tax)

          700   Pennsylvania Housing Finance Agency, Single Family                   10/15 at 100.00         AA+            531,202
                 Mortgage Revenue Bonds, Series 2006-94A,
                 5.150%, 10/01/37 (Alternative Minimum Tax)

          430   Pennsylvania Housing Finance Agency, Single Family                   10/16 at 100.00         AA+            317,529
                 Mortgage Revenue Bonds, Series 2007-98A,
                 4.850%, 10/01/31 (Alternative Minimum Tax)

          450   Pennsylvania Housing Finance Agency, Single Family                   10/17 at 100.00         AA+            398,205
                 Mortgage Revenue Bonds, Series 2008-103-C,
                 5.450%, 10/01/38

------------------------------------------------------------------------------------------------------------------------------------
        4,055   Total Housing/Single Family                                                                               3,240,119
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 7.2% (4.6% OF TOTAL INVESTMENTS)

        2,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A2          1,616,760
                 Exempt Facilities Revenue Bonds, Amtrak Project,
                 Series 2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)

        1,250   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00          AA          1,268,575
                 Development Revenue Bonds, Series 2002,
                 5.500%, 7/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,250   Total Industrials                                                                                         2,885,335
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 18.2% (11.5% OF TOTAL INVESTMENTS)

                Bucks County Industrial Development Authority, Pennsylvania,
                Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
          220    5.750%, 1/01/27                                                      1/17 at 100.00         N/R            159,280
          360    5.750%, 1/01/37                                                      1/17 at 100.00         N/R            241,369

          265   Cumberland County Municipal Authority, Pennsylvania,                  1/17 at 100.00         N/R            184,891
                 Revenue Bonds, Diakon Lutheran Social Ministries,
                 Series 2007, 5.000%, 1/01/36

          200   Lancaster County Hospital Authority, Pennsylvania,                   11/16 at 100.00          A+            147,322
                 Health Center Revenue Bonds, Masonic Homes Project,
                 Series 2006, 5.000%, 11/01/36

        2,100   Lancaster County Hospital Authority, Pennsylvania, Health            12/11 at 100.00          A-          1,842,309
                 Center Revenue Bonds, Willow Valley Retirement
                 Communities Project, Series 2001, 5.875%, 6/01/31

          185   Lancaster County Hospital Authority, Pennsylvania,                    7/17 at 100.00         N/R            146,189
                 Revenue Bonds, Brethren Village Project, Series 2008A,
                 6.375%, 7/01/30

          785   Lebanon County Health Facilities Authority, Pennsylvania,            12/14 at 100.00         N/R            543,032
                 Health Center Revenue Bonds, Pleasant View Retirement
                 Community, Series 2005A, 5.300%, 12/15/26

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Northwestern Human Services Inc.,
                Series 1998A:
        1,240    5.250%, 6/01/14                                                     12/08 at 100.00         BB+          1,064,900
           50    5.125%, 6/01/18                                                     12/08 at 100.00         BB+             38,191

                Philadelphia Authority for Industrial Development,
                Pennsylvania, Revenue Bonds, Philadelphia Corporation
                for the Aging Project, Series 2001B:
          670    5.250%, 7/01/23 - AMBAC Insured                                      7/11 at 101.00          AA            592,092
        2,875    5.250%, 7/01/31 - AMBAC Insured                                      7/11 at 101.00          AA          2,360,461

------------------------------------------------------------------------------------------------------------------------------------
        8,950   Total Long-Term Care                                                                                      7,320,036
------------------------------------------------------------------------------------------------------------------------------------


                                       63

NXM

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 4.1% (2.6% OF TOTAL INVESTMENTS)

$         350   Allegheny County Industrial Development Authority,                      No Opt. Call        Baa3        $   303,692
                 Pennsylvania, Revenue Bonds, United States Steel
                 Corporation, Series 2005, 5.500%, 11/01/16

          210   Bradford County Industrial Development Authority,                    12/15 at 100.00         BBB            157,248
                 Pennsylvania, Solid Waste Disposal Revenue Bonds,
                 International Paper Company, Series 2005B,
                 5.200%, 12/01/19 (Alternative Minimum Tax)

          750   Bucks County Industrial Development Authority,                          No Opt. Call        BBB+            726,165
                 Pennsylvania, Environmental Improvement Revenue Bonds,
                 USX Corporation Project, Series 1995, 5.400%, 11/01/17
                 (Mandatory put 11/01/11)

          750   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R            456,615
                 Exempt Facilities Revenue Bonds, National Gypsum
                 Company, Series 1997B, 6.125%, 11/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,060   Total Materials                                                                                           1,643,720
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 14.3% (9.0% OF TOTAL INVESTMENTS)

          300   Pennsylvania, General Obligation Bonds,                              10/16 at 100.00          AA            311,811
                 First Series 2006, 5.000%, 10/01/18

          375   Philadelphia School District, Pennsylvania, General                     No Opt. Call         Aa3            341,269
                 Obligation Bonds, Series 2007A, 5.000%, 6/01/34 -
                 FGIC Insured

          840   Pine-Richland School District, Pennsylvania, School                   7/15 at 100.00         AAA            762,972
                 Improvement General Obligation Bonds, Series 2005,
                 5.000%, 7/15/35 - FSA Insured

        3,000   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          3,263,757
                 General Obligation Refunding Bonds, Series 2002A,
                 5.500%, 9/01/14 - FSA Insured

        2,220   Reading School District, Berks County, Pennsylvania,                    No Opt. Call          AA            497,857
                 General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 -
                 FGIC Insured

          600   York County, Pennsylvania, General Obligation Bonds,                 12/15 at 100.00          AA            549,978
                 Series 2006, 5.000%, 6/01/33 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,335   Total Tax Obligation/General                                                                              5,727,644
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 15.1% (9.5% OF TOTAL INVESTMENTS)

        1,000   Allegheny County Redevelopment Authority, Pennsylvania,                 No Opt. Call         N/R            762,090
                 TIF Revenue Bonds, Pittsburg Mills Project, Series 2004,
                 5.600%, 7/01/23

          450   Erie County Convention Center Authority, Pennsylvania,                1/15 at 100.00          AA            390,515
                 Convention Center Revenue Bonds, Series 2005,
                 5.000%, 1/15/36 - FGIC Insured

          425   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior           12/18 at 100.00          AA            388,344
                 Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 -
                 MBIA Insured

        1,000   Pennsylvania Turnpike Commission, Registration Fee                      No Opt. Call         AAA          1,053,400
                 Revenue Bonds, Series 2005A, 5.250%, 7/15/18 -
                 FSA Insured

        1,000   Philadelphia Municipal Authority, Pennsylvania, Lease                11/13 at 100.00         AAA          1,024,850
                 Revenue Bonds, Series 2003B, 5.250%, 11/15/17 -
                 FSA Insured

        1,500   Philadelphia Redevelopment Authority, Pennsylvania,                   4/12 at 100.00          AA          1,501,350
                 Revenue Bonds, Philadelphia Neighborhood Transformation
                 Initiative, Series 2002A, 5.500%, 4/15/19 - FGIC Insured

          750   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call          AA            632,243
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/33 -
                 MBIA Insured

          630   Puerto Rico Infrastructure Financing Authority, Special                 No Opt. Call        BBB+            128,192
                 Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 -
                 FGIC Insured

          250   Washington County Redevelopment Authority,                            7/17 at 100.00         N/R            174,343
                 Pennsylvania, Tanger Outlet Victory Center Tax Increment
                 Bonds, Series 2006A, 5.450%, 7/01/35

------------------------------------------------------------------------------------------------------------------------------------
        7,005   Total Tax Obligation/Limited                                                                              6,055,327
------------------------------------------------------------------------------------------------------------------------------------


                                       64

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 12.4% (7.8% OF TOTAL INVESTMENTS)

$         130   Delaware River Joint Toll Bridge Commission, New Jersey               7/13 at 100.00          A2        $   132,384
                 and Pennsylvania, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        1,000   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00         BBB            805,480
                 Revenue Bonds, Amtrak 30th Street Station Parking
                 Garage, Series 2002, 5.875%, 6/01/33 - ACA Insured
                 (Alternative Minimum Tax)

          420   Pennsylvania Turnpike Commission, Turnpike Revenue                    6/16 at 100.00          AA            406,455
                 Bonds, Series 2006A, 5.000%, 12/01/24 - AMBAC Insured

        1,750   Philadelphia Authority for Industrial Development,                    7/11 at 101.00          A+          1,420,580
                 Pennsylvania, Airport Revenue Bonds, Philadelphia Airport
                 System Project, Series 2001A, 5.250%, 7/01/28 -
                 FGIC Insured (Alternative Minimum Tax)

        2,210   Pittsburgh and Allegheny County Sports and Exhibition                12/08 at 100.00         Aa3          2,080,671
                 Authority, Pennsylvania, Parking Revenue Bonds,
                 Series 2001A, 5.375%, 12/01/30 - AMBAC Insured

          160   Scranton Parking Authority, Pennsylvania, Guaranteed                  9/13 at 100.00          AA            123,613
                 Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,670   Total Transportation                                                                                      4,969,183
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 16.8% (10.7% OF TOTAL INVESTMENTS) (4)

        1,000   Cumberland County Municipal Authority, Pennsylvania,                  1/13 at 101.00     N/R (4)          1,161,100
                 Retirement Community Revenue Bonds, Wesley Affiliated
                 Services Inc., Series 2002A, 7.125%, 1/01/25
                 (Pre-refunded 1/01/13)

        1,105   Oxford Area School District, Chester County, Pennsylvania,            2/12 at 100.00     AA- (4)          1,190,494
                 General Obligation Bonds, Series 2001A, 5.500%, 2/15/17
                 (Pre-refunded 2/15/12) - FGIC Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds,
                General Ordinance, Fourth Series 1998:
        1,000    5.250%, 8/01/18 (Pre-refunded 8/01/13) - FSA Insured                 8/13 at 100.00         AAA          1,088,150
        1,000    5.250%, 8/01/19 (Pre-refunded 8/01/13) - FSA Insured                 8/13 at 100.00         AAA          1,088,150

          160   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         Aaa            186,158
                 Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

        1,700   Philadelphia School District, Pennsylvania, General                   8/12 at 100.00     Aa3 (4)          1,853,170
                 Obligation Bonds, Series 2002B, 5.625%, 8/01/18
                 (Pre-refunded 8/01/12) - FGIC Insured

          170   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00      A1 (4)            186,051
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.375%, 11/15/34 (Pre-refunded 11/15/14)

------------------------------------------------------------------------------------------------------------------------------------
        6,135   Total U.S. Guaranteed                                                                                     6,753,273
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.2% (2.7% OF TOTAL INVESTMENTS)

          500   Allegheny County Industrial Development Authority,                      No Opt. Call         Aa3            492,815
                 Pennsylvania, Pollution Control Revenue Refunding
                 Bonds, Duquesne Light Company, Series 1999A,
                 4.350%, 12/01/13 - AMBAC Insured

          285   Pennsylvania Economic Development Financing Authority,               12/09 at 103.00         Ba3            189,833
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

          140   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  9/14 at 100.00         AAA            129,697
                 General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 -
                 FSA Insured

        1,105   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                 10/17 at 100.00          AA            879,215
                 Seventh Series, 2007, 5.000%, 10/01/37 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,030   Total Utilities                                                                                           1,691,560
------------------------------------------------------------------------------------------------------------------------------------


                                       65

NXM

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.7% (1.7% OF TOTAL INVESTMENTS)

$         500   Bethlehem Authority, Northampton and Lehigh Counties,                11/14 at 100.00         AAA        $   489,110
                 Pennsylvania, Guaranteed Water Revenue Bonds,
                 Series 2004, 5.000%, 11/15/20 - FSA Insured

          600   Harrisburg Authority, Dauphin County, Pennsylvania,                   7/14 at 100.00         AAA            582,570
                 Water Revenue Refunding Bonds, Series 2004,
                 5.000%, 7/15/22 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,100   Total Water and Sewer                                                                                     1,071,680
------------------------------------------------------------------------------------------------------------------------------------
$      72,740   Total Investments (cost $70,668,835) - 158.2%                                                            63,451,574
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.1%                                                                      1,665,694
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (62.3)% (5)                                                    (25,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $40,117,268
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's) rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 39.4%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

NVY

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                    October 31, 2008 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 19.8% (12.3% OF TOTAL INVESTMENTS)

$       1,000   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3        $   803,320
                 Pennsylvania, College Revenue Refunding Bonds,
                 Robert Morris College, Series 1998A, 6.000%, 5/01/28

          800   Chester County Health and Education Facilities Authority,            10/15 at 102.00         N/R            598,056
                 Pennsylvania, Revenue Bonds, Immaculata University,
                 Series 2005, 5.500%, 10/15/25

          720   Chester County Industrial Development Authority,                     12/17 at 100.00         BB+            551,822
                 Pennsylvania, Avon Grove Charter School Revenue Bonds,
                 Series 2007A, 6.375%, 12/15/37

          325   Delaware County Authority, Pennsylvania, College Revenue             10/11 at 100.00         BBB            272,932
                 Refunding Bonds, Neumann College, Series 2001,
                 6.000%, 10/01/31

          450   Delaware County Authority, Pennsylvania, General Revenue             10/16 at 100.00          A3            339,165
                 Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 -
                 RAAI Insured

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:
          340    5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00          AA            330,640
          165    5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00          AA            159,232

        1,435   Delaware County Authority, Pennsylvania, Revenue Refunding            8/13 at 100.00          AA          1,449,953
                 Bonds, Villanova University, Series 2003, 5.250%, 8/01/17 -
                 FGIC Insured

          180   Erie Higher Education Building Authority, Pennsylvania,               5/17 at 100.00        BBB+            139,466
                 College Revenue Bonds, Gannon University,
                 Series 2007-GG3, 5.000%, 5/01/32 - RAAI Insured

           80   New Wilmington, Pennsylvania, Revenue, Westminster                    5/17 at 100.00        BBB+             62,698
                 College, Series 2007G, 5.125%, 5/01/33 - RAAI Insured

        1,050   Pennsylvania Higher Educational Facilities Authority, General         6/18 at 100.00         Aa3            962,378
                 Revenue Bonds, State System of Higher Education,
                 Series 2008AH, 5.000%, 6/15/33

          285   Pennsylvania Higher Educational Facilities Authority,                 5/16 at 100.00          A-            232,423
                 Revenue Bonds, Allegheny College, Series 2006,
                 4.750%, 5/01/31

          610   Pennsylvania Higher Educational Facilities Authority,                11/17 at 100.00          AA            547,036
                 Revenue Bonds, Drexel University, Series 2007A,
                 5.000%, 5/01/37 - MBIA Insured

          800   Pennsylvania Higher Educational Facilities Authority,                 4/16 at 100.00          AA            789,056
                 Revenue Bonds, Temple University, First Series of 2006,
                 5.000%, 4/01/21 - MBIA Insured

          315   Philadelphia Authority for Industrial Development,                    1/17 at 100.00         BBB            332,851
                 Pennsylvania, Revenue Bonds, Franklin Towne Charter
                 High School, Series 2006A, 5.250%, 1/01/27

          530   Philadelphia Authority for Industrial Development,                    1/13 at 102.00          BB            341,543
                 Pennsylvania, Revenue Bonds, Leadership Learning
                 Partners, Series 2005A, 5.375%, 7/01/36

          270   Philadelphia Authority for Industrial Development,                    5/16 at 100.00         BB+            206,261
                 Pennsylvania, Revenue Bonds, Richard Allen Preparatory
                 Charter School, Series 2006, 6.250%, 5/01/33

        1,000   Union County, Higher Education Facilities Financing                   4/13 at 100.00         Aa2          1,016,090
                 Authority, Pennsylvania, Revenue Bonds, Bucknell
                 University, Series 2002A, 5.250%, 4/01/20

------------------------------------------------------------------------------------------------------------------------------------
       10,355   Total Education and Civic Organizations                                                                   9,134,922
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.4% (9.6% OF TOTAL INVESTMENTS)

          625   Allegheny County Hospital Development Authority,                      4/15 at 100.00        Baa2            415,219
                 Pennsylvania, Revenue Bonds, Ohio Valley General
                 Hospital, Series 2005A, 5.125%, 4/01/35

          735   Allentown Area Hospital Authority, Pennsylvania, Revenue                No Opt. Call         BB-            619,634
                 Bonds, Sacred Heart Hospital, Series 2005,
                 6.000%, 11/15/16


                                       67


NVY

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,000   Chester County Health and Educational Facilities Authority,          11/08 at 101.00         AA-        $ 1,861,240
                 Pennsylvania, Health System Revenue Bonds,
                 Jefferson Health System, Series 1997B, 5.375%, 5/15/27

           95   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,         11/17 at 100.00          A-             77,456
                 Hamot Health Foundation, Series 2007,
                 5.000%, 11/01/37 - CIFG Insured

          270   Fulton County, Pennsylvania, Industrial Development                   7/16 at 100.00         N/R            185,344
                 Authority Hospital Revenue Bonds, Fulton County Medical
                 Center Project, Series 2006, 5.900%, 7/01/40

          740   Lehigh County General Purpose Authority, Pennsylvania,                7/18 at 100.00         AAA            663,676
                 Hospital Revenue Bonds, Lehigh Valley Health Network,
                 Series 2008A, 5.000%, 7/01/33 - FSA Insured

        1,155   Lehigh County General Purpose Authority, Pennsylvania,               11/17 at 100.00         AAA          1,031,969
                 Revenue Bonds, Good Shepherd Group, Series 2007,
                 5.000%, 11/01/37 - AGC Insured

          160   Monroe County Hospital Authority, Pennsylvania, Hospital              1/17 at 100.00          A-            115,541
                 Revenue Bonds, Pocono Medical Center, Series 2007,
                 5.125%, 1/01/37

           70   Pennsylvania Higher Educational Facilities Authority,                 1/11 at 101.00         AA-             66,618
                 Revenue Bonds, UPMC Health System, Series 2001A,
                 6.000%, 1/15/31

          245   Sayre Healthcare Facility Authority, Pennsylvania, Revenue           12/17 at 100.00           A            126,175
                 Bonds, Guthrie Healthcare System, Series 2007,
                 4.263%, 12/01/31 - AMBAC Insured

        1,450   Washington County Hospital Authority, Pennsylvania, Revenue           6/12 at 101.00          A3          1,409,893
                 Bonds, Monongahela Valley Hospital Project, Series 2002,
                 6.250%, 6/01/22

                West Shore Area Hospital Authority, Cumberland County,
                Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of
                the Sisters of Christian Charity Project, Series 2001:
           25    6.150%, 1/01/21                                                      1/12 at 100.00         BBB             23,026
          600    6.250%, 1/01/32                                                      1/12 at 100.00         BBB            509,976

------------------------------------------------------------------------------------------------------------------------------------
        8,170   Total Health Care                                                                                         7,105,767
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)

          800   Pennsylvania Higher Educational Facilities Authority,                 7/15 at 100.00        BBB-            620,128
                 Revenue Bonds, Slippery Rock University Foundation Inc.,
                 Student Housing Project, Series 2005A, 5.000%, 7/01/37 -
                 SYNCORA GTY Insured

          120   Philadelphia Authority for Industrial Development,                    5/15 at 102.00        Baa2             89,490
                 Pennsylvania, Multifamily Housing Revenue Bonds,
                 Presbyterian Homes Germantown - Morrisville Project,
                 Series 2005A, 5.625%, 7/01/35

------------------------------------------------------------------------------------------------------------------------------------
          920   Total Housing/Multifamily                                                                                   709,618
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 6.6% (4.1% OF TOTAL INVESTMENTS)

          500   Pennsylvania Housing Finance Agency, Single Family                   10/15 at 100.00         AA+            359,830
                 Mortgage Revenue Bonds, Series 1995A,
                 4.900%, 10/01/37 (Alternative Minimum Tax)

          550   Pennsylvania Housing Finance Agency, Single Family                    4/15 at 100.00         AA+            439,670
                 Mortgage Revenue Bonds, Series 2006-93A,
                 4.950%, 10/01/26 (Alternative Minimum Tax)

          800   Pennsylvania Housing Finance Agency, Single Family                   10/15 at 100.00         AA+            607,088
                 Mortgage Revenue Bonds, Series 2006-94A,
                 5.150%, 10/01/37 (Alternative Minimum Tax)

        1,100   Pennsylvania Housing Finance Agency, Single Family                   10/16 at 100.00         AA+            817,025
                 Mortgage Revenue Bonds, Series 2007-97A,
                 4.600%, 10/01/27 (Alternative Minimum Tax)

          480   Pennsylvania Housing Finance Agency, Single Family                   10/16 at 100.00         AA+            354,451
                 Mortgage Revenue Bonds, Series 2007-98A,
                 4.850%, 10/01/31 (Alternative Minimum Tax)

          500   Pennsylvania Housing Finance Agency, Single Family                   10/17 at 100.00         AA+            442,450
                 Mortgage Revenue Bonds, Series 2008-103-C,
                 5.450%, 10/01/38

------------------------------------------------------------------------------------------------------------------------------------
        3,930   Total Housing/Single Family                                                                               3,020,514
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 6.6% (4.1% OF TOTAL INVESTMENTS)

        3,000   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00          AA          3,046,560
                 Development Revenue Bonds, Series 2002,
                 5.500%, 7/01/19 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       68

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 7.1% (4.4% OF TOTAL INVESTMENTS)

                Bucks County Industrial Development Authority, Pennsylvania,
                Revenue Bonds, Lutheran Community at Telford Center, Series
                2007:
$         250    5.750%, 1/01/27                                                      1/17 at 100.00         N/R        $   181,000
          400    5.750%, 1/01/37                                                      1/17 at 100.00         N/R            268,188

          300   Cumberland County Municipal Authority, Pennsylvania,                  1/17 at 100.00         N/R            209,310
                 Revenue Bonds, Diakon Lutheran Social Ministries,
                 Series 2007, 5.000%, 1/01/36

          205   Lancaster County Hospital Authority, Pennsylvania,                   11/16 at 100.00          A+            151,005
                 Health Center Revenue Bonds, Masonic Homes Project,
                 Series 2006, 5.000%, 11/01/36

          185   Lancaster County Hospital Authority, Pennsylvania,                    7/17 at 100.00         N/R            146,189
                 Revenue Bonds, Brethren Village Project, Series 2008A,
                 6.375%, 7/01/30

          785   Lebanon County Health Facilities Authority, Pennsylvania,            12/14 at 100.00         N/R            543,032
                 Health Center Revenue Bonds, Pleasant View Retirement
                 Community, Series 2005A, 5.300%, 12/15/26

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Northwestern Human Services Inc.,
                Series 1998A:
        1,260    5.250%, 6/01/14                                                     12/08 at 100.00         BB+          1,082,075
           50    5.125%, 6/01/18                                                     12/08 at 100.00         BB+             38,191

          750   Philadelphia Authority for Industrial Development,                    7/11 at 101.00          AA            662,790
                 Pennsylvania, Revenue Bonds, Philadelphia Corporation
                 for the Aging Project, Series 2001B, 5.250%, 7/01/23 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,185   Total Long-Term Care                                                                                      3,281,780
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 4.3% (2.7% OF TOTAL INVESTMENTS)

          400   Allegheny County Industrial Development Authority,                      No Opt. Call        Baa3            347,076
                 Pennsylvania, Revenue Bonds, United States Steel
                 Corporation, Series 2005, 5.500%, 11/01/16

          280   Bradford County Industrial Development Authority,                    12/15 at 100.00         BBB            209,664
                 Pennsylvania, Solid Waste Disposal Revenue Bonds,
                 International Paper Company, Series 2005B,
                 5.200%, 12/01/19 (Alternative Minimum Tax)

        1,000   Bucks County Industrial Development Authority,                          No Opt. Call        BBB+            968,220
                 Pennsylvania, Environmental Improvement Revenue Bonds,
                 USX Corporation Project, Series 1995, 5.400%, 11/01/17
                 (Mandatory put 11/01/11)

          750   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R            456,615
                 Exempt Facilities Revenue Bonds, National Gypsum
                 Company, Series 1997B, 6.125%, 11/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,430   Total Materials                                                                                           1,981,575
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 22.4% (13.9% OF TOTAL INVESTMENTS)

        1,740   Butler County, Pennsylvania, Butler Area School District,            10/12 at 100.00          AA          1,701,755
                 General Obligation Bonds, Series 2002A,
                 5.375%, 10/01/26 - FGIC Insured

        4,000   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         Aa2          4,240,356
                 Local Government Revenue Bonds, Series 2002,
                 5.750%, 7/01/17

                Greensburg Salem School District, Westmoreland County,
                Pennsylvania, General Obligation Refunding Bonds, Series 2002:
          725    5.375%, 9/15/15 - FGIC Insured                                       9/12 at 100.00          AA            757,727
        1,000    5.375%, 9/15/16 - FGIC Insured                                       9/12 at 100.00          AA          1,045,140

          375   Philadelphia School District, Pennsylvania, General                     No Opt. Call         Aa3            341,269
                 Obligation Bonds, Series 2007A, 5.000%, 6/01/34 -
                 FGIC Insured

          950   Pine-Richland School District, Pennsylvania, School                   7/15 at 100.00         AAA            862,885
                 Improvement General Obligation Bonds, Series 2005,
                 5.000%, 7/15/35 - FSA Insured

          225   Pittsburgh, Pennsylvania, General Obligation Bonds,                     No Opt. Call         AAA            236,720
                 Series 2006B, 5.250%, 9/01/16 - FSA Insured

        2,510   Reading School District, Berks County, Pennsylvania,                    No Opt. Call          AA            562,893
                 General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 -
                 FGIC Insured

          600   York County, Pennsylvania, General Obligation Bonds,                 12/15 at 100.00          AA            549,978
                 Series 2006, 5.000%, 6/01/33 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,125   Total Tax Obligation/General                                                                             10,298,723
------------------------------------------------------------------------------------------------------------------------------------


                                       69

NVY

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 25.5% (15.8% OF TOTAL INVESTMENTS)

$       1,000   Allegheny County Redevelopment Authority, Pennsylvania,                 No Opt. Call         N/R        $   762,090
                 TIF Revenue Bonds, Pittsburg Mills Project, Series 2004,
                 5.600%, 7/01/23

        2,000   Grove City Area Hospital Authority, Mercer County,                    3/12 at 100.00          AA          1,759,100
                 Pennsylvania, Revenue Bonds, County Guaranteed,
                 Woodland Place Project, Series 2002, 5.400%, 3/01/31 -
                 FGIC Insured

        4,000   Harrisburg Parking Authority, Pennsylvania, Guaranteed                9/11 at 100.00          A2          3,822,680
                 Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 -
                 MBIA Insured

          485   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior           12/18 at 100.00          AA            443,169
                 Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 -
                 MBIA Insured (4)

        1,200   Pennsylvania Turnpike Commission, Registration Fee                      No Opt. Call         AAA          1,264,080
                 Revenue Bonds, Series 2005A, 5.250%, 7/15/18 - FSA Insured

                Philadelphia Redevelopment Authority, Pennsylvania, Revenue
                Bonds, Philadelphia Neighborhood Transformation Initiative,
                Series 2002A:
        1,000    5.500%, 4/15/18 - FGIC Insured                                       4/12 at 100.00          AA          1,006,120
        1,750    5.500%, 4/15/22 - FGIC Insured                                       4/12 at 100.00          AA          1,699,775

          800   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call          AA            674,392
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/33 -
                 MBIA Insured

          710   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call        BBB+            144,471
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 -
                 FGIC Insured

          250   Washington County Redevelopment Authority, Pennsylvania,              7/17 at 100.00         N/R            174,343
                 Tanger Outlet Victory Center Tax Increment Bonds,
                 Series 2006A, 5.450%, 7/01/35

------------------------------------------------------------------------------------------------------------------------------------
       13,195   Total Tax Obligation/Limited                                                                             11,750,220
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.5% (3.4% OF TOTAL INVESTMENTS)

          130   Delaware River Joint Toll Bridge Commission, New Jersey               7/13 at 100.00          A2            132,384
                 and Pennsylvania, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        1,000   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00         BBB            805,480
                 Revenue Bonds, Amtrak 30th Street Station Parking
                 Garage, Series 2002, 5.875%, 6/01/33 - ACA Insured
                 (Alternative Minimum Tax)

          670   Pennsylvania Turnpike Commission, Turnpike Revenue                    6/16 at 100.00          AA            648,393
                 Bonds, Series 2006A, 5.000%, 12/01/24 - AMBAC Insured

          180   Scranton Parking Authority, Pennsylvania, Guaranteed                  9/13 at 100.00          AA            139,064
                 Parking Revenue Bonds, Series 2004,
                 5.000%, 9/15/33 - FGIC Insured

        1,000   Susquehanna Area Regional Airport Authority, Pennsylvania,            1/13 at 100.00         Aa3            788,840
                 Airport System Revenue Bonds, Series 2003A, 5.000%, 1/01/28 -
                 AMBAC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,980   Total Transportation                                                                                      2,514,161
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 34.0% (21.1% OF TOTAL INVESTMENTS) (5)

        2,000   Adams County, Pennsylvania, General Obligation Bonds,                 5/11 at 100.00     N/R (5)          2,136,040
                 Series 2001, 5.500%, 11/15/26 (Pre-refunded 5/15/11) -
                 FGIC Insured

          100   Allegheny County Hospital Development Authority,                     11/10 at 102.00         AAA            114,033
                 Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                 System, Series 2000B, 9.250%, 11/15/22
                 (Pre-refunded 11/15/10)

        1,155   Bucks County Industrial Development Authority,                       10/12 at 101.00     N/R (5)          1,280,398
                 Pennsylvania, Revenue Bonds, Pennswood Village Project,
                 Series 2002A, 6.000%, 10/01/34 (Pre-refunded 10/01/12)

        1,000   Cumberland County Municipal Authority, Pennsylvania,                  1/13 at 101.00     N/R (5)          1,161,100
                 Retirement Community Revenue Bonds, Wesley Affiliated
                 Services Inc., Series 2002A, 7.125%, 1/01/25
                 (Pre-refunded 1/01/13)

        1,100   Luzerne County, Pennsylvania, General Obligation Bonds,               11/12 at 57.97    Baa1 (5)            551,144
                 Series 2002B, 0.000%, 11/15/21 (Pre-refunded 11/15/12) -
                 MBIA Insured

        2,945   Pennsylvania Turnpike Commission, Registration Fee Revenue            7/11 at 101.00      AA (5)          3,181,749
                 Bonds, Series 2001, 5.500%, 7/15/33 (Pre-refunded 7/15/11) -
                 AMBAC Insured

        2,000   Philadelphia Authority for Industrial Development,                   10/11 at 101.00         AAA          2,141,640
                 Pennsylvania, Lease Revenue Bonds, Series 2001B,
                 5.125%, 10/01/26 (Pre-refunded 10/01/11) - FSA Insured


                                       70

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (5) (continued)

$       2,420   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  8/13 at 100.00         AAA        $ 2,633,323
                 General Ordinance, Fourth Series 1998, 5.250%, 8/01/20
                 (Pre-refunded 8/01/13) - FSA Insured

           65   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         Aaa             75,627
                 Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

        2,000   Philadelphia School District, Pennsylvania, General                   2/12 at 100.00         AAA          2,153,320
                 Obligation Bonds, Series 2002A, 5.500%, 2/01/31
                 (Pre-refunded 2/01/12) - FSA Insured

          225   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00      A1 (5)            246,245
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.375%, 11/15/34 (Pre-refunded 11/15/14)

------------------------------------------------------------------------------------------------------------------------------------
       15,010   Total U.S. Guaranteed                                                                                    15,674,619
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 2.9% (1.8% OF TOTAL INVESTMENTS)

          315   Pennsylvania Economic Development Financing Authority,               12/09 at 103.00         Ba3            209,815
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

          145   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  9/14 at 100.00         AAA            134,329
                 General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 -
                 FSA Insured

        1,240   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                 10/17 at 100.00          AA            986,631
                 Seventh Series, 2007, 5.000%, 10/01/37 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,700   Total Utilities                                                                                           1,330,775
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 9.3% (5.8% OF TOTAL INVESTMENTS)

        4,500   Bucks County Industrial Development Authority,                        3/12 at 100.00         AA-          3,685,680
                 Pennsylvania, Water Facility Revenue Bonds, Pennsylvania
                 Suburban Water Company, Series 2002, 5.550%, 9/01/32 -
                 FGIC Insured (Alternative Minimum Tax)

          600   Harrisburg Authority, Dauphin County, Pennsylvania,                   7/14 at 100.00         AAA            582,570
                 Water Revenue Refunding Bonds, Series 2004,
                 5.000%, 7/15/22 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,100   Total Water and Sewer                                                                                     4,268,250
------------------------------------------------------------------------------------------------------------------------------------
$      83,100   Total Investments (cost $80,789,985) - 160.9%                                                            74,117,484
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                        438,051
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (61.9)% (6)                                                    (28,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $46,055,535
                ====================================================================================================================

NVY

Portfolio of INVESTMENTS October 31, 2008 (Unaudited)

                FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2008:
                                                                                                                         UNREALIZED
                                                      CONTRACT       NUMBER OF        CONTRACT           VALUE AT      APPRECIATION
                TYPE                                  POSITION       CONTRACTS      EXPIRATION   OCTOBER 31, 2008     (DEPRECIATION)
                --------------------------------------------------------------------------------------------------------------------
                U.S. Treasury Bond                        Long              20           12/08         $2,262,500         $ (87,082)
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Portion of investment has been pledged to collateralize the net payment obligations under futures contracts.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 38.5%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                      Statement of
                      ASSETS & LIABILITIES
                                                    October 31, 2008 (Unaudited)

                                                                     NEW JERSEY       NEW JERSEY        NEW JERSEY       NEW JERSEY
                                                                     INVESTMENT          PREMIUM          DIVIDEND         DIVIDEND
                                                                        QUALITY           INCOME         ADVANTAGE      ADVANTAGE 2
                                                                          (NQJ)            (NNJ)             (NXJ)            (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $432,751,083, $256,180,716,
   $136,372,034 and $96,425,385, respectively)                     $391,473,060     $237,303,835      $121,556,055      $86,433,657
Cash                                                                 14,164,538        5,290,548         3,350,826        1,163,574
Deposits with brokers for open futures contracts                             --           41,089                --               --
Receivables:
   Interest                                                           6,961,582        3,849,699         2,196,949        1,561,406
   Investments sold                                                     505,000               --           415,000          190,000
Other assets                                                             59,658           35,470             5,959            5,790
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  413,163,838      246,520,641       127,524,789       89,354,427
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --               --                --               --
Floating rate obligations                                                    --               --                --               --
Payables:
   Investments purchased                                                     --               --                --               --
   Variation margin on futures contracts                                     --           58,188                --               --
   Common share dividends                                               960,430          529,546           341,502          249,663
   Preferred share dividends                                             49,064           13,142            12,181            5,650
Accrued expenses:
   Management fees                                                      222,435          133,726            53,874           34,098
   Other                                                                135,978           85,133            32,407           25,803
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               1,367,907          819,735           439,964          315,214
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                              162,000,000       91,600,000        48,000,000       34,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $249,795,931     $154,100,906      $ 79,084,825      $54,539,213
====================================================================================================================================
Common shares outstanding                                            20,484,322       12,049,496         6,577,112        4,523,121
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      12.19     $      12.79      $      12.02      $     12.06
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    204,843     $    120,495      $     65,771      $    45,231
Paid-in surplus                                                     289,027,855      172,022,510        93,390,241       64,152,098
Undistributed (Over-distribution of) net investment income             (732,505)        (424,178)         (211,266)        (103,382)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                            2,573,761        1,472,311           656,058          436,994
Net unrealized appreciation (depreciation) of
   investments and derivative transactions                          (41,278,023)     (19,090,232)      (14,815,979)      (9,991,728)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $249,795,931     $154,100,906      $ 79,084,825      $54,539,213
====================================================================================================================================
Authorized shares:
   Common                                                           200,000,000      200,000,000         Unlimited        Unlimited
   Preferred                                                          1,000,000        1,000,000         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      ASSETS & LIABILITIES (continued)
                                                    October 31, 2008 (Unaudited)

                                                                   PENNSYLVANIA     PENNSYLVANIA      PENNSYLVANIA     PENNSYLVANIA
                                                                     INVESTMENT          PREMIUM          DIVIDEND         DIVIDEND
                                                                        QUALITY         INCOME 2         ADVANTAGE      ADVANTAGE 2
                                                                          (NQP)            (NPY)             (NXM)            (NVY)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $362,178,614, $317,316,745
   $70,668,835 and $80,789,985, respectively)                      $333,292,706     $284,810,627       $63,451,574      $74,117,484
Cash                                                                 12,180,568        7,709,009           824,368               --
Deposits with brokers for open futures contracts                             --               --                --           14,885
Receivables:
   Interest                                                           5,609,406        5,594,257         1,203,462        1,161,152
   Investments sold                                                     200,000           60,000            60,000           65,000
Other assets                                                             48,431           41,261             5,681            5,771
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  351,331,111      298,215,154        65,545,085       75,364,292
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --               --                --          285,063
Floating rate obligations                                            21,310,000               --                --               --
Payables:
   Investments purchased                                                842,988          842,988           194,479          221,304
   Variation margin on futures contracts                                     --               --                --           23,750
   Common share dividends                                               772,523          715,064           178,253          209,450
   Preferred share dividends                                             19,519           32,685             6,347           10,854
Accrued expenses:
   Management fees                                                      176,838          160,731            27,786           28,477
   Other                                                                128,276          106,980            20,952           29,859
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                              23,250,144        1,858,448           427,817          808,757
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                              132,000,000      118,100,000        25,000,000       28,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $196,080,967     $178,256,706       $40,117,268      $46,055,535
====================================================================================================================================
Common shares outstanding                                            16,161,598       15,670,651         3,332,584        3,725,809
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      12.13     $      11.38       $     12.04      $     12.36
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    161,616     $    156,707       $    33,326      $    37,258
Paid-in surplus                                                     228,889,752      214,507,972        47,308,739       52,811,188
Undistributed (Over-distribution of) net investment income             (476,252)         241,029           (45,264)         (24,126)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                           (3,608,241)      (4,142,884)           37,728           (9,202)
Net unrealized appreciation (depreciation) of
   investments and derivative transactions                          (28,885,908)     (32,506,118)       (7,217,261)      (6,759,583)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $196,080,967     $178,256,706       $40,117,268      $46,055,535
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      OPERATIONS
                                   Six Months Ended October 31, 2008 (Unaudited)

                                                                     NEW JERSEY       NEW JERSEY        NEW JERSEY       NEW JERSEY
                                                                     INVESTMENT          PREMIUM          DIVIDEND         DIVIDEND
                                                                        QUALITY           INCOME         ADVANTAGE      ADVANTAGE 2
                                                                          (NQJ)            (NNJ)             (NXJ)            (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                  $ 11,125,048     $  6,384,570       $ 3,455,071     $  2,455,951
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,395,103          834,726           443,754          311,724
Preferred shares - auction fees                                         204,165          115,441            60,493           43,479
Preferred shares - dividend disbursing agent fees                        15,110           15,105             5,041            5,041
Shareholders' servicing agent fees and expenses                          16,133            9,743               793              818
Interest expense on floating rate obligations                                --               --                --               --
Custodian's fees and expenses                                            34,419           27,772            14,157           12,039
Directors'/Trustees' fees and expenses                                    4,311            2,758             1,380              964
Professional fees                                                        18,227           12,382             8,733            7,459
Shareholders' reports - printing and mailing expenses                    29,750           18,146            11,558            9,251
Stock exchange listing fees                                               4,635            4,635               468              322
Investor relations expense                                               28,179           16,526             8,746            6,150
Other expenses                                                           15,522            9,709             8,403            7,407
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                              1,765,554        1,066,943           563,526          404,654
   Custodian fee credit                                                 (24,556)         (20,735)           (6,520)          (6,729)
   Expense reimbursement                                                     --               --          (104,449)         (97,645)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           1,740,998        1,046,208           452,557          300,280
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  9,384,050        5,338,362         3,002,514        2,155,671
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                             (703)         (95,813)          171,665           (4,589)
   Futures                                                                   --          166,151                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (41,946,638)     (21,793,298)      (14,761,201)     (10,287,834)
   Futures                                                                   --         (213,351)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                             (41,947,341)     (21,936,311)      (14,589,536)     (10,292,423)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (3,136,756)      (1,771,003)         (919,738)        (667,733)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (3,136,756)      (1,771,003)         (919,738)        (667,733)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                   $(35,700,047)    $(18,368,952)     $(12,506,760)    $ (8,804,485)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      OPERATIONS (continued)
                                   Six Months Ended October 31, 2008 (Unaudited)

                                                                   PENNSYLVANIA     PENNSYLVANIA      PENNSYLVANIA     PENNSYLVANIA
                                                                     INVESTMENT          PREMIUM          DIVIDEND         DIVIDEND
                                                                        QUALITY         INCOME 2         ADVANTAGE      ADVANTAGE 2
                                                                          (NQP)            (NPY)             (NXM)            (NVY)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                  $  9,520,205     $  8,615,227       $ 1,881,100      $ 2,113,573
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,121,463        1,025,442           229,660          259,376
Preferred shares - auction fees                                         166,356          148,838            31,507           35,918
Preferred shares - dividend disbursing agent fees                        15,094           15,109             5,041            5,041
Shareholders' servicing agent fees and expenses                          17,321           15,113               907              804
Interest expense on floating rate obligations                           286,800           84,390                --               --
Custodian's fees and expenses                                            44,016           32,002            14,316           20,514
Directors'/Trustees' fees and expenses                                    3,681            2,154               730              816
Professional fees                                                        14,379           14,468             6,686            6,942
Shareholders' reports - printing and mailing expenses                    28,634           26,163             7,841            8,599
Stock exchange listing fees                                               4,635            4,635               237              265
Investor relations expense                                               24,082           22,264             4,948            5,786
Other expenses                                                           13,255            9,552             7,577            7,706
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                              1,739,716        1,400,130           309,450          351,767
   Custodian fee credit                                                 (10,561)         (25,586)           (2,600)            (759)
   Expense reimbursement                                                     --               --           (53,955)         (81,246)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,729,155        1,374,544           252,895          269,762
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 7,791,050        7,240,683         1,628,205        1,843,811
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                         (671,608)      (2,641,807)          153,952          (95,877)
   Futures                                                                   --               --                --           66,461
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (35,616,041)     (34,572,641)       (8,247,548)      (7,824,725)
   Futures                                                                   --               --                --          (87,082)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                             (36,287,649)     (37,214,448)       (8,093,596)      (7,941,223)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (2,551,975)      (2,289,259)         (479,030)        (550,933)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (2,551,975)      (2,289,259)         (479,030)        (550,933)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                   $(31,048,574)    $(32,263,024)      $(6,944,421)     $(6,648,345)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS (Unaudited)

                                                                               NEW JERSEY                         NEW JERSEY
                                                                        INVESTMENT QUALITY (NQJ)             PREMIUM INCOME (NNJ)
                                                                     ---------------------------        ----------------------------
                                                                     SIX MONTHS             YEAR        SIX MONTHS             YEAR
                                                                          ENDED            ENDED             ENDED            ENDED
                                                                       10/31/08          4/30/08          10/31/08          4/30/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $  9,384,050     $ 18,787,832      $  5,338,362     $ 10,807,974
Net realized gain (loss) from:
   Investments                                                             (703)       1,697,124           (95,813)       1,002,315
   Forward swaps                                                             --        1,271,098               --           560,840
   Futures                                                                   --               --           166,151               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (41,946,638)     (16,370,030)      (21,793,298)      (7,924,293)
   Forward swaps                                                             --           (2,853)               --             (984)
   Futures                                                                   --               --          (213,351)              --
Distributions to Preferred Shareholders:
   From net investment income                                        (3,136,756)      (5,356,071)       (1,771,003)      (3,012,048)
   From accumulated net realized gains                                       --         (225,437)               --         (175,613)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  (35,700,047)        (198,337)      (18,368,952)       1,258,191
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (6,698,373)     (13,396,750)       (3,904,037)      (7,926,161)
From accumulated net realized gains                                          --         (612,481)               --         (497,644)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (6,698,373)     (14,009,231)       (3,904,037)      (8,423,805)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                                   --               --                --               --
   Repurchased                                                               --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                             --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                      (42,398,420)     (14,207,568)      (22,272,989)      (7,165,614)
Net assets applicable to Commo
   shares at the beginning of period                                292,194,351      306,401,919       176,373,895      183,539,509
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                     $249,795,931     $292,194,351      $154,100,906     $176,373,895
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                            $   (732,505)   $   (281,426)      $   (424,178)    $    (87,500)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS (continued) (Unaudited)

                                                                              NEW JERSEY                         NEW JERSEY
                                                                       DIVIDEND ADVANTAGE (NXJ)          DIVIDEND ADVANTAGE 2 (NUJ)
                                                                     ---------------------------        ----------------------------
                                                                     SIX MONTHS             YEAR        SIX MONTHS             YEAR
                                                                          ENDED            ENDED             ENDED            ENDED
                                                                       10/31/08          4/30/08          10/31/08          4/30/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $  3,002,514      $ 6,154,007      $  2,155,671      $ 4,379,414
Net realized gain (loss) from:
   Investments                                                          171,665          222,219            (4,589)         667,227
   Forward swaps                                                             --          372,082                --          194,404
   Futures                                                                   --               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (14,761,201)      (5,887,711)      (10,287,834)      (4,419,598)
   Forward swaps                                                             --             (590)               --             (295)
   Futures                                                                   --               --                --               --
Distributions to Preferred Shareholders:
   From net investment income                                          (919,738)      (1,639,115)         (667,733)      (1,046,557)
   From accumulated net realized gains                                       --          (53,203)               --         (214,756)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  (12,506,760)        (832,311)       (8,804,485)        (440,161)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (2,170,447)      (4,465,787)       (1,560,477)      (3,231,672)
From accumulated net realized gains                                          --         (176,924)               --         (685,253)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (2,170,447)      (4,642,711)       (1,560,477)      (3,916,925)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                                   --           34,444                --           23,495
   Repurchased                                                               --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                             --           34,444                --           23,495
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                      (14,677,207)      (5,440,578)      (10,364,962)      (4,333,591)
Net assets applicable to Common
   shares at the beginning of period                                 93,762,032       99,202,610        64,904,175       69,237,766
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                     $ 79,084,825      $93,762,032      $ 54,539,213      $64,904,175
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                            $   (211,266)     $  (123,595)     $   (103,382)     $   (30,843)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                       PENNSYLVANIA INVESTMENT             PENNSYLVANIA PREMIUM
                                                                            QUALITY (NQP)                      INCOME 2 (NPY)
                                                                     ---------------------------        ----------------------------
                                                                     SIX MONTHS             YEAR        SIX MONTHS             YEAR
                                                                          ENDED            ENDED             ENDED            ENDED
                                                                       10/31/08          4/30/08          10/31/08          4/30/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 7,791,050     $ 15,437,317       $ 7,240,683     $ 14,156,508
Net realized gain (loss) from:
   Investments                                                         (671,608)        (700,898)       (2,641,807)        (976,106)
   Forward swaps                                                             --       (1,940,455)               --         (524,955)
   Futures                                                                   --               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (35,616,041)     (11,038,711)      (34,572,641)     (13,138,981)
   Forward swaps                                                             --          340,646                --         (181,467)
   Futures                                                                   --               --                --               --
Distributions to Preferred Shareholders:
   From net investment income                                        (2,551,975)      (4,735,546)       (2,289,259)      (4,100,251)
   From accumulated net realized gains                                       --               --                --         (267,657)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  (31,048,574)      (2,637,647)      (32,263,024)      (5,032,909)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (5,397,975)     (10,625,493)       (4,732,538)      (9,656,362)
From accumulated net realized gains                                          --               --                --         (688,161)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (5,397,975)     (10,625,493)       (4,732,538)     (10,344,523)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                                   --               --                --               --
   Repurchased                                                               --       (1,853,014)               --       (2,020,258)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                             --       (1,853,014)               --       (2,020,258)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                      (36,446,549)     (15,116,154)      (36,995,562)     (17,397,690)
Net assets applicable to Common
   shares at the beginning of period                                232,527,516      247,643,670       215,252,268      232,649,958
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                     $196,080,967     $232,527,516      $178,256,706     $215,252,268
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                            $   (476,252)    $   (317,352)     $    241,029     $     22,143
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS (continued) (Unaudited)

                                                                        PENNSYLVANIA DIVIDEND              PENNSYLVANIA DIVIDEND
                                                                            ADVANTAGE (NXM)                   ADVANTAGE 2 (NVY)
                                                                     ---------------------------        ----------------------------
                                                                     SIX MONTHS             YEAR        SIX MONTHS             YEAR
                                                                          ENDED            ENDED             ENDED            ENDED
                                                                       10/31/08          4/30/08          10/31/08          4/30/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 1,628,205      $ 3,248,492       $ 1,843,811      $ 3,696,558
Net realized gain (loss) from:
   Investments                                                          153,952           20,306           (95,877)          74,310
   Forward swaps                                                             --               --                --               --
   Futures                                                                   --               --            66,461               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (8,247,548)      (2,827,071)       (7,824,725)      (3,075,387)
   Forward swaps                                                             --               --                --               --
   Futures                                                                   --               --           (87,082)              --
Distributions to Preferred Shareholders:
   From net investment income                                          (479,030)        (849,664)         (550,933)        (970,796)
   From accumulated net realized gains                                       --          (54,170)               --          (61,834)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                   (6,944,421)        (462,107)       (6,648,345)        (337,149)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (1,149,742)      (2,342,752)       (1,292,856)      (2,635,991)
From accumulated net realized gains                                          --         (171,961)               --         (181,447)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (1,149,742)      (2,514,713)       (1,292,856)      (2,817,438)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                                   --           28,147                --            9,543
   Repurchased                                                               --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                             --           28,147                --            9,543
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                       (8,094,163)      (2,948,673)       (7,941,201)      (3,145,044)
Net assets applicable to Common
   shares at the beginning of period                                 48,211,431       51,160,104        53,996,736       57,141,780
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                      $40,117,268      $48,211,431       $46,055,535      $53,996,736
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                             $   (45,264)     $   (44,697)      $   (24,126)     $   (24,148)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) (collectively, the "Funds"). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) are traded on the New York Stock Exchange while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2
(NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective October 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the six months ended October 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2008, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                            NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                 (NQJ)         (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                      3,200            --            --            --
   Series T                         --           624         1,920            --
   Series W                         --         1,440            --         1,380
   Series TH                     2,000         1,600            --            --
   Series F                      1,280            --            --            --
--------------------------------------------------------------------------------
Total                            6,480         3,664         1,920         1,380
================================================================================

                          PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                 (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------
Number of shares:
   Series M                         --           844            --         1,140
   Series T                        880            --         1,000            --
   Series W                      2,400            --            --            --
   Series TH                     2,000         2,080            --            --
   Series F                         --         1,800            --            --
--------------------------------------------------------------------------------
Total                            5,280         4,724         1,000         1,140
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. The Funds did not redeem any of their Preferred shares during the six months ended October 31, 2008.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as "Interest expense on floating rate obligations" on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

During the six months ended October 31, 2008, New Jersey Investment Quality
(NQJ), New Jersey Premium Income (NNJ), New Jersey Dividend Advantage (NXJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage
(NXM) and Pennsylvania Dividend Advantage 2 (NVY) did not invest in any such instruments during the six months ended October 31, 2008.

At October 31, 2008, the Funds were not invested in any externally-deposited Recourse Trusts.

                            NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                 (NQJ)         (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------
Maximum exposure                  $ --          $ --          $ --          $ --
================================================================================

                          PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                 (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------
Maximum exposure                  $ --         $ --           $ --          $ --
================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2008, were as follows:

                                                      PENNSYLVANIA  PENNSYLVANIA
                                                        INVESTMENT       PREMIUM
                                                           QUALITY      INCOME 2
                                                             (NQP)         (NPY)
--------------------------------------------------------------------------------
Average floating rate obligations                      $21,652,391    $6,220,272
Average annual interest rate and fees                        2.63%         2.69%
================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. None of the Funds invested in forward interest rate swap transactions during the six months ended October 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. New Jersey Premium Income (NNJ) and Pennsylvania Dividend Advantage 2 (NVY) invested in futures contracts during the six months ended October 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS
During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's fair value measurements as of October 31, 2008:

NEW JERSEY INVESTMENT QUALITY (NQJ)                                 LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments                                                            $ --   $391,473,060         $ --   $391,473,060
=======================================================================================================================

NEW JERSEY PREMIUM INCOME (NNJ)                                     LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments                                                           $  --   $237,303,835         $ --   $237,303,835
Derivatives*                                                       (213,351)            --           --       (213,351)
-----------------------------------------------------------------------------------------------------------------------
Total                                                             $(213,351)  $237,303,835         $ --   $237,090,484
=======================================================================================================================

NEW JERSEY DIVIDEND ADVANTAGE (NXJ)                                 LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments                                                            $ --   $121,556,055         $ --   $121,556,055
=======================================================================================================================

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)                               LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments                                                            $ --    $86,433,657         $ --    $86,433,657
=======================================================================================================================

*    Represents net unrealized appreciation (depreciation).

PENNSYLVANIA INVESTMENT QUALITY (NQP)                               LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments                                                            $ --   $333,292,706         $ --   $333,292,706
=======================================================================================================================

PENNSYLVANIA PREMIUM INCOME 2 (NPY)                                 LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments                                                            $ --   $284,810,627         $ --   $284,810,627
=======================================================================================================================

PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)                               LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments                                                            $ --    $63,451,574         $ --    $63,451,574
=======================================================================================================================

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)                             LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Investments                                                           $  --    $74,117,484         $ --    $74,117,484
Derivatives*                                                        (87,082)             --          --        (87,082)
-----------------------------------------------------------------------------------------------------------------------
Total                                                              $(87,082)   $74,117,484         $ --    $74,030,402
=======================================================================================================================

*    Represents net unrealized appreciation (depreciation).

3. FUND SHARES

Common Shares

The Board of Directors/Trustees approved an open-market share repurchase program on July 10, 2007, for Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) and on July 31, 2008 for New Jersey Investment Quality
(NQJ), New Jersey Premium Income (NNJ), New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) under which each Fund may repurchase an aggregate of up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                             NEW JERSEY                 NEW JERSEY                NEW JERSEY
                                      INVESTMENT QUALITY (NQJ)     PREMIUM INCOME (NNJ)   DIVIDEND ADVANTAGE (NXJ)
                                      ------------------------   -----------------------  ------------------------
                                      SIX MONTHS                 SIX MONTHS                SIX MONTHS
                                           ENDED    YEAR ENDED        ENDED   YEAR ENDED        ENDED   YEAR ENDED
                                        10/31/08       4/30/08     10/31/08      4/30/08     10/31/08      4/30/08
------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions              --            --           --           --           --        2,302
   Repurchased                                --            --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
Weighted average price per Common
   share repurchased                          --            --           --           --           --           --
Weighted average discount per Common
  share repurchased                           --            --           --           --           --           --
==================================================================================================================
                                             NEW JERSEY                PENNSYLVANIA              PENNSYLVANIA
                                     DIVIDEND ADVANTAGE 2 (NUJ)  INVESTMENT QUALITY (NQP)   PREMIUM INCOME 2 (NPY)
                                      ------------------------   -----------------------  ------------------------
                                      SIX MONTHS                 SIX MONTHS                SIX MONTHS
                                           ENDED    YEAR ENDED        ENDED   YEAR ENDED        ENDED   YEAR ENDED
                                        10/31/08       4/30/08     10/31/08      4/30/08     10/31/08      4/30/08
------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions              --         1,545           --           --           --           --
   Repurchased                                --            --           --     (139,900)          --     (156,100)
------------------------------------------------------------------------------------------------------------------
Weighted average price per Common
   share repurchased                          --            --           --       $13.23           --       $12.92
Weighted average discount per Common
   share repurchased                          --            --           --        9.64%           --        8.93%
==================================================================================================================
                                                                      PENNSYLVANIA              PENNSYLVANIA
                                                                        DIVIDEND                  DIVIDEND
                                                                     ADVANTAGE (NXM)          ADVANTAGE 2 (NVY)
                                                                 -----------------------   -----------------------
                                                                 SIX MONTHS                SIX MONTHS
                                                                      ENDED   YEAR ENDED        ENDED   YEAR ENDED
                                                                   10/31/08      4/30/08     10/31/08      4/30/08
------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions                                         --        1,846           --          626
   Repurchased                                                           --           --           --           --
------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased                      --           --           --           --
Weighted average discount per Common share repurchased                   --           --           --           --
==================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended October 31, 2008, were as follows:

                            NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                 (NQJ)         (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------
Purchases                  $ 3,899,750    $3,114,075    $  575,565    $  197,894
Sales and maturities        14,148,446     4,443,224     4,156,246     1,240,380
================================================================================

                          PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                 (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------
Purchases                  $12,630,271   $17,981,782    $2,603,507    $3,067,058
Sales and maturities        19,553,397    24,127,616     3,799,002     2,075,670
================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2008, the cost of investments was as follows:

                            NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                 (NQJ)         (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------
Cost of investments       $432,718,329  $255,999,509  $136,345,802   $96,398,190
================================================================================

                          PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                 (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------
Cost of investments       $340,975,953  $317,092,453   $70,622,392   $80,754,640
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008, were as follows:

                                      NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                      INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                         QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                           (NQJ)          (NNJ)          (NXJ)          (NUJ)
---------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                     $  4,051,968   $  4,277,304   $  1,028,664   $    783,406
   Depreciation                      (45,297,237)   (22,972,978)   (15,818,411)   (10,747,939)
---------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments    $(41,245,269)  $(18,695,674)  $(14,789,747)  $ (9,964,533)
=============================================================================================
                                    PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                      INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                         QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                           (NQP)          (NPY)          (NXM)          (NVY)
---------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                     $  6,168,420   $  4,406,333    $   720,660    $ 1,304,111
   Depreciation                      (35,156,165)   (36,688,159)    (7,891,478)    (7,941,267)
---------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments    $(28,987,745)  $(32,281,826)   $(7,170,818)   $(6,637,156)
=============================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2008, the Funds' last tax year end, were as follows:

                                              NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                                              INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                 QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                                   (NQJ)         (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *         $  864,838      $450,899      $ 71,016      $319,006
Undistributed net ordinary income **           1,237,909       516,439       346,098       182,576
Undistributed net long-term capital gains      1,336,555       885,534       144,716       265,912
==================================================================================================
                                            PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                                              INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                 QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                                   (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *           $626,146      $610,618      $109,462      $167,649
Undistributed net ordinary income **                  --        37,787            --            --
Undistributed net long-term capital gains             --            --            --        20,215
==================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2008, paid on May 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


The tax character of distributions paid during the Funds' last tax year ended April 30, 2008, was designated for purposes of the dividends paid deduction as follows:

                                              NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                                              INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                 QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                                   (NQJ)         (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income     $18,776,382   $10,955,180    $6,276,949    $4,206,447
Distributions from net ordinary income **             --        12,727            --           886
Distributions from net long-term capital gains   837,918       673,257       230,127       899,123
==================================================================================================
                                            PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                                              INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                 QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                                   (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income     $15,335,512   $13,821,804    $3,228,981    $3,634,945
Distributions from net ordinary income **             --            --            --            --
Distributions from net long-term capital gains        --       955,818       226,011       243,281
==================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2008, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                      PENNSYLVANIA  PENNSYLVANIA
                                                        INVESTMENT       PREMIUM
                                                           QUALITY      INCOME 2
                                                             (NQP)         (NPY)
--------------------------------------------------------------------------------
Expiration:
   April 30, 2014                                         $124,650      $     --
   April 30, 2015                                          170,887            --
   April 30, 2016                                          217,013       840,338
--------------------------------------------------------------------------------
Total                                                     $512,550      $840,338
================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through April 30, 2008, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

                                        PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                                          INVESTMENT       PREMIUM      DIVIDEND
                                             QUALITY      INCOME 2     ADVANTAGE
                                               (NQP)         (NPY)         (NXM)
--------------------------------------------------------------------------------
Post-October capital losses               $2,297,704      $659,889      $116,226
================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                             NEW JERSEY INVESTMENT QUALITY (NQJ)
                                                 NEW JERSEY PREMIUM INCOME (NNJ)
AVERAGE DAILY NET ASSETS                   PENNSYLVANIA INVESTMENT QUALITY (NQP)
(INCLUDING NET ASSETS                        PENNSYLVANIA PREMIUM INCOME 2 (NPY)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                             NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
                                           NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
AVERAGE DAILY NET ASSETS                   PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
(INCLUDING NET ASSETS                    PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of October 31, 2008, the complex-level fee rate was .1998%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                   MARCH 31,
-------------------------------------------------------------------------------
2001*                      .30%             2007                            .25%
2002                       .30              2008                            .20
2003                       .30              2009                            .15
2004                       .30              2010                            .10
2005                       .30              2011                            .05
2006                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of their fees and expenses beyond March 31, 2011.

For the first ten years of New Jersey Dividend Advantage 2's (NUJ) and Pennsylvania Dividend Advantage 2's (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                   MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%             2008                            .25%
2003                       .30              2009                            .20
2004                       .30              2010                            .15
2005                       .30              2011                            .10
2006                       .30              2012                            .05
2007                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

7. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2008, to shareholders of record on November 15, 2008, as follows:

                            NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                 (NQJ)         (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------
Dividend per share              $.0545        $.0515        $.0550        $.0575
================================================================================

                          PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                 (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------
Dividend per share              $.0570        $.0520        $.0585        $.0585
================================================================================

Financial
HIGHLIGHTS (Unaudited)


Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                              Less Distributions
                              ----------------------------------------------------------------  ------------------------------
                                                      Distributions   Distributions
                                                           from Net            from                    Net
                   Beginning                             Investment         Capital             Investment    Capital
                      Common                     Net      Income to        Gains to              Income to   Gains to
                       Share         Net   Realized/      Preferred       Preferred                 Common     Common
                   Net Asset  Investment  Unrealized         Share-          Share-                 Share-     Share-
                       Value      Income  Gain (Loss)       holders+        holders+     Total     holders    holders    Total
===============================================================================================================================
NEW JERSEY INVESTMENT QUALITY (NQJ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)               $14.26       $ .46      $(2.05)         $(.15)        $  --       $(1.74)      $(.33)      $ --   $ (.33)
2008                   14.96         .92        (.67)          (.26)         (.01)        (.02)       (.65)      (.03)    (.68)
2007(c)                14.53         .75         .47           (.20)         (.01)        1.01        (.55)      (.03)    (.58)
Year Ended 6/30:
2006                   15.61         .91        (.75)          (.18)         (.03)        (.05)       (.79)      (.24)   (1.03)
2005                   14.69         .95        1.13           (.10)         (.01)        1.97        (.94)      (.11)   (1.05)
2004                   15.65        1.01        (.75)          (.05)         (.01)         .20        (.96)      (.20)   (1.16)
2003                   15.07        1.05         .61           (.07)         (.01)        1.58        (.93)      (.07)   (1.00)

NEW JERSEY PREMIUM INCOME (NNJ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                14.64         .44       (1.82)          (.15)           --        (1.53)       (.32)        --     (.32)
2008                   15.23         .90        (.53)          (.25)         (.01)         .11        (.66)      (.04)    (.70)
2007(c)                14.79         .74         .49           (.20)           --***      1.03        (.58)      (.01)    (.59)
Year Ended 6/30:
2006                   16.05         .90        (.85)          (.17)         (.04)        (.16)       (.79)      (.31)   (1.10)
2005                   15.35         .94        1.01           (.10)         (.01)        1.84        (.92)      (.22)   (1.14)
2004                   16.28         .99        (.79)          (.05)         (.01)         .14        (.94)      (.13)   (1.07)
2003                   15.60        1.04         .63           (.07)           --         1.60        (.92)        --     (.92)
===============================================================================================================================
                                                          Total Returns
                                                        --------------------
                        Offering                                      Based
                       Costs and     Ending                              on
                       Preferred     Common              Based       Common
                           Share      Share   Ending        on    Share Net
                    Underwriting  Net Asset   Market    Market        Asset
                       Discounts      Value    Value     Value*       Value*
=============================================================================
NEW JERSEY INVESTMENT QUALITY (NQJ)
-----------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                     $ --     $12.19   $10.31    (19.07)%     (12.43)%
2008                          --      14.26    13.09     (3.64)        (.08)
2007(c)                       --      14.96    14.30      8.75         7.05
Year Ended 6/30:
2006                          --      14.53    13.70     (3.62)        (.31)
2005                          --      15.61    15.25     15.13        13.81
2004                          --      14.69    14.19     (4.09)        1.26
2003                          --      15.65    15.94     11.68        10.72

NEW JERSEY PREMIUM INCOME (NNJ)
-----------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                       --      12.79    10.86    (17.31)      (10.59)
2008                          --      14.64    13.48     (6.18)         .77
2007(c)                       --      15.23    15.12     11.10         7.03
Year Ended 6/30:
2006                          --      14.79    14.16     (3.36)       (1.04)
2005                          --      16.05    15.76     19.43        12.31
2004                          --      15.35    14.19     (5.65)         .85
2003                          --      16.28    16.10     10.18        10.48
=============================================================================
                                                             Ratios/Supplemental Data
                    ----------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets              Ratios to Average Net Assets
                                           Applicable to Common Shares               Applicable to Common Shares
                                          Before Credit/Reimbursement               After Credit/Reimbursement**
                                  ------------------------------------------  -----------------------------------------
                         Ending
                            Net
                         Assets
                     Applicable       Expenses        Expenses          Net       Expenses       Expenses          Net    Portfolio
                      to Common      Including       Excluding   Investment      Including      Excluding   Investment     Turnover
                    Shares (000)  Interest++(a)   Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++        Rate
====================================================================================================================================
NEW JERSEY INVESTMENT QUALITY (NQJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                $249,796       1.25%****       1.25%****    6.60%****      1.23%****      1.23%****    6.62%****           1%
2008                    292,194       1.23            1.23         6.30           1.21           1.21         6.31               17
2007(c)                 306,402       1.20****        1.20****     6.04****       1.19****       1.19****     6.06****            7
Year Ended 6/30:
2006                    297,539       1.21            1.21         6.05           1.19           1.19         6.08               17
2005                    319,083       1.21            1.21         6.22           1.20           1.20         6.23               15
2004                    299,671       1.21            1.21         6.64           1.21           1.21         6.64               19
2003                    316,970       1.22            1.22         6.80           1.22           1.22         6.81               12

NEW JERSEY PREMIUM INCOME (NNJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                 154,101       1.24****        1.24****     6.19****       1.22****       1.22****     6.21****            1
2008                    176,374       1.24            1.24         6.04           1.23           1.23         6.04               19
2007(c)                 183,540       1.21****        1.21****     5.83****       1.20****       1.20****     5.84****            6
Year Ended 6/30:
2006                    178,199       1.19            1.19         5.81           1.18           1.18         5.83               12
2005                    193,182       1.18            1.18         5.91           1.17           1.17         5.92               21
2004                    184,753       1.18            1.18         6.23           1.18           1.18         6.23               23
2003                    195,568       1.20            1.20         6.48           1.20           1.20         6.48               13
====================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
NEW JERSEY INVESTMENT QUALITY (NQJ)
----------------------------------------------------
Year Ended 4/30:
2009(b)          $162,000       $25,000      $63,549
2008              162,000        25,000       70,092
2007(c)           162,000        25,000       72,284
Year Ended 6/30:
2006              162,000        25,000       70,917
2005              162,000        25,000       74,241
2004              162,000        25,000       71,246
2003              162,000        25,000       73,915

NEW JERSEY PREMIUM INCOME (NNJ)
----------------------------------------------------
Year Ended 4/30:
2009(b)            91,600        25,000       67,058
2008               91,600        25,000       73,137
2007(c)            91,600        25,000       75,093
Year Ended 6/30:
2006               91,600        25,000       73,635
2005               91,600        25,000       77,724
2004               91,600        25,000       75,424
2003               91,600        25,000       78,376
====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Rounds to less than $.01 per share.

**** Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended October 31, 2008.

(c)  For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.


                                  94-95 spread

Financial
HIGHLIGHTS (continued) (Unaudited)


Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                              Less Distributions
                              ----------------------------------------------------------------  ------------------------------
                                                      Distributions   Distributions
                                                           from Net            from                    Net
                   Beginning                             Investment         Capital             Investment    Capital
                      Common                     Net      Income to        Gains to              Income to   Gains to
                       Share         Net   Realized/      Preferred       Preferred                 Common     Common
                   Net Asset  Investment  Unrealized         Share-          Share-                 Share-     Share-
                       Value      Income  Gain (Loss)       holders+        holders+     Total     holders    holders    Total
===============================================================================================================================
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)               $14.26       $ .46      $(2.23)         $(.14)         $ --       $(1.91)      $(.33)    $ --      $(.33)
2008                   15.09         .94        (.80)          (.25)         (.01)        (.12)       (.68)    (.03)      (.71)
2007(c)                14.68         .78         .47           (.19)           --***      1.06        (.64)    (.01)      (.65)
Year Ended 6/30:
2006                   15.63         .95        (.77)          (.18)         (.01)        (.01)       (.84)    (.10)      (.94)
2005                   14.59         .98        1.09           (.10)           --         1.97        (.93)      --       (.93)
2004                   15.35        1.00        (.77)          (.05)           --          .18        (.94)      --       (.94)
2003                   14.38        1.04         .86           (.07)           --         1.83        (.87)      --       (.87)

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                14.35         .48       (2.27)          (.15)           --        (1.94)       (.35)      --       (.35)
2008                   15.31         .97        (.79)          (.23)         (.05)        (.10)       (.71)    (.15)      (.86)
2007(c)                14.87         .83         .47           (.20)           --***      1.10        (.66)      --***    (.66)
Year Ended 6/30:
2006                   15.79         .99        (.76)          (.19)         (.01)         .03        (.86)    (.09)      (.95)
2005                   14.62        1.00        1.25           (.11)           --         2.14        (.92)    (.05)      (.97)
2004                   15.44        1.03        (.82)          (.06)           --          .15        (.92)    (.05)      (.97)
2003                   14.46        1.05         .96           (.08)           --         1.93        (.92)    (.03)      (.95)
===============================================================================================================================
                                                         Total Returns
                                                       --------------------
                       Offering                                      Based
                      Costs and     Ending                              on
                      Preferred     Common              Based       Common
                          Share      Share   Ending        on    Share Net
                   Underwriting  Net Asset   Market    Market        Asset
                      Discounts      Value    Value     Value*       Value*
===========================================================================
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
---------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                    $ --     $12.02   $10.23   (19.78)%      (13.62)%
2008                         --      14.26    13.11   (12.31)         (.81)
2007(c)                      --      15.09    15.75    14.37          7.26
Year Ended 6/30:
2006                         --      14.68    14.35     (.78)         (.05)
2005                         --      15.63    15.38    19.97         13.80
2004                         --      14.59    13.63    (5.13)         1.20
2003                        .01      15.35    15.30    15.09         13.18

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
---------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                      --      12.06    10.80   (18.32)       (13.79)
2008                         --      14.35    13.59   (12.41)         (.60)
2007(c)                      --      15.31    16.50    15.40          7.50
Year Ended 6/30:
2006                         --      14.87    14.90     (.49)          .25
2005                         --      15.79    15.90    23.39         15.00
2004                         --      14.62    13.74    (4.81)         1.02
2003                         --      15.44    15.40     9.14         13.74
===========================================================================
                                                             Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets              Ratios to Average Net Assets
                                           Applicable to Common Shares               Applicable to Common Shares
                                          Before Credit/Reimbursement               After Credit/Reimbursement**
                                  ------------------------------------------  -----------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable        Expenses        Expenses          Net       Expenses       Expenses          Net    Portfolio
                     to Common       Including       Excluding   Investment      Including      Excluding   Investment     Turnover
                   Shares (000)   Interest++(a)   Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++        Rate
====================================================================================================================================
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                $79,085        1.24%****        1.24****    6.37%****      1.00%****      1.00%****    6.61%****          --%
2008                    93,762        1.20             1.20        6.10            .89            .89         6.41               17
2007(c)                 99,203        1.20****         1.20****    5.85****        .83****        .83****     6.23****            9
Year Ended 6/30:
2006                    96,378        1.19             1.19        5.83            .75            .75         6.28               16
2005                   102,502        1.19             1.19        5.94            .74            .74         6.39               17
2004                    95,651        1.20             1.20        6.26            .74            .74         6.71               11
2003                   100,502        1.19             1.19        6.56            .74            .74         7.01                8

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                 54,539        1.29****         1.29****    6.53****        .96****        .96****     6.87****           --
2008                    64,904        1.25             1.25        6.16            .85            .85         6.56               16
2007(c)                 69,238        1.24****         1.24****    6.03****        .78****        .78****     6.49****           11
Year Ended 6/30:
2006                    67,150        1.23             1.23        5.99            .76            .76         6.47               13
2005                    71,231        1.23             1.23        6.09            .77            .77         6.54               11
2004                    65,919        1.25             1.25        6.41            .79            .79         6.87               11
2003                    69,616        1.23             1.23        6.53            .76            .76         7.00               12
====================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
----------------------------------------------------
Year Ended 4/30:
2009(b)           $48,000       $25,000      $66,190
2008               48,000        25,000       73,834
2007(c)            48,000        25,000       76,668
Year Ended 6/30:
2006               48,000        25,000       75,197
2005               48,000        25,000       78,386
2004               48,000        25,000       74,818
2003               48,000        25,000       77,345

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
----------------------------------------------------
Year Ended 4/30:
2009(b)            34,500        25,000       64,521
2008               34,500        25,000       72,032
2007(c)            34,500        25,000       75,172
Year Ended 6/30:
2006               34,500        25,000       73,659
2005               34,500        25,000       76,617
2004               34,500        25,000       72,767
2003               34,500        25,000       75,446
====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Rounds to less than $.01 per share.

**** Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended October 31, 2008.

(c)  For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.


                                  96-97 spread

Financial
HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                              Less Distributions
                              ----------------------------------------------------------------  ------------------------------
                                                      Distributions   Distributions
                                                           from Net            from                    Net
                   Beginning                             Investment         Capital             Investment    Capital
                      Common                     Net      Income to        Gains to              Income to   Gains to
                       Share         Net   Realized/      Preferred       Preferred                 Common     Common
                   Net Asset  Investment  Unrealized         Share-          Share-                 Share-     Share-
                       Value      Income  Gain (Loss)       holders+        holders+     Total     holders    holders    Total
==============================================================================================================================
PENNSYLVANIA INVESTMENT QUALITY (NQP)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)               $14.39       $ .48      $(2.25)         $(.16)           $ --     $(1.93)      $(.33)      $ --  $ (.33)
2008                   15.19         .95        (.80)          (.29)             --       (.14)       (.66)        --    (.66)
2007(c)                14.71         .77         .47           (.23)             --       1.01        (.53)        --    (.53)
Year Ended 6/30:
2006                   15.73         .90        (.87)          (.21)           (.02)      (.20)       (.71)      (.11)   (.82)
2005                   14.92         .92        1.05           (.12)           (.01)      1.84        (.89)      (.14)  (1.03)
2004                   15.91         .98        (.98)          (.06)             --       (.06)       (.92)      (.01)   (.93)
2003                   14.70        1.02        1.19           (.09)             --       2.12        (.91)        --    (.91)

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                13.74         .46       (2.37)          (.15)             --      (2.06)       (.30)        --    (.30)
2008                   14.70         .90        (.93)          (.26)           (.02)      (.31)       (.61)      (.04)   (.65)
2007(c)                14.22         .74         .50           (.21)             --       1.03        (.55)        --    (.55)
Year Ended 6/30:
2006                   15.32         .89        (.80)          (.18)           (.03)      (.12)       (.77)      (.21)   (.98)
2005                   14.74         .92         .88           (.10)           (.01)      1.69        (.93)      (.18)  (1.11)
2004                   15.65         .98        (.77)          (.05)           (.01)       .15        (.95)      (.11)  (1.06)
2003                   14.83        1.04         .79           (.08)             --       1.75        (.93)        --    (.93)
==============================================================================================================================
                                                          Total Returns
                                                      --------------------
                      Offering                                      Based
                     Costs and     Ending                              on
                     Preferred     Common              Based       Common
                         Share      Share   Ending        on    Share Net
                  Underwriting  Net Asset   Market    Market        Asset
                     Discounts      Value    Value     Value*       Value*
==========================================================================
PENNSYLVANIA INVESTMENT QUALITY (NQP)
--------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                   $ --     $12.13   $10.29    (19.21)%  (13.60)
2008                        --      14.39    13.10     (1.78)     (.92)
2007(c)                     --      15.19    14.01     12.41      6.89
Year Ended 6/30:
2006                        --      14.71    12.95     (9.47)    (1.34)
2005                        --      15.73    15.16     19.53     12.67
2004                        --      14.92    13.58     (9.73)     (.38)
2003                        --      15.91    16.01     11.98     14.79

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
--------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                     --      11.38     9.35    (21.86)   (15.21)
2008                        --      13.74    12.30     (5.26)    (2.06)
2007(c)                     --      14.70    13.67      9.83      7.31
Year Ended 6/30:
2006                        --      14.22    12.96     (8.42)     (.80)***
2005                        --      15.32    15.16     17.79     11.80
2004                        --      14.74    13.84     (7.22)      .94
2003                        --      15.65    16.00     15.09     12.09
==========================================================================
                                                            Ratios/Supplemental Data
                  -----------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets              Ratios to Average Net Assets
                                          Applicable to Common Shares               Applicable to Common Shares
                                         Before Credit/Reimbursement               After Credit/Reimbursement**
                                 ------------------------------------------  -----------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable        Expenses        Expenses          Net       Expenses       Expenses          Net    Portfolio
                    to Common       Including       Excluding   Investment      Including      Excluding   Investment     Turnover
                  Shares (000)   Interest++(a)   Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++        Rate
===================================================================================================================================
PENNSYLVANIA INVESTMENT QUALITY (NQP)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)              $196,081        1.55%****       1.29%****    6.93%****     1.54%****       1.28%****    6.94%****           3%
2008                  232,528        1.65            1.27         6.48          1.64            1.26         6.49               20
2007(c)               247,644        1.54****        1.25****     6.06****      1.53****        1.23****     6.07****           16
Year Ended 6/30:
2006                  239,718        1.23            1.23         5.87          1.21            1.21         5.89               20
2005                  256,365        1.23            1.23         5.96          1.22            1.22         5.97               18
2004                  243,287        1.23            1.23         6.38          1.22            1.22         6.39               17
2003                  258,924        1.27            1.27         6.59          1.26            1.26         6.60               11

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)               178,257        1.35****        1.27****     6.96****      1.33****        1.24****     6.98****            6
2008                  215,252        1.55            1.28         6.36          1.53            1.27         6.37               27
2007(c)               232,650        1.40****        1.21****     6.08****      1.39****        1.20****     6.09****           15
Year Ended 6/30:
2006                  225,121        1.20            1.20         6.01          1.18            1.18         6.03               18
2005                  242,373        1.19            1.19         6.09          1.19            1.19         6.10               22
2004                  232,455        1.18            1.18         6.45          1.17            1.17         6.46               16
2003                  246,604        1.20            1.20         6.76          1.19            1.19         6.77               19
===================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
PENNSYLVANIA INVESTMENT QUALITY (NQP)
----------------------------------------------------
Year Ended 4/30:
2009(b)          $132,000       $25,000      $62,137
2008              132,000        25,000       69,039
2007(c)           132,000        25,000       71,902
Year Ended 6/30:
2006              132,000        25,000       70,401
2005              132,000        25,000       73,554
2004              132,000        25,000       71,077
2003              132,000        25,000       74,039

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
----------------------------------------------------
Year Ended 4/30:
2009(b)           118,100        25,000       62,734
2008              118,100        25,000       70,566
2007(c)           118,100        25,000       74,249
Year Ended 6/30:
2006              118,100        25,000       72,655
2005              118,100        25,000       76,307
2004              118,100        25,000       74,207
2003              118,100        25,000       77,202
====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  During the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2
     (NPY) received a payment from the Adviser of $27,169, to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Fund's Total Return on Common Share Net Asset Value.

**** Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended October 31, 2008.

(c)  For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.


                                  98-99 spread

Financial
HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                              Less Distributions
                              ----------------------------------------------------------------  ------------------------------
                                                      Distributions   Distributions
                                                           from Net            from                    Net
                   Beginning                             Investment         Capital             Investment    Capital
                      Common                     Net      Income to        Gains to              Income to   Gains to
                       Share         Net   Realized/      Preferred       Preferred                 Common     Common
                   Net Asset  Investment  Unrealized         Share-          Share-                 Share-     Share-
                       Value      Income  Gain (Loss)       holders+        holders+     Total     holders    holders    Total
==============================================================================================================================
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)               $14.47       $ .49      $(2.43)         $(.14)           $ --     $(2.08)      $(.35)      $ --  $ (.35)
2008                   15.36         .97        (.84)          (.25)           (.02)      (.14)       (.70)      (.05)   (.75)
2007(c)                14.95         .82         .46           (.21)             --       1.07        (.66)        --    (.66)
Year Ended 6/30:
2006                   15.93         .98        (.78)          (.19)           (.01)        --        (.88)      (.10)   (.98)
2005                   15.32         .99        1.06           (.10)           (.02)      1.93        (.96)      (.36)  (1.32)
2004                   16.25        1.04        (.78)          (.05)           (.01)       .20        (.96)      (.17)  (1.13)
2003                   14.96        1.08        1.29           (.07)           (.01)      2.29        (.92)      (.10)  (1.02)

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                14.49         .49       (2.12)          (.15)             --      (1.78)       (.35)        --    (.35)
2008                   15.34         .99        (.80)          (.26)           (.02)      (.09)       (.71)      (.05)   (.76)
2007(c)                14.93         .83         .44           (.21)           (.01)      1.05        (.62)      (.02)   (.64)
Year Ended 6/30:
2006                   15.89         .98        (.85)          (.19)           (.01)      (.07)       (.79)      (.10)   (.89)
2005                   14.87         .97        1.08           (.11)             --       1.94        (.88)      (.04)   (.92)
2004                   15.90         .98        (.87)          (.05)           (.01)       .05        (.92)      (.16)  (1.08)
2003                   14.64        1.00        1.30           (.09)             --       2.21        (.92)      (.03)   (.95)
==============================================================================================================================
                                                          Total Returns
                                                      --------------------
                      Offering                                      Based
                     Costs and     Ending                              on
                     Preferred     Common              Based       Common
                         Share      Share   Ending        on    Share Net
                  Underwriting  Net Asset   Market    Market        Asset
                     Discounts      Value    Value     Value*       Value*
==========================================================================
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
--------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                   $ --     $12.04   $10.76    (18.70)%    (14.66)%
2008                        --      14.47    13.61     (8.46)       (.87)
2007(c)                     --      15.36    15.70      8.40        7.22
Year Ended 6/30:
2006                        --      14.95    15.10      (.56)       (.01)
2005                        --      15.93    16.14     21.84       13.02
2004                        --      15.32    14.39     (5.95)       1.30
2003                       .02      16.25    16.46     18.13       15.95

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
--------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                     --      12.36    10.33    (20.67)     (12.52)
2008                        --      14.49    13.40     (6.81)       (.60)
2007(c)                     --      15.34    15.18     11.88        7.14
Year Ended 6/30:
2006                        --      14.93    14.16       .88        (.46)
2005                        --      15.89    14.90     17.63       13.37
2004                        --      14.87    13.48     (8.58)        .29
2003                        --      15.90    15.84     14.38       15.48
==========================================================================
                                                            Ratios/Supplemental Data
                  -----------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets              Ratios to Average Net Assets
                                          Applicable to Common Shares               Applicable to Common Shares
                                         Before Credit/Reimbursement               After Credit/Reimbursement**
                                 ------------------------------------------  -----------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable        Expenses        Expenses          Net       Expenses       Expenses          Net    Portfolio
                    to Common       Including       Excluding   Investment      Including      Excluding   Investment     Turnover
                  Shares (000)   Interest++(a)   Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++        Rate
===================================================================================================================================
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)               $40,117         1.33%***        1.33%***     6.73%***       1.08%***       1.08%***     6.98%***           4%
2008                   48,211         1.39            1.28         6.26           1.07            .96         6.57              20
2007(c)                51,160         1.33***         1.27***      5.99***         .95***         .89***      6.37***           11
Year Ended 6/30:
2006                   49,660         1.25            1.25         5.90            .80            .80         6.35              12
2005                   52,712         1.23            1.23         5.82            .78            .78         6.28              13
2004                   50,549         1.21            1.21         6.15            .76            .76         6.60              10
2003                   53,591         1.23            1.23         6.44            .79            .79         6.88              13

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(b)                46,056         1.34***         1.34***      6.72***        1.03***        1.03***      7.03***            3
2008                   53,997         1.40            1.29         6.29           1.01            .90         6.67              27
2007(c)                57,142         1.33***         1.27***      6.03***         .88***         .82***      6.48***           13
Year Ended 6/30:
2006                   55,597         1.24            1.24         5.93            .77            .77         6.40              13
2005                   59,174         1.23            1.23         5.80            .78            .78         6.25               8
2004                   55,370         1.24            1.24         5.95            .78            .78         6.40               4
2003                   59,202         1.25            1.25         6.07            .78            .78         6.53              13
===================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
----------------------------------------------------
Year Ended 4/30:
2009(b)           $25,000       $25,000      $65,117
2008               25,000        25,000       73,211
2007(c)            25,000        25,000       76,160
Year Ended 6/30:
2006               25,000        25,000       74,660
2005               25,000        25,000       77,712
2004               25,000        25,000       75,549
2003               25,000        25,000       78,591

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
----------------------------------------------------
Year Ended 4/30:
2009(b)            28,500        25,000       65,400
2008               28,500        25,000       72,366
2007(c)            28,500        25,000       75,124
Year Ended 6/30:
2006               28,500        25,000       73,769
2005               28,500        25,000       76,907
2004               28,500        25,000       73,570
2003               28,500        25,000       76,932
====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended October 31, 2008.

(c)  For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.


                                 100-101 spread

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The closed-end municipal funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three-, and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one-, three-, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general "other states" category for closed-end state funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
 TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased or redeemed during the period covered by this report. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:           www.nuveen.com/etf

                                            Share prices
                                            Fund details
                                            Daily financial news
                                            Investor education
                                            Interactive planning tools

                                                                     ESA-B-1008D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
AUGUST 7-31, 2008          0                     $0           0                           375,000
SEPTEMBER 1-30, 2008       0                     $0           0                           375,000
OCTOBER 1-31, 2008         0                     $0           0                           375,000

TOTAL                      0

* The registrant's repurchase program, which authorized the repurchase of 375,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: January 9, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 9, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 9, 2009
    -------------------------------------------------------------------